SUPPLEMENT DATED AUGUST 1, 2000
             TO THE PROSPECTUS DATED MAY 1, 2000
                            of
                   CARILLON LIFE ACCOUNT

Effective August 1, 2000, the prospectus for Carillon Life
Account Excel Choice dated May 1, 2000 (the "Prospectus") is amended by including the following information:

1. Tax Qualification Test Election

We have revised the "Death Benefit Options" section on page 25 to begin as follows:

If you buy a policy after October 9, 2000*, you may choose one of two death benefit options, which will be used to determine the death benefit. Under Option A, the death benefit is the greater of: (i) the specified amount; or (ii) the Applicable Percentage of account value on the date of the insured's death (if you elected the guideline premium test) or the Factor multiplied by the account value on the date of the insured's death (if you elected the cash value accumulation test). Under Option B, the death benefit is the greater of: (i) the specified amount plus the account value on the date of the insured's death; or (ii) the Applicable Percentage (if you elected the guideline premium test) or Factor (if you elected the cash value accumulation test) multiplied by the account value on the date
of the insured's death.   A table showing the Guideline Premium
Test Applicable Percentages is included in Appendix A, page CLA-97, and a table of the Cash Value Accumulation Test factors can be found in Appendix C attached to this supplement.

When you apply for the policy, you will also choose one of two alternative tests to evaluate whether your policy qualifies as a life insurance contract under the Internal Revenue Code, which are described below. You may also choose one of two enhanced death benefit options when you apply for the policy that are designed to increase the death benefit on the life of the
insured person at certain ages.   Once chosen, you cannot change
your choice later. Because you cannot change your choice once you have made it, you should consult a tax adviser before making your choice as to the consequences of each test. See page CLA-40 for a further discussion of tax considerations.

     A. Guideline Premium Test

If you choose the guideline premium test, total premium payments paid in a policy year may not exceed guideline premium payment limitations for life insurance set forth in the Internal Revenue Code. If cash value growth in later policy years is your primary objective, the guideline premium test may be the appropriate choice because it requires a lower death benefit, and therefore lower cost of insurance charges, once the policy's death benefit is subject to increases required by the Internal Revenue Code. Union Central will promptly refund any portion of any premium payment that is determined to be in excess of the premium payment limit established by law to qualify a policy as a contract for life insurance. A table showing the Guideline Premium Test Applicable Percentages is included in Appendix A, page CLA-97. The guideline premium test provides for a maximum premium in relation to the death benefit, and a minimum "corridor" of death benefit in relation to account value.

     B.  Cash Value Accumulation Test

If you choose the cash value accumulation test, there are no limits on the amount of premium you can pay in a policy year, so long as the death benefit is large enough compared to the account value to meet the test requirements. If you select the cash value accumulation test, you can generally make a higher amount of premium payments for any given specified amount and a higher death benefit may result in the long term. If cash value growth in early policy years is your primary objective, the cash value accumulation test may be an appropriate choice because it allows you to invest more premiums in the policy for each dollar of death benefit. Under the cash value accumulation test, the death benefit at all times must be at least equal to an actuarially determined factor, depending on the insured person's age, sex, and premium class at any point in time, multiplied by the account value. A table of the Cash Value Accumulation Test factors can be found in Appendix C attached to this supplement.

The illustrations presented on pages CLA-29 to CLA-36 reflect the use of the Guideline Premium Test. Illustrations reflecting the use of the Cash Value Accumulation Test are attached to this supplement. For further information concerning the policy illustrations, see page CLA-28.

* These options are subject to state insurance department approval. Check with your registered representative about availability in your state of residence.

                    CLA supplement page 1

2. Enhanced Death Benefit Option

This provision is added to the "Death Benefit and Changes in Specified Amount" section beginning on page CLA-24.

Enhanced Death Benefit Option

If you buy a policy after October 9, 2000*, you may choose one of two enhanced death benefit options when you apply for your policy. The two options establish increased death benefits on the life of the insured person at certain ages based on the life expectancy of the insured person. We offer two corridors, a nine-year corridor and a fifteen-year corridor. If you choose this option, your death benefit will be calculated using the factors shown in Appendix D. The death benefits on the life of the insured person centered on attained age 85 could potentially be a greater percentage of the account value than with the standard corridor for the chosen tax test. If death benefit protection at policy ages 78 through 92 is an important factor to you, the enhanced corridor for the tax test chosen may be the appropriate choice. The death benefit amounts at those ages will only be affected if the account values have reached levels that would force the death benefit amounts to be increased. At ages under 78 and over 92, the enhanced and standard corridor factors are equal. While this option is available free of charge, the enhanced death benefit may cause the cost of insurance to be higher than in a policy without this option. During the enhanced death benefit period, the death benefit will be increased if the death benefit is either the Applicable Percentage of account value (if you elected the guideline premium test) or the Factor multiplied by the account value (if you elected the cash value accumulation test). The same cost of insurance rates would then be charged on a greater risk amount, thereby increasing your total cost of insurance charged.

3.  Monthly Deduction Option

The following provision modifies the "Monthly Deduction" section on page CLA-19:

After October 9, 2000*, current owners have the option of choosing which subdivisions to use for monthly deductions. The monthly deduction will continue to be deducted from the subdivisions and from the guaranteed account pro rata on the basis of the portion of account value in each, unless you choose to have the monthly deduction taken only from certain subdivisions by using the Monthly Deduction Endorsement.

The Monthly Deduction Endorsement provides the owner the option of designating from which subdivisions the monthly deductions will be taken. If the subdivisions chosen by the owner do not have sufficient funds, the monthly deduction is made against the account value in each subdivision of the variable account and the guaranteed account in proportion to the total amounts in those subdivisions. This endorsement can be added at any time, and the owner can change the designated subdivisions upon written notice to us.

4. Additional Revisions to Prospectus:

A.  "Loans; Interest" (page CLA-26)

We have removed the following paragraph from the "Loans;
Interest" section of the prospectus on page CLA-26:

"If the maximum annual loan interest rate for a policy year is at least 0.5% higher than the rate set for the previous policy year, we may increase the rate to no more than that limit. If the maximum limit for a policy year is at least 0.5% lower than the rate set for the previous policy year, we will reduce the rate to at least that limit."

B. Frank Russell Company Footnote (page CLA-11) and Illustration
Footnote (pages CLA-29-36)

 We have revised footnote 2 on page CLA-11 so that the language appearing in capital letters is now shown in sentence case. The same revision has been made to the paragraph appearing at the bottom of each page of illustrations (CLA-29 to CLA-36).

* These options are subject to state insurance department approval. Check with your registered representative about availability in your state of residence.

                    CLA supplement page 2

C.    Diagram of Policy (pages CLA-6 to CLA-8):

[the next two sections are encased in a box]

                        DEATH BENEFITS

   -   Are income tax free to beneficiary.

   - Are available as lump sum or under a variety of payment options.

   - For all policies, the minimum initial specified amount is $50,000.

   -   There are two death benefit options available:
       Option A, equal to the specified amount, or Option B, equal to the specified amount plus account value. See page 25.

   - Your death benefit may be increased once your account value reaches a certain level to satisfy applicable tax law requirements.

   - You have the flexibility to change the death benefit option and specified amount. See page 25 for rules and limits.

   - You may choose one of two Enhanced Death Benefit Options, based on a nine or fifteen-year corridor, to increase your death benefit at certain ages based on your life expectancy. See pages 1 and 2 of the supplement.

   - Other supplemental and/or rider benefits may be available. See page 38.


* These options are subject to state insurance department approval. Check with your registered representative about availability in your state of residence.

                    CLA supplement page 3

               DEDUCTIONS FROM YOUR ACCOUNT VALUE

- Monthly deduction for cost of insurance, administrative charge, and charges for any supplemental and/or rider benefits. The administrative charge is currently $5.00 per month. See page 20. See page 38 for a discussion of other supplemental riders.

          DEDUCTIONS FROM VARIABLE SUBDIVISIONS

- We deduct a daily charge at a guaranteed annual rate of 0.75% during the first ten policy years, and 0.25% thereafter, from the subaccounts for mortality and expense risks. See page 20.

- The portfolios deduct the following investment advisory fees and operating expenses from their assets.

                                                   Management  Other    Total
                                                       Fees   Expenses Expenses
Summit Mutual Funds, Inc.
  Zenith Portfolio<F1><F8>                             0.60%    0.09%    0.69%
  Bond Portfolio<F1><F8>                               0.47%    0.13%    0.60%
  S&P 500 Index Portfolio<F1><F8>                      0.30%    0.09%    0.39%
  S&P MidCap 400 Index Portfolio<F6>                   0.30%    0.30%    0.60%
  Balanced Index Portfolio<F6>                         0.30%    0.17%    0.47%
  Russell 2000 Small Cap Index Portfolio<F7>           0.35%    0.40%    0.75%
  Nasdaq-100 Index Portfolio<F7>                       0.35%    0.30%    0.65%

Scudder Variable Life Investment  Fund<F1>
  Capital Growth Portfolio Class A                     0.46%    0.03%    0.49%
  International Portfolio Class A                      0.85%    0.18%    1.03%
  Money Market Portfolio                               0.37%    0.06%    0.43%

MFS Variable Insurance Trust <F1><F2>
  Growth With Income Series                            0.75%    0.13%    0.88%
  High Income Series<F3>                               0.75%    0.22%    0.97%
  Emerging Growth Series                               0.75%    0.09%    0.84%
  Total Return Series                                  0.75%    0.15%    0.90%
  New Discovery Series<F3>                             0.90%    1.59%    2.49%


American Century Variable Portfolios, Inc.<F1>
  Value                                                1.00%    <F4>     1.00%
  Income & Growth                                      0.70%    <F4>     0.70%

AIM Variable Insurance Funds, Inc.<F1>
  Capital Appreciation Fund                            0.61%    0.12%    0.73%
  Growth Fund                                          0.63%    0.10%    0.73%
                                              12b-1 Management  Other    Total
                                               Fees    Fees   Expenses Expenses
Templeton Variable Insurance Products
Trust<F5><F9>
  Templeton International Securities Fund
                            Class 2             0.25%   0.69%   0.19%    1.13%

                                                   Management  Other    Total
                                                       Fees   Expenses Expenses
Neuberger Berman Advisers Management Trust<F1>
  Guardian Portfolio                                   0.85%    0.15%    1.00%

Oppenheimer Variable Account Fund<F1>
  Global Securities Fund                               0.67%    0.02%    0.69%
  Main Street Growth & Income Fund                     0.73%    0.05%    0.78%

<F1> Figures are based on the actual expenses incurred by the Portfolio for the year ended December 31, 1999.  Actual Portfolio expenses may vary.

<F2> Each Series has an expense offset arrangement which reduces the Series'
     custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Series' expense). Any such fee reductions are not reflected under "Other Expenses." Had these fee reductions been taken into account, "Total Expenses" would be lower and would equal 0.83% for Emerging Growth Series, 0.87% for Growth with Income Series, 1.05% for New Discovery Series, 0.89% for Total Return Series, and 0.90% for High Income Series.

<F3> The adviser has contractually agreed, until at least May 1, 2001, subject to reimbursement, to bear expenses for New Discovery Series and
     High Income Series such that their "Other Expenses" (after taking into account the expense offset arrangement described above), do not exceed 0.15% for New
     Discovery Series and High Income Series.   Had these fee reductions been taken
     into account, "Total Expenses" would be lower and would equal 1.07% for New
     Discovery Series and 0.91 for High Income Series.  This does not reflect the effect of the expense offset arrangement discussed in note 2 above, which would result in lower expenses.

<F4> All expenses except brokerage, taxes, interest and fees and expenses of non-
     interested person directors are paid by the investment adviser.

<F5> Class 2 of the Fund has a distribution plan or "Rule 12b-1 plan" which is described in the Fund's prospectus.

<F6> This Portfolio commenced operations on May 3, 1999.  Actual expenses would be higher for the period shown above if the Adviser had not reimbursed expenses.

<F7> This Portfolio commenced operations on December 27, 1999; therefore, the expense figures for this Portfolio are estimated.

<F8> The adviser has reduced its management fee from those shown above for a period of one year beginning April 1, 2000, as follows: .03% (S&P 500); .08%
     (Zenith); .20% (Bond).

<F9> On 2/8/00, shareholders approved a merger and reorganization that combined the fund with the Templeton International Equity Fund, effective 5/1/00. The shareholders of that fund had approved new management fees, which apply to the combined fund effective 5/1/00. The table shows restated total expenses based on the new fees and the assets of the fund as of 12/31/99, and not the combined assets.  The fund's expenses after 5/1/00 would be estimated as:
     Management Fees 0.65%, 12b-1 fees 0.25%, Other Expenses 0.20%, and Total
     Expenses 1.10%.


* These options are subject to state insurance department approval. Check with your registered representative about availability in your state of residence.

                    CLA supplement page 4

            THE UNION CENTRAL LIFE INSURANCE COMPANY

                 VARIABLE UNIVERSAL LIFE INSURANCE

MALE ISSUE AGE: 40           EXCEL CHOICE                $400,000 SPECIFIED AMOUNT
PREFERRED                $5,000 ANNUAL PREMIUM              DEATH BENEFIT OPTION A
VARIABLE INVESTMENT      USING CURRENT CHARGES        CASH VALUE ACCUMULATION TEST
                                                                  CASH
                DEATH BENEFIT          ACCOUNT VALUE          SURRENDER VALUE
             --------------------   ---------------------   --------------------
    PREMIUMS Assuming Hypothetical   Assuming Hypothetical   Assuming Hypothetical
    ACCUM.       Gross Annual            Gross Annual            Gross Annual
     AT 5%   Investment Return of    Investment Return of    Investment Return of
END INTEREST --------------------    ---------------------   --------------------
OF   PER     0%     6%      12%      0%       6%      12%    0%       6%      12%
YEAR YEAR   Gross   Gross   Gross    Gross   Gross   Gross   Gross   Gross   Gross
---- ----   -----   -----   -----    -----   -----   -----   -----   -----   -----

 1    5,250 400,000 400,000 400,000    3,849   4,105   4,361     749   1,005   1,261
 2   10,763 400,000 400,000 400,000    7,592   8,341   9,122   4,422   5,171   5,952
 3   16,551 400,000 400,000 400,000   11,231  12,717  14,327   8,061   9,547  11,157
 4   22,628 400,000 400,000 400,000   14,759  17,230  20,014  11,589  14,060  16,844
 5   29,010 400,000 400,000 400,000   18,181  21,890  26,240  15,011  18,720  23,070

 6   35,710 400,000 400,000 400,000   21,500  26,707  33,063  18,647  23,854  30,210
 7   42,746 400,000 400,000 400,000   24,722  31,694  40,554  22,186  29,158  38,018
 8   50,133 400,000 400,000 400,000   27,851  36,860  48,787  25,632  34,641  46,568
 9   57,889 400,000 400,000 400,000   30,885  42,214  57,841  28,983  40,312  55,939
10   66,034 400,000 400,000 400,000   33,821  47,759  67,802  32,236  46,174  66,217

11   74,586 400,000 400,000 400,000   36,847  53,779  79,166  35,579  52,511  77,898
12   83,565 400,000 400,000 400,000   39,778  60,045  91,742  38,827  59,094  90,791
13   92,993 400,000 400,000 400,000   42,604  66,562 105,662  41,970  65,928 105,028
14  102,893 400,000 400,000 400,000   45,320  73,339 121,079  45,003  73,022 120,762
15  113,287 400,000 400,000 400,000   47,914  80,381 138,160  47,914  80,381 138,160

20  173,596 400,000 400,000 512,768   60,237 121,428 256,606  60,237 121,428 256,606
25  250,567 400,000 400,000 783,370   68,219 171,416 448,762  68,219 171,416 448,762
30  348,804 400,000 400,000 1173,968  70,188 233,337 758,538  70,188 233,337 758,538

Notes concerning this illustration:
(1)  Assumes that no policy loans have been made.

(2) Current values reflect applicable Premium Expense Charges, current cost of insurance rates, a monthly administrative charge of $5.00 per month, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of -1.516%, 4.393%, and 10.302% respectively, during the first ten policy years, and -1.023%, 4.916%, and 10.855% thereafter.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown shown and will depend on a number of factors including the investment allocations made by an owner and prevailing rates. The death benefit and account value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company or the portfolios that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                    CLA supplement page 5

            THE UNION CENTRAL LIFE INSURANCE COMPANY

                 VARIABLE UNIVERSAL LIFE INSURANCE

MALE ISSUE AGE: 40           EXCEL CHOICE                $400,000 SPECIFIED AMOUNT
PREFERRED                $5,000 ANNUAL PREMIUM              DEATH BENEFIT OPTION A
VARIABLE INVESTMENT      USING GUARANTEED CHARGES      CASH VALUE ACCUMULATION TEST
                                                                  CASH
                DEATH BENEFIT          ACCOUNT VALUE          SURRENDER VALUE
             --------------------   ---------------------   --------------------
    PREMIUMS Assuming Hypothetical   Assuming Hypothetical   Assuming Hypothetical
    ACCUM.       Gross Annual            Gross Annual            Gross Annual
     AT 5%   Investment Return of    Investment Return of    Investment Return of
END INTEREST --------------------    ---------------------   --------------------
OF   PER     0%     6%      12%      0%       6%      12%    0%       6%      12%
YEAR YEAR   Gross   Gross   Gross    Gross   Gross   Gross   Gross   Gross   Gross
---- ----   -----   -----   -----    -----   -----   -----   -----   -----   -----
 1    5,250 400,000 400,000 400,000    3,410   3,648   3,887     310     548     787
 2   10,763 400,000 400,000 400,000    6,885   7,578   8,300   3,715   4,408   5,130
 3   16,551 400,000 400,000 400,000   10,246  11,619  13,107   7,076   8,449   9,937
 4   22,628 400,000 400,000 400,000   13,485  15,767  18,339  10,315  12,597  15,169
 5   29,010 400,000 400,000 400,000   16,605  20,028  24,044  13,435  16,858  20,874

 6   35,710 400,000 400,000 400,000   19,593  24,394  30,258  16,740  21,541  27,405
 7   42,746 400,000 400,000 400,000   22,445  28,865  37,032  19,909  26,329  34,496
 8   50,133 400,000 400,000 400,000   25,157  33,441  44,423  22,938  31,222  42,204
 9   57,889 400,000 400,000 400,000   27,723  38,122  52,493  25,821  36,220  50,591
10   66,034 400,000 400,000 400,000   30,134  42,901  61,306  28,549  41,316  59,721

11   74,586 400,000 400,000 400,000   32,650  48,129  71,415  31,382  46,861  70,147
12   83,565 400,000 400,000 400,000   34,994  53,485  82,528  34,043  52,534  81,577
13   92,993 400,000 400,000 400,000   37,142  58,955  94,746  36,508  58,321  94,112
14  102,893 400,000 400,000 400,000   39,077  64,532 108,193  38,760  64,215 107,876
15  113,287 400,000 400,000 400,000   40,768  70,196 122,998  40,768  70,196 122,998

20  173,596 400,000 400,000 446,927   44,779  99,465 223,657  44,779  99,465 223,657
25  250,567 400,000 400,000 666,408   37,932 128,614 381,759  37,932 128,614 381,759
30  348,804 400,000 400,000 960,162   10,905 152,888 620,391  10,905 152,888 620,391


Notes concerning this illustration:
(1)  Assumes that no policy loans have been made.

(2) Guaranteed values reflect applicable Premium Expense Charges, guaranteed cost of insurance rates, a monthly administrative charge of $25.00 per month in year 1 and $10.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of -1.516%, 4.393%, and 10.302% respectively, during the first ten policy years, and -1.023%, 4.916%, and 10.855% thereafter.


The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown shown and will depend on a number of factors including the investment allocations made by an owner and prevailing rates. The death benefit and account value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company or the portfolios that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                    CLA supplement page 6

             THE UNION CENTRAL LIFE INSURANCE COMPANY

                 VARIABLE UNIVERSAL LIFE INSURANCE

MALE ISSUE AGE: 40           EXCEL CHOICE                $400,000 SPECIFIED AMOUNT
PREFERRED                $5,000 ANNUAL PREMIUM              DEATH BENEFIT OPTION B
VARIABLE INVESTMENT      USING CURRENT CHARGES        CASH VALUE ACCUMULATION TEST
                                                                  CASH
                DEATH BENEFIT          ACCOUNT VALUE          SURRENDER VALUE
             --------------------   ---------------------   --------------------
    PREMIUMS Assuming Hypothetical   Assuming Hypothetical   Assuming Hypothetical
    ACCUM.       Gross Annual            Gross Annual            Gross Annual
     AT 5%   Investment Return of    Investment Return of    Investment Return of
END INTEREST --------------------    ---------------------   --------------------
OF   PER     0%     6%      12%      0%       6%      12%    0%       6%      12%
YEAR YEAR   Gross   Gross   Gross    Gross   Gross   Gross   Gross   Gross   Gross
---- ----   -----   -----   -----    -----   -----   -----   -----   -----   -----
 1    5,250 403,840 404,095 404,351    3,840   4,095   4,351     740     995   1,251
 2   10,763 407,565 408,311 409,089    7,565   8,311   9,089   4,395   5,141   5,919
 3   16,551 411,176 412,654 414,255   11,176  12,654  14,255   8,006   9,484  11,085
 4   22,628 414,666 417,119 419,883   14,666  17,119  19,883  11,496  13,949  16,713
 5   29,010 418,039 421,714 426,023   18,039  21,714  26,023  14,869  18,544  22,853

 6   35,710 421,296 426,444 432,276   21,296  26,444  32,276  18,443  23,591  29,423
 7   42,746 424,446 431,322 400,000   24,446  31,322  40,058  21,910  28,786  37,522
 8   50,133 427,487 436,352 448,083   27,487  36,352  48,083  25,268  34,133  45,864
 9   57,889 430,422 441,541 456,870   30,422  41,541  56,870  28,520  39,639  54,968
10   66,034 433,244 446,888 466,491   33,244  46,888  66,491  31,659  45,303  64,906

11   74,586 436,138 452,665 477,420   36,138  52,665  77,420  34,870  51,397  76,152
12   83,565 438,918 458,640 489,447   38,918  58,640  89,447  37,967  57,689  88,496
13   92,993 441,574 464,809 502,678   41,574  64,809 102,678  40,940  64,175 102,044
14  102,893 444,098 471,174 517,235   44,098  71,174 117,235  43,781  70,857 116,918
15  113,287 446,475 477,727 533,246   46,475  77,727 133,246  46,475  77,727 133,246

20  173,596 457,480 400,000 643,063   57,480 115,179 243,063  57,480 115,179 243,063
25  250,567 463,161 557,291 820,635   63,161 157,291 420,635  63,161 157,291 420,635
30  348,804 461,480 602,712 1108,751  61,480 202,712 708,751  61,480 202,712 708,751

Notes concerning this illustration:

(1)  Assumes that no policy loans have been made.

(2) Current values reflect applicable Premium Expense Charges, current cost of insurance rates, a monthly administrative charge of $5.00 per month, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of -1.516%, 4.393%, and 10.302% respectively, during the first ten policy years, and -1.023%, 4.916%, and 10.855%.thereafter.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown shown and will depend on a number of factors including the investment allocations made by an owner and prevailing rates. The death benefit and account value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company or the portfolios that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                    CLA supplement page 7

             THE UNION CENTRAL LIFE INSURANCE COMPANY

                 VARIABLE UNIVERSAL LIFE INSURANCE

MALE ISSUE AGE: 40           EXCEL CHOICE                $400,000 SPECIFIED AMOUNT
PREFERRED                $5,000 ANNUAL PREMIUM              DEATH BENEFIT OPTION B
VARIABLE INVESTMENT      USING GUARANTEED CHARGES      CASH VALUE ACCUMULATION TEST

                                                                  CASH
                DEATH BENEFIT          ACCOUNT VALUE          SURRENDER VALUE
             --------------------   ---------------------   --------------------
    PREMIUMS Assuming Hypothetical   Assuming Hypothetical   Assuming Hypothetical
    ACCUM.       Gross Annual            Gross Annual            Gross Annual
     AT 5%   Investment Return of    Investment Return of    Investment Return of
END INTEREST --------------------    ---------------------   --------------------
OF   PER     0%     6%      12%      0%       6%      12%    0%       6%      12%
YEAR YEAR   Gross   Gross   Gross    Gross   Gross   Gross   Gross   Gross   Gross
---- ----   -----   -----   -----    -----   -----   -----   -----   -----   -----
 1    5,250 403,401 403,638 403,876    3,401   3,638   3,876     301     538     776
 2   10,763 406,857 407,547 408,267    6,857   7,547   8,267   3,687   4,377   5,097
 3   16,551 410,190 411,555 413,034   10,190  11,555  13,034   7,020   8,385   9,864
 4   22,628 413,390 415,653 418,204   13,390  15,653  18,204  10,220  12,483  15,034
 5   29,010 416,458 419,845 423,819   16,458  19,845  23,819  13,288  16,675  20,649

 6   35,710 419,381 424,120 429,907   19,381  24,120  29,907  16,528  21,267  27,054
 7   42,746 422,153 428,473 400,000   22,153  28,473  36,510  19,617  25,937  33,974
 8   50,133 424,768 432,899 443,671   24,768  32,899  43,671  22,549  30,680  41,452
 9   57,889 427,221 437,393 451,440   27,221  37,393  51,440  25,319  35,491  49,538
10   66,034 429,498 441,941 459,863   29,498  41,941  59,863  27,913  40,356  58,278

11   74,586 431,856 446,881 469,460   31,856  46,881  69,460  30,588  45,613  68,192
12   83,565 434,014 451,883 479,913   34,014  51,883  79,913  33,063  50,932  78,962
13   92,993 435,948 456,923 491,287   35,948  56,923  91,287  35,314  56,289  90,653
14  102,893 437,635 461,976 503,654   37,635  61,976 103,654  37,318  61,659 103,337
15  113,287 439,042 467,007 517,087   39,042  67,007 117,087  39,042  67,007 117,087

20  173,596 440,981 400,000 603,549   40,981  90,700 203,549  40,981  90,700 203,549
25  250,567 430,886 507,152 732,726   30,886 107,152 332,726  30,886 107,152 332,726
30  348,804 400,588 504,303 921,908      588 104,303 521,908     588 104,303 521,908

Notes concerning this illustration:

(1)  Assumes that no policy loans have been made.

(2) Guaranteed values reflect applicable Premium Expense Charges, guaranteed cost of insurance rates, a monthly administrative charge of $25.00 per month in year 1 and $10.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of -1.516%, 4.393%, and 10.302% respectively, during the first ten policy years, and -1.023%, 4.916%, and 10.855% thereafter.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown shown and will depend on a number of factors including the investment allocations made by an owner and prevailing rates. The death benefit and account value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company or the portfolios that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                    CLA supplement page 8


                     APPENDIX C - TABLE OF CASH VALUE ACCUMULATION TEST FACTORS

                Male          Female        Unisex                     Male          Female        Unisex
Attained Male   Non-   Female Non-   Unisex Non-       Attained Male   Non-   Female Non-   Unisex Non-
Age      Smoker Smoker Smoker Smoker Smoker Smoker     Age      Smoker Smoker Smoker Smoker Smoker Smoker
 0       10.31  12.33  12.91  14.40  10.94  12.69      50        2.22   2.62   2.67   2.95   2.35   2.68
 1       10.30  12.43  12.84  14.39  10.93  12.78      51        2.16   2.54   2.60   2.86   2.28   2.60
 2       10.00  12.10  12.47  14.00  10.62  12.44      52        2.10   2.46   2.53   2.78   2.22   2.52
 3        9.70  11.76  12.11  13.60  10.30  12.09      53        2.05   2.39   2.46   2.69   2.16   2.44
 4        9.41  11.43  11.74  13.21   9.98  11.74      54        1.99   2.31   2.39   2.61   2.10   2.37
 5        9.12  11.10  11.38  12.82   9.68  11.40      55        1.94   2.24   2.33   2.53   2.05   2.30
 6        8.83  10.76  11.03  12.43   9.37  11.06      56        1.89   2.18   2.26   2.46   2.00   2.23
 7        8.55  10.44  10.68  12.05   9.07  10.72      57        1.85   2.12   2.20   2.39   1.95   2.17
 8        8.27  10.11  10.34  11.68   8.78  10.39      58        1.80   2.06   2.15   2.32   1.90   2.10
 9        7.99   9.79  10.01  11.32   8.49  10.06      59        1.76   2.00   2.09   2.25   1.86   2.04
10        7.73   9.47   9.68  10.96   8.20   9.73      60        1.72   1.94   2.04   2.18   1.82   1.99
11        7.46   9.16   9.36  10.61   7.93   9.42      61        1.68   1.89   1.98   2.12   1.77   1.93
12        7.21   8.86   9.05  10.26   7.66   9.11      62        1.65   1.84   1.93   2.06   1.73   1.88
13        6.97   8.58   8.76   9.93   7.40   8.82      63        1.61   1.79   1.88   2.00   1.70   1.83
14        6.74   8.31   8.47   9.62   7.16   8.54      64        1.58   1.75   1.83   1.94   1.66   1.78
15        6.52   8.06   8.19   9.31   6.93   8.28      65        1.55   1.70   1.79   1.89   1.63   1.74
16        6.33   7.82   7.93   9.01   6.72   8.03      66        1.52   1.66   1.74   1.84   1.59   1.69
17        6.15   7.59   7.67   8.73   6.52   7.79      67        1.49   1.62   1.70   1.79   1.56   1.65
18        5.97   7.37   7.43   8.45   6.33   7.56      68        1.46   1.58   1.66   1.74   1.53   1.61
19        5.80   7.16   7.19   8.18   6.15   7.34      69        1.43   1.55   1.63   1.70   1.50   1.58
20        5.64   6.95   6.96   7.92   5.97   7.13      70        1.41   1.51   1.59   1.65   1.48   1.54
21        5.48   6.75   6.74   7.67   5.80   6.92      71        1.39   1.48   1.55   1.61   1.45   1.51
22        5.32   6.55   6.53   7.42   5.63   6.71      72        1.36   1.45   1.52   1.57   1.43   1.48
23        5.17   6.36   6.32   7.18   5.47   6.51      73        1.34   1.42   1.48   1.53   1.40   1.45
24        5.02   6.17   6.11   6.95   5.30   6.31      74        1.32   1.39   1.45   1.50   1.38   1.42
25        4.87   5.98   5.91   6.73   5.14   6.11      75        1.30   1.37   1.42   1.46   1.36   1.39
26        4.72   5.79   5.72   6.51   4.98   5.92      76        1.29   1.34   1.39   1.43   1.34   1.36
27        4.57   5.60   5.54   6.30   4.83   5.73      77        1.27   1.32   1.37   1.40   1.32   1.34
28        4.43   5.42   5.36   6.09   4.67   5.55      78        1.25   1.30   1.34   1.37   1.31   1.32
29        4.29   5.25   5.18   5.89   4.53   5.37      79        1.24   1.28   1.32   1.35   1.29   1.30
30        4.15   5.08   5.01   5.70   4.38   5.19      80        1.23   1.26   1.30   1.32   1.27   1.28
31        4.01   4.91   4.85   5.51   4.24   5.02      81        1.21   1.24   1.28   1.30   1.26   1.26
32        3.88   4.75   4.69   5.33   4.10   4.85      82        1.20   1.23   1.26   1.27   1.24   1.24
33        3.76   4.59   4.54   5.15   3.97   4.69      83        1.19   1.21   1.24   1.25   1.23   1.22
34        3.64   4.44   4.39   4.98   3.84   4.54      84        1.18   1.20   1.22   1.23   1.22   1.21
35        3.52   4.29   4.25   4.81   3.72   4.39      85        1.17   1.18   1.20   1.21   1.20   1.19
36        3.41   4.15   4.11   4.65   3.60   4.24      86        1.16   1.17   1.19   1.20   1.19   1.18
37        3.30   4.01   3.98   4.50   3.48   4.10      87        1.15   1.16   1.18   1.18   1.18   1.17
38        3.19   3.88   3.85   4.35   3.37   3.96      88        1.14   1.15   1.16   1.17   1.17   1.15
39        3.09   3.75   3.73   4.21   3.26   3.83      89        1.13   1.14   1.15   1.15   1.16   1.14
40        2.99   3.63   3.61   4.07   3.16   3.71      90        1.12   1.13   1.14   1.14   1.15   1.13
41        2.90   3.51   3.50   3.94   3.06   3.59      91        1.12   1.12   1.13   1.13   1.14   1.12
42        2.81   3.39   3.39   3.81   2.97   3.47      92        1.11   1.11   1.11   1.11   1.13   1.11
43        2.73   3.28   3.29   3.69   2.88   3.36      93        1.10   1.10   1.10   1.10   1.12   1.10
44        2.65   3.18   3.19   3.57   2.79   3.25      94        1.09   1.09   1.09   1.09   1.11   1.09
45        2.57   3.07   3.10   3.46   2.71   3.14      95        1.07   1.07   1.08   1.08   1.10   1.08
46        2.49   2.98   3.00   3.35   2.63   3.04      96        1.06   1.06   1.06   1.06   1.08   1.06
47        2.42   2.88   2.92   3.25   2.56   2.95      97        1.05   1.05   1.05   1.05   1.07   1.05
48        2.35   2.79   2.83   3.15   2.48   2.86      98        1.03   1.03   1.03   1.03   1.05   1.03
49        2.29   2.70   2.75   3.05   2.41   2.77      99        1.02   1.02   1.02   1.02   1.04   1.02

                    CLA supplement page 9

                   APPENDIX D

        ENHANCED DEATH BENEFIT OPTION TABLES
    Nine Year Corridor-Guideline Premium Test

ATTAINED                    ATTAINED
AGE        PERCENTAGE       AGE         PERCENTAGE

41          243.00%         71          113.00%
42          236.00          72          111.00
43          229.00          73          109.00
44          222.00          74          107.00
45          215.00          75          105.00

46          209.00          76          105.00
47          203.00          77          105.00
48          197.00          78          105.00
49          191.00          79          105.00
50          185.00          80          105.00

51          178.00          81          109.20
52          171.00          82          113.40
53          164.00          83          117.60
54          157.00          84          121.80
55          150.00          85          126.00

56          146.00          86          121.80
57          142.00          87          117.60
58          138.00          88          113.40
59          134.00          89          109.20
60          130.00          90          105.00

61          128.00          91          104.00
62          126.00          92          103.00
63          124.00          93          102.00
64          122.00          94          101.00
65          120.00          95 and over 100.00

66          119.00
67          118.00
68          117.00
69          116.00
70          115.00

                    CLA supplement page 10

   Fifteen year corridor-Guideline Premium Test

ATTAINED                    ATTAINED
AGE         PERCENTAGE      AGE         PERCENTAGE
41          243.00%         71          113.00%
42          236.00          72          111.00
43          229.00          73          109.00
44          222.00          74          107.00
45          215.00          75          105.00

46          209.00          76          105.00
47          203.00          77          105.00
48          197.00          78          107.63
49          191.00          79          110.25
50          185.00          80          112.88

51          178.00          81          115.50
52          171.00          82          118.13
53          164.00          83          120.75
54          157.00          84          123.38
55          150.00          85          126.00

56          146.00          86          123.38
57          142.00          87          120.75
58          138.00          88          118.13
59          134.00          89          115.50
60          130.00          90          112.88

61          128.00          91          109.20
62          126.00          92          105.58
63          124.00          93          102.00
64          122.00          94          101.00
65          120.00          95 and over 100.00

66          119.00
67          118.00
68          117.00
69          116.00
70          115.00

                    CLA supplement page 11

                           Nine Year Corridor-Cash Value Accumulation Test

                Male          Female        Unisex                     Male          Female        Unisex
Attained Male   Non-   Female Non-   Unisex Non-       Attained Male   Non-   Female Non-   Unisex Non-
Age      Smoker Smoker Smoker Smoker Smoker Smoker     Age      Smoker Smoker Smoker Smoker Smoker Smoker
 0       10.31  12.33  12.91  14.40  10.94  12.69      50        2.22   2.62   2.67   2.95   2.35   2.68
 1       10.30  12.43  12.84  14.39  10.93  12.78      51        2.16   2.54   2.60   2.86   2.28   2.60
 2       10.00  12.10  12.47  14.00  10.62  12.44      52        2.10   2.46   2.53   2.78   2.22   2.52
 3        9.70  11.76  12.11  13.60  10.30  12.09      53        2.05   2.39   2.46   2.69   2.16   2.44
 4        9.41  11.43  11.74  13.21   9.98  11.74      54        1.99   2.31   2.39   2.61   2.10   2.37
 5        9.12  11.10  11.38  12.82   9.68  11.40      55        1.94   2.24   2.33   2.53   2.05   2.30
 6        8.83  10.76  11.03  12.43   9.37  11.06      56        1.89   2.18   2.26   2.46   2.00   2.23
 7        8.55  10.44  10.68  12.05   9.07  10.72      57        1.85   2.12   2.20   2.39   1.95   2.17
 8        8.27  10.11  10.34  11.68   8.78  10.39      58        1.80   2.06   2.15   2.32   1.90   2.10
 9        7.99   9.79  10.01  11.32   8.49  10.06      59        1.76   2.00   2.09   2.25   1.86   2.04
10        7.73   9.47   9.68  10.96   8.20   9.73      60        1.72   1.94   2.04   2.18   1.82   1.99
11        7.46   9.16   9.36  10.61   7.93   9.42      61        1.68   1.89   1.98   2.12   1.77   1.93
12        7.21   8.86   9.05  10.26   7.66   9.11      62        1.65   1.84   1.93   2.06   1.73   1.88
13        6.97   8.58   8.76   9.93   7.40   8.82      63        1.61   1.79   1.88   2.00   1.70   1.83
14        6.74   8.31   8.47   9.62   7.16   8.54      64        1.58   1.75   1.83   1.94   1.66   1.78
15        6.52   8.06   8.19   9.31   6.93   8.28      65        1.55   1.70   1.79   1.89   1.63   1.74
16        6.33   7.82   7.93   9.01   6.72   8.03      66        1.52   1.66   1.74   1.84   1.59   1.69
17        6.15   7.59   7.67   8.73   6.52   7.79      67        1.49   1.62   1.70   1.79   1.56   1.65
18        5.97   7.37   7.43   8.45   6.33   7.56      68        1.46   1.58   1.66   1.74   1.53   1.61
19        5.80   7.16   7.19   8.18   6.15   7.34      69        1.43   1.55   1.63   1.70   1.50   1.58
20        5.64   6.95   6.96   7.92   5.97   7.13      70        1.41   1.51   1.59   1.65   1.48   1.54
21        5.48   6.75   6.74   7.67   5.80   6.92      71        1.39   1.48   1.55   1.61   1.45   1.51
22        5.32   6.55   6.53   7.42   5.63   6.71      72        1.36   1.45   1.52   1.57   1.43   1.48
23        5.17   6.36   6.32   7.18   5.47   6.51      73        1.34   1.42   1.48   1.53   1.40   1.45
24        5.02   6.17   6.11   6.95   5.30   6.31      74        1.32   1.39   1.45   1.50   1.38   1.42
25        4.87   5.98   5.91   6.73   5.14   6.11      75        1.30   1.37   1.42   1.46   1.36   1.39
26        4.72   5.79   5.72   6.51   4.98   5.92      76        1.29   1.34   1.39   1.43   1.34   1.36
27        4.57   5.60   5.54   6.30   4.83   5.73      77        1.27   1.32   1.37   1.40   1.32   1.34
28        4.43   5.42   5.36   6.09   4.67   5.55      78        1.25   1.30   1.34   1.37   1.31   1.32
29        4.29   5.25   5.18   5.89   4.53   5.37      79        1.24   1.28   1.32   1.35   1.29   1.30
30        4.15   5.08   5.01   5.70   4.38   5.19      80        1.23   1.26   1.30   1.32   1.27   1.28
31        4.01   4.91   4.85   5.51   4.24   5.02      81        1.26   1.29   1.33   1.35   1.31   1.31
32        3.88   4.75   4.69   5.33   4.10   4.85      82        1.30   1.33   1.36   1.38   1.34   1.34
33        3.76   4.59   4.54   5.15   3.97   4.69      83        1.33   1.36   1.39   1.40   1.38   1.37
34        3.64   4.44   4.39   4.98   3.84   4.54      84        1.37   1.39   1.42   1.43   1.41   1.40
35        3.52   4.29   4.25   4.81   3.72   4.39      85        1.40   1.42   1.45   1.46   1.45   1.43
36        3.41   4.15   4.11   4.65   3.60   4.24      86        1.34   1.36   1.38   1.39   1.38   1.37
37        3.30   4.01   3.98   4.50   3.48   4.10      87        1.29   1.30   1.32   1.32   1.32   1.31
38        3.19   3.88   3.85   4.35   3.37   3.96      88        1.23   1.24   1.26   1.26   1.27   1.25
39        3.09   3.75   3.73   4.21   3.26   3.83      89        1.18   1.18   1.20   1.20   1.21   1.19
40        2.99   3.63   3.61   4.07   3.16   3.71      90        1.12   1.13   1.14   1.14   1.15   1.13
41        2.90   3.51   3.50   3.94   3.06   3.59      91        1.12   1.12   1.13   1.13   1.14   1.12
42        2.81   3.39   3.39   3.81   2.97   3.47      92        1.11   1.11   1.11   1.11   1.13   1.11
43        2.73   3.28   3.29   3.69   2.88   3.36      93        1.10   1.10   1.10   1.10   1.12   1.10
44        2.65   3.18   3.19   3.57   2.79   3.25      94        1.09   1.09   1.09   1.09   1.11   1.09
45        2.57   3.07   3.10   3.46   2.71   3.14      95        1.07   1.07   1.08   1.08   1.10   1.08
46        2.49   2.98   3.00   3.35   2.63   3.04      96        1.06   1.06   1.06   1.06   1.08   1.06
47        2.42   2.88   2.92   3.25   2.56   2.95      97        1.05   1.05   1.05   1.05   1.07   1.05
48        2.35   2.79   2.83   3.15   2.48   2.86      98        1.03   1.03   1.03   1.03   1.05   1.03
49        2.29   2.70   2.75   3.05   2.41   2.77      99        1.02   1.02   1.02   1.02   1.04   1.02


                    CLA supplement page 12

                             Fifteen Year Corridor-Cash Value Accumulation Test

                Male          Female        Unisex                     Male          Female        Unisex
Attained Male   Non-   Female Non-   Unisex Non-       Attained Male   Non-   Female Non-   Unisex Non-
Age      Smoker Smoker Smoker Smoker Smoker Smoker     Age      Smoker Smoker Smoker Smoker Smoker Smoker
 0       10.31  12.33  12.91  14.40  10.94  12.69      50        2.22   2.62   2.67   2.95   2.35   2.68
 1       10.30  12.43  12.84  14.39  10.93  12.78      51        2.16   2.54   2.60   2.86   2.28   2.60
 2       10.00  12.10  12.47  14.00  10.62  12.44      52        2.10   2.46   2.53   2.78   2.22   2.52
 3        9.70  11.76  12.11  13.60  10.30  12.09      53        2.05   2.39   2.46   2.69   2.16   2.44
 4        9.41  11.43  11.74  13.21   9.98  11.74      54        1.99   2.31   2.39   2.61   2.10   2.37
 5        9.12  11.10  11.38  12.82   9.68  11.40      55        1.94   2.24   2.33   2.53   2.05   2.30
 6        8.83  10.76  11.03  12.43   9.37  11.06      56        1.89   2.18   2.26   2.46   2.00   2.23
 7        8.55  10.44  10.68  12.05   9.07  10.72      57        1.85   2.12   2.20   2.39   1.95   2.17
 8        8.27  10.11  10.34  11.68   8.78  10.39      58        1.80   2.06   2.15   2.32   1.90   2.10
 9        7.99   9.79  10.01  11.32   8.49  10.06      59        1.76   2.00   2.09   2.25   1.86   2.04
10        7.73   9.47   9.68  10.96   8.20   9.73      60        1.72   1.94   2.04   2.18   1.82   1.99
11        7.46   9.16   9.36  10.61   7.93   9.42      61        1.68   1.89   1.98   2.12   1.77   1.93
12        7.21   8.86   9.05  10.26   7.66   9.11      62        1.65   1.84   1.93   2.06   1.73   1.88
13        6.97   8.58   8.76   9.93   7.40   8.82      63        1.61   1.79   1.88   2.00   1.70   1.83
14        6.74   8.31   8.47   9.62   7.16   8.54      64        1.58   1.75   1.83   1.94   1.66   1.78
15        6.52   8.06   8.19   9.31   6.93   8.28      65        1.55   1.70   1.79   1.89   1.63   1.74
16        6.33   7.82   7.93   9.01   6.72   8.03      66        1.52   1.66   1.74   1.84   1.59   1.69
17        6.15   7.59   7.67   8.73   6.52   7.79      67        1.49   1.62   1.70   1.79   1.56   1.65
18        5.97   7.37   7.43   8.45   6.33   7.56      68        1.46   1.58   1.66   1.74   1.53   1.61
19        5.80   7.16   7.19   8.18   6.15   7.34      69        1.43   1.55   1.63   1.70   1.50   1.58
20        5.64   6.95   6.96   7.92   5.97   7.13      70        1.41   1.51   1.59   1.65   1.48   1.54
21        5.48   6.75   6.74   7.67   5.80   6.92      71        1.39   1.48   1.55   1.61   1.45   1.51
22        5.32   6.55   6.53   7.42   5.63   6.71      72        1.36   1.45   1.52   1.57   1.43   1.48
23        5.17   6.36   6.32   7.18   5.47   6.51      73        1.34   1.42   1.48   1.53   1.40   1.45
24        5.02   6.17   6.11   6.95   5.30   6.31      74        1.32   1.39   1.45   1.50   1.38   1.42
25        4.87   5.98   5.91   6.73   5.14   6.11      75        1.30   1.37   1.42   1.46   1.36   1.39
26        4.72   5.79   5.72   6.51   4.98   5.92      76        1.29   1.34   1.39   1.43   1.34   1.36
27        4.57   5.60   5.54   6.30   4.83   5.73      77        1.27   1.32   1.37   1.40   1.32   1.34
28        4.43   5.42   5.36   6.09   4.67   5.55      78        1.29   1.33   1.38   1.41   1.34   1.35
29        4.29   5.25   5.18   5.89   4.53   5.37      79        1.30   1.35   1.39   1.41   1.35   1.36
30        4.15   5.08   5.01   5.70   4.38   5.19      80        1.32   1.36   1.40   1.42   1.37   1.37
31        4.01   4.91   4.85   5.51   4.24   5.02      81        1.33   1.37   1.40   1.43   1.38   1.38
32        3.88   4.75   4.69   5.33   4.10   4.85      82        1.35   1.38   1.41   1.43   1.40   1.39
33        3.76   4.59   4.54   5.15   3.97   4.69      83        1.37   1.39   1.42   1.44   1.41   1.41
34        3.64   4.44   4.39   4.98   3.84   4.54      84        1.38   1.41   1.43   1.45   1.43   1.42
35        3.52   4.29   4.25   4.81   3.72   4.39      85        1.40   1.42   1.45   1.46   1.45   1.43
36        3.41   4.15   4.11   4.65   3.60   4.24      86        1.36   1.38   1.40   1.41   1.40   1.38
37        3.30   4.01   3.98   4.50   3.48   4.10      87        1.32   1.33   1.35   1.36   1.36   1.34
38        3.19   3.88   3.85   4.35   3.37   3.96      88        1.28   1.29   1.31   1.31   1.32   1.30
39        3.09   3.75   3.73   4.21   3.26   3.83      89        1.25   1.25   1.26   1.27   1.28   1.26
40        2.99   3.63   3.61   4.07   3.16   3.71      90        1.21   1.21   1.22   1.23   1.24   1.22
41        2.90   3.51   3.50   3.94   3.06   3.59      91        1.17   1.17   1.18   1.18   1.20   1.18
42        2.81   3.39   3.39   3.81   2.97   3.47      92        1.13   1.14   1.14   1.14   1.16   1.14
43        2.73   3.28   3.29   3.69   2.88   3.36      93        1.10   1.10   1.10   1.10   1.12   1.10
44        2.65   3.18   3.19   3.57   2.79   3.25      94        1.09   1.09   1.09   1.09   1.11   1.09
45        2.57   3.07   3.10   3.46   2.71   3.14      95        1.07   1.07   1.08   1.08   1.10   1.08
46        2.49   2.98   3.00   3.35   2.63   3.04      96        1.06   1.06   1.06   1.06   1.08   1.06
47        2.42   2.88   2.92   3.25   2.56   2.95      97        1.05   1.05   1.05   1.05   1.07   1.05
48        2.35   2.79   2.83   3.15   2.48   2.86      98        1.03   1.03   1.03   1.03   1.05   1.03
49        2.29   2.70   2.75   3.05   2.41   2.77      99        1.02   1.02   1.02   1.02   1.04   1.02


                    CLA supplement page 13

                   CARILLON LIFE ACCOUNT
                   FINANCIAL STATEMENTS

                PERIOD ENDED MARCH 31, 2000
                        (Unaudited)

                        CARILLON LIFE ACCOUNT
                STATEMENT OF ASSETS AND LIABILITIES
March 31, 2000
(unaudited)

                                                                                         Scudder Variable Life
                                           Carillon Fund, Inc.                              Investment Fund
                                           (affiliated issuers)                          (unaffiliated issuers)
                         -------------------------------------------------------  ----------------------------------
                                      Balanced              S&P 500   S&P MidCap     Money
                            Equity     Index       Bond      Index      400 Index     Market   Capital International
                          Subaccount Subaccount Subaccount  Subaccount  Subaccount  Subaccount Subaccount Subaccount
                          ---------- ---------- ----------- ----------- ----------- ---------- ---------- ----------
ASSETS
Investments in
securities of
unaffiliated
issuers, at fair
value (cost
$1,408,227;
$3,633,672;
$4,006,943)                                                                         $1,408,227 $4,661,953 $3,133,686

Investments in
shares of
Carillon Fund, Inc.
at fair value
(cost $1,775,206;
$279,827; $735,234;
$11,543,334; $83,614)     $1,647,284   $302,559    $699,475 $13,977,815     $89,232
                          ---------- ---------- ----------- ----------- ----------- ---------- ---------- ----------

Total Invested             1,647,284    302,559     699,475  13,977,815      89,232  1,408,227  4,661,953  3,133,686

OTHER ASSETS
& (LIABILITIES)             (47,454)   (14,943)         242      81,602         161     33,128     67,058     50,119
                          ---------- ---------- ----------- ----------- ----------- ---------- ---------- ----------
NET ASSETS
 (Contract Owners'        $1,599,830   $287,616    $699,717 $14,059,417     $89,393 $1,441,355 $4,729,011        ---
                          ========== ========== =========== =========== =========== ========== ========== ==========

Accumulation units        123,967.51  26,379.18   56,873.54  586,807.52    6,851.93 120,085.14 183,722.91        ---
Accumulation unit value    $12.90524  $10.90314   $12.30303   $23.95916   $13.04644  $12.00278  $25.73991  $21.25894

                        CARILLON LIFE ACCOUNT
             STATEMENT OF ASSETS AND LIABILITIES (cont.)
March 31, 2000
(unaudited)

                                                                            AIM Variable       Templeton Variable
                                  MFS Variable Insurance Trust          Insurance Fund, Inc.  Products Series Fund
                                      (unaffiliated issuers)            (unaffiliated issuer) (unaffiliated issuer)
                             ------------------------------------------ --------------------- ---------------------
                             Growth with   High     Emerging   Total           Capital
                               Income     Income     Growth    Return       Appreciation          International
                             Subaccount Subaccount Subaccount Subaccount     Subaccount             Subaccount
                             ---------- ---------- ---------- ----------     ----------             ----------
ASSETS
Investments in securities
 of unaffiliated issuers,
 at fair value (cost
 $4,006,943; $597,534;
 $3,281,525; $9,981;
$1,424,434; $926,146)        $4,514,499   $589,606 $5,458,575    $10,532     $1,972,257               $937,876
                             ---------- ---------- ---------- ----------     ----------             ----------
Total Invested Assets         4,514,499    589,606  5,458,575     10,532      1,972,257                937,876
                             ---------- ---------- ---------- ----------     ----------             ----------
OTHER ASSETS & (LIABILITIES)   (13,563)      2,591     35,610         50          2,615                 18,196

NET ASSETS
(Contract Owners' Equity)    $4,500,936   $592,197 $5,494,185    $10,582     $1,974,872               $956,072
                             ========== ========== ========== ==========     ==========             ==========

Accumulation units           232,062.56  48,905.67 172,559.92   1,018.50     129,119.54              66,367.08
Accumulation unit value       $19.39535  $12.10896  $31.83929  $10.38944      $15.29492              $14.40582


                     CARILLON LIFE ACCOUNT
                    STATEMENT OF OPERATIONS
Period Ended March 31, 2000
(unaudited)

                                                                                         Scudder Variable Life
                                           Carillon Fund, Inc.                              Investment Fund
                                           (affiliated issuers)                          (unaffiliated issuers)
                         -------------------------------------------------------  ----------------------------------
                                      Balanced              S&P 500   S&P MidCap     Money
                            Equity     Index       Bond      Index    400 Index      Market    Capital International
                          Subaccount Subaccount Subaccount Subaccount Subaccount   Subaccount Subaccount Subaccount
                          ---------- ---------- ---------- ---------- ----------   ---------- ---------- ----------
INVESTMENT INCOME
Dividend income              $4,984     $3,362    $14,194    $112,932    $2,642      $14,534       ---        ---

EXPENSES
Mortality and expense
risk charge                   2,778        507      1,250      23,951        82        1,990      8,018      5,600
                          ---------- ---------- ---------- ---------- ----------   ---------- ---------- ----------
NET INVESTMENT INCOME
 (LOSS)                       2,206      2,855     12,944      88,981     2,560       12,544     (8,018)    (5,600)
                          ---------- ---------- ---------- ---------- ----------   ---------- ---------- ----------

REALIZED AND UNREALIZED
GAIN(LOSS) ON INVESTMENTS
 Net realized gain (loss)   (64,857)     1,077     (1,446)      6,968       342          ---     11,549      6,402
 Net unrealized
 appreciation
 (depreciation)
 of investments             159,496      1,741     (2,077)    217,246     5,094          ---    142,979    (66,319)
                          ---------- ---------- ---------- ---------- ----------   ---------- ---------- ----------
NET REALIZED AND
UNREALIZED GAIN (LOSS)
ON INVESTMENT                94,639      2,818     (3,523)    224,214     5,436          ---    154,528    (59,917)
                          ---------- ---------- ---------- ---------- ----------   ---------- ---------- ----------
NET INCREASE
(DECREASE) IN NET ASSETS
FROM OPERATIONS             $96,845     $5,673     $9,421    $313,195    $7,996      $12,544   $146,510   ($65,517)
                          ========== ========== ========== ========== ==========   ========== ========== ==========


                        CARILLON LIFE ACCOUNT
                   STATEMENT OF OPERATIONS (cont.)
Period Ended March 31, 2000
(unaudited)
                                                                              AIM Variable       Templeton Variable
                                   MFS Variable Insurance Trust          Insurance Fund, Inc.   Products Series Fund
                                     (unaffiliated issuers)              (unaffiliated issuer)  (unaffiliate issuer)
                             Growth with   High     Emerging    Total           Capital
                               Income     Income     Growth     Return        Appreciation         International
                             Subaccount Subaccount Subaccount Subaccount       Subaccount           Subaccount
                             ---------- ---------- ---------- ----------       ----------           ----------
INVESTMENT INCOME
Dividend income                    ---        ---        ---        ---              ---             $79,765

EXPENSES
Mortality and
expense risk charge              7,846      1,106      9,195         55            3,243                1,694
                             ---------- ---------- ---------- ----------       ----------           ----------
NET INVESTMENT INCOME
 (LOSS)                         (7,846)    (1,106)    (9,195)       (55)          (3,243)              78,071
                             ---------- ---------- ---------- ----------       ----------           ----------

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)
 on investments                 31,884     (5,319)     7,459        (75)           2,182                  127
Net unrealized
 appreciation
 (depreciation)
 of investments                 60,082      5,464    437,755        528          216,111              (82,484)
                             ---------- ---------- ---------- ----------       ----------           ----------
NET REALIZED AND
UNREALIZED GAIN
(LOSS) ON INVESTMENT            91,966        145    445,214        453          218,293              (82,357)
                             ---------- ---------- ---------- ----------       ----------           ----------
NET INCREASE (DECREASE)
IN NET ASSETS FROM
OPERATIONS                     $84,120      ($961)  $436,019       $398         $215,050              ($4,286)
                             ========== ========== ========== ==========       ==========           ==========

               CARILLON LIFE ACCOUNT
              STATEMENT OF OPERATIONS
Period Ended March 31, 1999
(unaudited)                              Carillon Fund, Inc.                   Scudder Variable Life Investment Fund
                                        (affiliated issuers)                         (unaffiliated issuers)
                             -------------------------------------------       -------------------------------------
                                                               S&P 500             Money      Capital
                               Equity     Capital     Bond      Index              Market      Growth  International
                             Subaccount Subaccount Subaccount Subaccount         Subaccount  Subaccount  Subaccount
                             ---------- ---------- ---------- ----------         ----------  ----------  ----------
INVESTMENT INCOME
Dividend income               $268,611     $1,851     $8,012    $62,283             $8,068      $2,735         ---

EXPENSES
Mortality and
expense risk charge              3,096        378        850     11,257              1,366       3,670       2,280
                             ---------- ---------- ---------- ----------         ----------  ----------  ----------
NET INVESTMENT INCOME
 (LOSS)                        265,515      1,473      7,162     51,026              6,702        (935)     (2,280)
                             ---------- ---------- ---------- ----------         ----------  ----------  ----------

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)
on investments                 (20,874)    (2,249)    (1,427)      15,945             ---        5,014      4,467
Net unrealized
appreciation
(depreciation)
of investments                (375,033)    (5,490)    (7,876)   213,390               ---       65,832      25,111
                             ---------- ---------- ---------- ----------         ----------  ----------  ----------
NET REALIZED ANDUNREALIZED
GAIN (LOSS) ON INVESTMENT     (395,907)    (7,739)    (9,303)   229,335               ---       70,846      29,578

NET INCREASE (DECREASE)
IN NET ASSETS FROM
OPERATIONS                   ($130,392)   ($6,266)   ($2,141)  $280,361             $6,702     $69,911     $27,298
                             ========== ========== ========== ==========         ==========  ==========  ==========


                CARILLON LIFE ACCOUNT
            STATEMENT OF OPERATIONS (cont.)
Period Ended March 31, 1999
(unaudited)                                                             American Century        Templeton Variable
                                 MFS Variable Insurance Trust       Variable Portfolios, Inc.  Products Series Fund
                                   (unaffiliated issuers)             (unaffiliated issuer)    (unaffiliate issuer)
                             ------------------------------------   -------------------------  ---------------------
                             Growth with     High       Emerging            Capital
                                Income      Income       Growth           Appreciation             International
                             Subaccount   Subaccount   Subaccount          Subaccount               Subaccount
                             ----------   ----------   ----------          ----------               ----------
INVESTMENT INCOME
   Dividend income                 ---          ---          ---                 ---                  $63,236

EXPENSES
Mortality and expense
risk charge                      4,748          764        2,246               1,567                      939
                             ----------   ----------   ----------          ----------               ----------
NET INVESTMENT INCOME
 (LOSS)                         (4,748)        (764)      (2,246)             (1,567)                  62,297
                             ----------   ----------   ----------          ----------               ----------

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)
on investments                   1,773           52          532              (4,516)                  (7,546)
Net unrealized
appreciation
(depreciation)
of investments                  23,816       19,501       39,645              27,643                  (50,262)
                             ----------   ----------   ----------          ----------               ----------
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENT       25,589       19,553       40,177              23,127                  (57,808)
                             ----------   ----------   ----------          ----------               ----------
NET INCREASE (DECREASE)
IN NET ASSETS FROM
OPERATIONS                     $20,841      $18,789      $37,931             $21,560                   $4,489
                             ==========   ==========   ==========          ==========               ==========

   THE UNION CENTRAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
              CONSOLIDATED FINANCIAL STATEMENTS

                  Period ended March 31, 2000
                         (unaudited)



                          CONTENTS
                                                          Page

Consolidated Balance Sheets - March 31, 2000 and
December 31, 1999 ...........................................1

Consolidated Statements of Income - Three Months Ended
March 31, 2000 and March 31, 1999 ...........................2

Consolidated Statements of Equity - Three Months Ended
March 31, 1999 and March 31, 2000 ...........................3

Consolidated Statements of Cash Flows - Three Months Ended
March 31, 2000 and March 31, 1999 ...........................4

   THE UNION CENTRAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  CONSOLIDATED BALANCE SHEETS
                        (in thousands)
                          (unaudited)

                                                      March 31,  December 31,
                                                        2000         1999
                                                     ----------  ------------
ASSETS
Investments:
 Fixed maturities available-for-sale at
  fair value (amortized cost:
  2000 - $2,530,438 and 1999 - $2,526,023)           $2,415,128   $2,407,439
 Equity securities available-for-sale at
  fair value (cost: 2000 - $110,867
  and 1999 - $82,269)                                    99,727       70,539
 Cash and short-term investments                         60,660        1,892
 Other invested assets                                   44,613       42,666
 Mortgage loans                                         734,075      726,753
 Real estate                                             39,509       42,509
 Policy loans                                           149,562      150,703
                                                     ----------   ----------

      Total investments                               3,543,274    3,442,501

Accrued investment income                                48,242       42,963
Deferred policy acquisition costs                       445,952      432,401
Property, plant and equipment, at cost,
 less accumulated depreciation
 (2000 - $66,420 and 1999 - $64,069)                     33,158       33,154
Federal income tax recoverable                               --        5,720
Deferred federal income tax asset                         6,148        5,877
Other assets                                            174,763      154,151
Separate account assets                               2,010,705    1,919,566
                                                     ----------   ----------
    Total assets                                     $6,262,242   $6,036,333

LIABILITIES AND EQUITY
Policy liabilities:
 Future policy benefits                              $3,217,446   $3,210,466
 Deposit funds                                           99,365      101,187
 Policy and contract claims                              31,067       31,163
 Policyholders' dividends                                11,962       12,275
                                                     ----------   ----------
      Total policy liabilities                        3,359,840    3,355,091

Deferred revenue                                         99,574      101,477
Other liabilities                                       196,676       88,812
Federal income tax payable                               11,173           --
Surplus notes payable                                    49,769       49,767
Separate account liabilities                          2,007,988    1,916,954
                                                     ----------   ----------
    Total liabilities                                 5,725,020    5,512,101

EQUITY
Policyholders' equity                                   598,063      593,349
Accumulated other comprehensive loss                    (60,841)     (69,117)
                                                     ----------   ----------
    Total equity                                        537,222      524,232
                                                     ----------   ----------
    Total liabilities and equity                     $6,262,242   $6,036,333
                                                     ==========   ==========

                           1.

THE UNION CENTRAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
            CONSOLIDATED STATEMENTS OF INCOME
                     (in thousands)
                       (unaudited)

                                                            March 31,
                                                        2000       1999
                                                        --------   --------
REVENUE
  Insurance revenue:
    Traditional insurance premiums                      $ 35,272   $ 35,739
    Universal life policy charges                         17,391     21,702
    Annuities                                             11,674      9,358
  Net investment income                                   67,248     75,672
  Net realized gains (losses) on investments              (6,588)     2,559
  Other                                                    4,805      4,595
                                                        --------   --------
    Total revenue                                        129,802    149,625

BENEFITS AND EXPENSES
  Benefits                                                44,707     53,408
  Decrease in reserves for future policy benefits         (1,530)    (1,618)
  Interest expense:
  Universal life                                          14,384     14,991
  Investment products                                     19,846     21,225
  Underwriting, acquisition and insurance expense         39,432     38,099
  Policyholders' dividends                                 3,642      4,516
                                                        --------   --------
     Total benefits and expenses                         120,481     130,621

  Income before federal income tax expense
    and minority interest in subsidiary loss               9,321     19,004
  Federal income tax expense                               4,607      6,419
                                                        --------   --------

  Income before minority interest in
    subsidiary loss                                        4,714     12,585
  Minority interest in subsidiary loss                        --        933
                                                        --------   --------

  Net Income                                            $  4,714   $ 13,518
                                                        ========   ========

                           2.

      THE UNION CENTRAL LIFE INSURANCE COMPANY
          CONSOLIDATED STATEMENTS OF EQUITY

                   (in thousands)
                    (unaudited)

Three Months Ended March 31, 1999

                                   Accumulated
                                      Other
                                  Comprehensive  Policyholders'
                                  Income (Loss)     Equity          Total
                                  -------------  --------------  -----------
Balance at December 31, 1998        $ (5,424)      $ 571,895      $ 566,471

Net income                                           13,518          13,518
Unrealized losses on securities,
net of tax and reclassification
adjustment                           (19,016)                       (19,016)
                                                                  ---------

Comprehensive loss                                                   (5,498)
                                    --------       ---------      ---------
Balance at March 31, 1999           $(24,440)      $ 585,413      $ 560,973
                                    ========       =========      =========


Three Months Ended March 31, 2000

Balance at December 31, 1999        $(69,117)      $ 593,349      $ 524,232
                                    --------       ---------      ---------

Net income                                             4,714          4,714
Unrealized gains on securities,
 net of tax and reclassification
 adjustment                            8,276                          8,276
                                                                  ---------

Comprehensive income                                                 12,990
                                    --------       ---------      ---------
Balance at March 31, 2000           $(60,841)      $ 598,063      $ 537,222
                                    ========       =========      =========


                           3.

THE UNION CENTRAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
          CONSOLIDATED STATEMENTS OF CASH FLOWS
                      (in thousands)
                        (unaudited)


                                                      March 31,  December 31,
                                                        2000         1999
                                                     ----------  ------------
OPERATING ACTIVITIES
Net income                                            $   4,714    $  13,518
                                                      ---------    ---------
Adjustments to net income not affecting cash:
 Interest credited to universal life policies            14,384       14,991
 Interest credited to interest sensitive products        19,846       21,225
 Accrual of discounts on investments, net                   390          555
 Net realized (gains) losses on investments               6,588       (3,959)
 Depreciation                                             2,351          858
 Amortization of deferred policy acquisition costs        6,082       12,728
 Amortization of deferred revenue                        (2,629)      (3,588)
 Deferred federal income tax benefit                     (4,726)      (2,282)

Change in operating assets and liabilities:
 Accrued investment income                               (5,279)      (3,083)
 Policy cost deferred                                   (11,948)     (11,690)
 Revenue deferred                                           726          896
 Policy liabilities                                     (12,749)     (33,170)
 Payable for securities                                  93,981        1,882
 Other liabilities                                      (11,349)      (4,348)
 Other items, net                                        (3,646)        (970)
                                                      ---------    ---------

 Cash Provided by Operating Activities                   96,736        3,563
                                                      ---------    ---------
INVESTING ACTIVITIES
Costs of investments acquired                          (983,931)    (757,398)
Proceeds from sale, maturity
 or repayment of investments                            963,492      684,138
Decrease in policy loans                                  1,141        3,794
Purchases of property and equipment, net                 (2,250)      (1,883)
                                                      ---------    ---------
   Cash Used in Investing Activities                    (21,548)     (71,349)

FINANCING ACTIVITIES
Receipts from universal life
 and investment contracts                               179,150      183,610
Withdrawals from universal life
 and investment contracts                              (195,570)    (169,473)
                                                      ---------    ---------

  Cash Provided (Used) by Financing Activities          (16,420)      14,137
                                                      ---------    ---------
Increase (decrease) in cash
 and short term investments                              58,768      (53,649)
                                                      ---------    ---------

Cash and short term investments
 at beginning of period                                   1,892       57,376
                                                      ---------    ---------

Cash and short term investments at end of period      $  60,660    $   3,727
                                                      ---------    ---------


                           4.

                         PROSPECTUS

Individual Flexible Premium Variable Universal Life Insurance Policies
---------------------------------------------------------------

           THE UNION CENTRAL LIFE INSURANCE COMPANY

CARILLON LIFE ACCOUNT
Home Office:
1876 Waycross Road
P.O. Box 40888
Cincinnati, Ohio  45240-4088
Telephone: 1-800-999-1840

This prospectus describes an individual flexible premium variable universal life insurance policy offered by The Union Central Life Insurance Company. Under this policy, we insure the life of the person you specify, and give you flexibility in the death benefit, and amount and timing of your premium payments. With this flexibility, you can provide for your changing insurance needs under a single policy.

You can allocate net premiums to one or more subdivisions of the variable account, to the guaranteed account, or to both. If you allocate net premiums to the variable account, we will deposit them in subaccounts of the Carillon Life Account in proportions that you specify. We invest the assets of each subaccount in a corresponding portfolio of Summit Mutual Funds, Inc., Scudder Variable Life Investment Fund, AIM Variable Insurance Funds, Inc., MFS Variable Insurance Trust, Franklin Templeton Variable Insurance Products Trust, American Century Variable Portfolios, Inc, Oppenheimer Variable Account Funds, and Neuberger Berman Advisers Management Trust. To learn more about the portfolios, see their accompanying prospectuses.

Summit Pinnacle Balanced Index Portfolio              MFS Total Return SeriesHigh Income Series
Summit Pinnacle Zenith Portfolio                      MFS Growth With Income Series
Summit Pinnacle Bond Portfolio                        MFS High Income Series
Summit Pinnacle S&P 500 Index Portfolio               MFS Emerging Growth Series
Summit Pinnacle S&P MidCap 400 Index Portfolio        MFS New Discovery Series
Summit Pinnacle Nasdaq-100 Index Portfolio            Neuberger Berman AMT Guardian Portfolio
Summit PinnacleRussell 2000 Small Cap Index Portfolio Oppenheimer Global Securities Portfolio
AIM V.I. Capital Appreciation Fund                    Oppenheimer Main Street Growth & Income Portfolio
AIM V.I. Growth Fund                                  Scudder Capital Growth Portfoli Class A
American Century Income & Growth Portfolio            Scudder International Portfolio Class A
American Century VP Value Portfolio                   Scudder Money Market Portfolio
                                                      Templeton International Securities Fund Class 2
                                                      (Previously Templeton International Fund)


Each of these portfolios is available through a subaccount.

This prospectus generally describes the variable account. For a brief summary of the guaranteed account, see "The Guaranteed
Account," page 18.  THERE ARE LIMITS ON TRANSFERS FROM THE
GUARANTEED ACCOUNT.

You can select from two death benefit options available under the policy: a level death benefit ("Option A"), or a death benefit that includes the account value ("Option B"). We guarantee to keep the policy in force as long as you meet the minimum monthly premium requirement and other conditions. We also allow policy loans and partial cash surrenders, within limits.

The policy provides for a cash surrender value that we will pay to you if you surrender your policy. If you allocate net premiums to the variable account, the cash surrender value will depend on the investment performance of the portfolios. We do not guarantee a minimum cash surrender value.

If you already have life insurance, it might not be to your advantage to replace it with this policy. Within certain limits, you may return the policy, or convert it to a policy that provides benefits that do not depend on investment results.

An investment in the policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank, nor is the policy federally insured by the Federal Deposit Insurance Corporation or any other government agency. An investment in the policy involves certain risks, including the risk that you could lose your premium payments.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities, or passed upon the accuracy or adequacy of this prospectus. It is a criminal offense to state otherwise.

       The Date of this Prospectus is May 1, 2000

                      PROSPECTUS CONTENTS
---------------------------------------------------------------
                                                           Page
SPECIAL TERMS.................................................4

SUMMARY AND DIAGRAM OF THE POLICY.............................4

GENERAL INFORMATION ABOUT UNION CENTRAL,
     THE SEPARATE ACCOUNT AND THE PORTFOLIOS..................9
     The Union Central Life Insurance Company.................9
     Carillon Life Account ...................................9
     The Portfolios...........................................9

PREMIUM PAYMENTS AND ALLOCATIONS.............................13
     Applying for a Policy...................................13
     Purchase of the Policy for Specialized Purposes.........13
     Free Look Right to Cancel the Policy....................14
     Premiums................................................14
     Net Premium Allocations.................................15
     Crediting Net Premiums..................................15
     Transfer Privilege......................................16
     Dollar Cost Averaging Plan..............................17
     Portfolio Rebalancing Plan..............................17
     Earnings Sweep Plan ....................................17

GUARANTEED ACCOUNT...........................................18
     Minimum Guaranteed and Current Interest Rates ..........18
     Calculation of Guaranteed Account Value.................18
     Transfers from the Guaranteed Account...................18
     Payment Deferral from the Guaranteed Account............18

CHARGES AND DEDUCTIONS.......................................18
     Premium Expense Charge..................................19
     Monthly Deduction.......................................19
     Daily Mortality and Expense Risk Charge.................20
     Transfer Charge.........................................21
     Surrender Charge........................................21
     Fund Expenses...........................................22
     Cost of Additional Benefits Provided by Riders..........22
     Income Tax Charge.......................................22
     Special Arrangements....................................22

HOW YOUR ACCOUNT VALUES VARY.................................23
     Determining the Account Value...........................23
     Cash Value..............................................24
     Cash Surrender Value ...................................24

DEATH BENEFIT AND CHANGES IN SPECIFIED AMOUNT................24
     Amount of Death Benefit Proceeds........................24
     Death Benefit Options...................................25
     Initial Specified Amount and Death Benefit Option.......25
     Changes in Death Benefit Option.........................25
     Changes in Specified Amount.............................25
     Selecting and Changing the Beneficiary..................26

CASH BENEFITS................................................26
     Loans...................................................26
     Surrendering the Policy for Cash Surrender Value........27
     Partial Cash Surrenders.................................27
     Maturity Benefit........................................28
     Payment Options.........................................28

ILLUSTRATIONS OF ACCOUNT VALUES, CASH SURRENDER VALUES,
      DEATH BENEFITS AND ACCUMULATED PREMIUM PAYMENTS........28

OTHER POLICY BENEFITS AND PROVISIONS.........................37
     Limits on Rights to Contest the Policy..................37
     Changes in the Policy or Benefit........................37
     When Proceeds Are Paid..................................37
     Reports to Policy Owners................................37
     Assignment..............................................37
     Reinstatement ..........................................38
     Supplemental and/or Rider Benefits......................38
     Addition, Deletion or Substitution of Investments.......39
     Voting Rights ..........................................39
     Participating...........................................40
     State Variations........................................40

TAX CONSIDERATIONS...........................................40
     Tax Status of Policy....................................40
     Treatment of Policy Benefits............................41
     Possible Charge for Union Central's Taxes ..............42

OTHER INFORMATION ABOUT THE POLICIES AND UNION CENTRAL.......42
     Sale of the Policies ...................................42
     Union Central Directors and Executive Officers..........42
     State Regulation .......................................42
     Additional Information..................................42
     Experts.................................................42
     Actuarial Matters.......................................43
     Litigation..............................................43
     Legal Matters ..........................................43
     Financial Statements....................................43

APPENDIX A...................................................97
APPENDIX B...................................................98




THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY PLACE
WHERE IT WOULD BE ILLEGAL TO MAKE IT. WE HAVE NOT AUTHORIZED ANY
PERSON TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THE
OFFERING OTHER THAN THOSE IN THIS PROSPECTUS, THE PROSPECTUSES
FOR THE PORTFOLIOS, OR THEIR STATEMENTS OF ADDITIONAL
INFORMATION.

                   DEFINITIONS OF TERMS


account value - The sum of the variable account, the guaranteed account, and the loan account. Calculation of the account value is described on page 23.

age - The insured's age on his or her nearest birthday.

initial specified amount - The specified amount on the policy date.

loan account - A part of the guaranteed account. When you take out a policy loan, we transfer some of your account value to this account to hold as collateral for the loans.

net premium - A premium payment minus the applicable premium expense charge. See page 15.

owner, you - The person(s) who owns a policy.

policy debt - The sum of all outstanding policy loans plus accrued interest.

portfolio - An investment company or its series, in which we invest premiums allocated to a subaccount of the separate account.

risk amount - On each monthly date, the death benefit under the policy less the account value (after deduction of the monthly deduction on that day, except for the cost of insurance charge).
See page 13 for a definition of monthly date.

specified amount - A dollar amount used to determine the death benefit under a policy. See page 24.

Union Central, we, our, us - The Union Central Life Insurance
Company.

unscheduled premium - Any premium other than a planned periodic premium.

valuation date - Each day on which the New York Stock Exchange is open for business.

valuation period - The interval of time commencing at the close of business on one valuation date and ending at the close of business on the next succeeding valuation date.


              SUMMARY AND DIAGRAM OF THE POLICY
--------------------------------------------------------------

Please read this summary and the diagram that follows together with the detailed information below. Unless we indicate otherwise, in describing the policy in this Prospectus, we assume that the policy is in force and that there is no outstanding policy debt.

The policy is similar in many ways to fixed-benefit life insurance. As with fixed-benefit life insurance, you pay premiums for insurance coverage on a person's life. Also like fixed-benefit life insurance, the policy provides for accumulation of net premiums and a cash surrender value that we will pay if you surrender your policy before the insured person dies. As with fixed-benefit life insurance, the cash surrender value during the early policy years is likely to be substantially lower than the premiums you pay.

However, the policy is different from fixed-benefit life insurance in several important ways. Unlike fixed-benefit life insurance, the death benefit may, and the account value will, increase or decrease to reflect the investment performance of the subdivisions where you invest your net premiums. Also, we do not guarantee any minimum cash surrender value. However, we do guarantee to keep the policy in force during the first three policy years as long as you meet the minimum monthly premium requirement. See "Minimum Guaranteed Period," page 14 Otherwise, if the cash surrender value is not enough to pay charges due, the policy will lapse without value after a grace period. See "Premium Payments to Prevent Lapse," page 15. If a policy lapses while loans are outstanding, adverse tax consequences may result. See "Tax Considerations," page 30.

Purpose of the Policy. We designed the policy to be a long-term investment that provides insurance benefits. You should evaluate the policy based on your need for insurance, and the policy's long-term investment potential. It might not be to your advantage to replace your existing insurance coverage with the policy. You should be particularly careful about replacing your insurance if you base your decision to replace existing coverage primarily on a comparison of policy illustrations (see below).

Illustrations. Illustrations that we use in this prospectus or that are used in connection with the purchase of a policy are based on hypothetical rates of return. We do not guarantee these rates. They are illustrative only and you should not consider them as representing past or future performance. Actual rates of return may be higher or lower than those reflected in any illustrations, and therefore, your actual values will be different from those illustrated.

Tax Considerations. We intend for the policy to satisfy the definition of a life insurance contract under Section 7702 of the Internal Revenue Code. Certain policy transactions, including the payment of premiums, may cause a policy to be considered a modified endowment contract under the Internal Revenue Code. For further discussion of the tax status of the policy and the tax consequences of being treated as a life insurance contract or a modified endowment contract, see page 40.

Free Look Right to Cancel and Conversion Right. For a limited time after we issue a policy, you have the right to cancel your policy and receive a refund. See "Free Look Right to Cancel the Policy," page 14. Until this "free look" period ends, we will allocate net premiums to the subaccount investing in the Money Market Portfolio of the Scudder Variable Life Investment Fund. (See "Net Premium Allocations," page 15.)

At any time within the first 24 months after the issue date, you may transfer all or a portion of the variable account to the guaranteed account without paying any transfer fee. This transfer effectively "converts" the policy into a contract that provides fixed (non-variable) benefits. See "Conversion Right," page 16.

Owner Inquiries. If you have any questions, you may write or call our home office at 1876 Waycross Road, P.O. Box 40888,
Cincinnati, Ohio 45240-4088; telephone 1-800-219-8525.

                        DIAGRAM OF POLICY
--------------------------------------------------------------
(DESCRIPTION OF DIAGRAM: Each heading with the information following is encased in a block. A down arrow appears at the bottom of each block pointing to the next block)

                         PREMIUM PAYMENTS

- You select a plan for making planned periodic premiums, but you do not have to pay them according to the plan. You can change the amount and frequency of premiums, and can you skip planned periodic premiums. See page 14 for rules and limits.

- There is no minimum initial payment or planned periodic premium.

- You may make unplanned premium payments, within limits. See page 14.

- If you pay minimum required premiums, we guarantee to keep the policy in force for a minimum guaranteed period, the first three policy years. See page 14.

- Under certain circumstances, which include excessive policy debt, you may have to pay extra premiums to prevent lapse.
   See page 15.

       (a down arrow is centered here between blocks)

              DEDUCTIONS FROM PREMIUM PAYMENTS

-  We deduct sales charges equal to 2% of premium payments.
   See page 18.

- We deduct 2.0% of all premiums for state and local premium taxes. See page 18.

       (a down arrow is centered here between blocks)


                         NET PREMIUMS

- You direct the allocation of net premiums among twenty -three subdivisions of the variable account and the guaranteed account. See page 15 for rules and limits on net allocations.

- The subdivisions are invested in corresponding portfolios of Summit Mutual Funds, Inc., Scudder Variable Life Investment Fund, AIM Variable Insurance Funds, Inc., American Century Variable Portfolios, Inc., MFS Variable Insurance Trust, Neuberger Berman Advisers Management Trust, Oppenheimer Variable Account Fund and Templeton Variable Insurance Products Trust. See page 9. Portfolios available are:

Summit Pinnacle Balanced Index Portfolio              MFS Total Return SeriesHigh Income Series
Summit Pinnacle Zenith Portfolio                      MFS Growth With Income Series
Summit Pinnacle Bond Portfolio                        MFS High Income Series
Summit Pinnacle S&P 500 Index Portfolio               MFS Emerging Growth Series
Summit Pinnacle S&P MidCap 400 Index Portfolio        MFS New Discovery Series
Summit Pinnacle Nasdaq-100 Index Portfolio            Neuberger Berman AMT Guardian Portfolio
Summit PinnacleRussell 2000 Small Cap Index Portfolio Oppenheimer Global Securities Portfolio
AIM V.I. Capital Appreciation Fund                    Oppenheimer Main Street Growth & Income Portfolio
AIM V.I. Growth Fund                                  Scudder Capital Growth Portfoli Class A
American Century Income & Growth Portfolio            Scudder International Portfolio Class A
American Century VP Value Portfolio                   Scudder Money Market Portfolio
                                                      Templeton International Securities Fund Class 2



- We credit interest on amounts allocated to the guaranteed account at a guaranteed minimum interest rate of 4%. See page
  18 for rules and limits on guaranteed account allocations.

       (a down arrow is centered here between blocks)

              DEDUCTIONS FROM YOUR ACCOUNT VALUE

- Monthly deduction for cost of insurance, administrative charge, and charges for any supplemental and/or rider benefits.
The administrative charge is currently $5.00 per month. See page 19.

            DEDUCTIONS FROM VARIABLE SUBDIVISIONS

- We deduct a daily charge at a guaranteed annual rate of 0.75% during the first ten policy years, and 0.25% thereafter, from the subaccounts for mortality and expense risks. See page 20.

- The portfolios deduct the following investment advisory fees and operating expenses from their assets.

                                                   Management  Other    Total
                                                       Fees   Expenses Expenses
Summit Mutual Funds, Inc.
Zenith Portfolio<F1><F7>                               0.60%    0.09%    0.69%
  Bond Portfolio<F1><F7>                               0.47%    0.13%    0.60%
  S&P 500 Index Portfolio<F1><F7>                      0.30%    0.09%    0.39%
  S&P MidCap 400 Index Portfolio<F5>                   0.30%    0.30%    0.60%
  Balanced Index Portfolio<F5>                         0.30%    0.17%    0.47%
  Russell 2000 Small Cap Index Portfolio<6>            0.35%    0.40%    0.75%
  Nasdaq-100 Index Portfolio<F6>                       0.35%    0.30%    0.65%

Scudder Variable Life Investment  Fund<F1>
  Capital Growth Portfolio Class A                     0.46%    0.03%    0.49%
  International Portfolio Class A                      0.85%    0.18%    1.03%
  Money Market Portfolio                               0.37%    0.06%    0.43%

MFS Variable Insurance Trust <F1><F2>
  Growth With Income Series                            0.75%    0.13%    0.88%
  High Income Series<F8>                               0.75%    0.26%    1.01%
  Emerging Growth Series                               0.75%    0.09%    0.84%
  Total Return Series                                  0.75%    0.15%    0.90%
  New Discovery Series<F9>                             0.90%    0.27%    1.17%


American Century Variable Portfolios, Inc.<F1>
  VP Value                                             1.00%    <F3>     1.00%
  VP Income & Growth                                   0.70%    <F3>     0.70%

AIM Variable Insurance Funds, Inc.<F1>
  AIM V.I. Capital Appreciation Fund                   0.61%    0.12%    0.73%
  AIM V.I. Growth Fund                                 0.63%    0.10%    0.73%
                                              12b-1 Management  Other    Total
                                               Fees    Fees   Expenses Expenses
Templeton Variable Insurance Products
Trust<F4><F10>
  Templeton International Securities Fund
                            Class 2             0.25%   0.69%   0.19%    1.13%

                                                   Management  Other    Total
                                                       Fees   Expenses Expenses
Neuberger Berman Advisers Management Trust<F1>
  AMT Guardian Portfolio                               0.85%    0.15%    1.00%

Oppenheimer Variable Account Fund<F1>
  Global Securities Fund                               0.67%    0.02%    0.69%
  Main Street Growth & Income Fund                     0.73%    0.05%    0.78%

<F1> Figures are based on the actual expenses incurred by the Portfolio for the year ended December 31, 1999  Actual Portfolio expenses may vary.

<F2> Each Series has an expense offset arrangement which reduces the Series'
custodian fee based upon the amount of cash maintained by the Series   with its
custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Series' expense).  Any such fee reductions are not reflected under "Other
Expenses."

<F3> All expenses except brokerage, taxes, interest and fees and expenses of non-
interested person directors are paid by the investment adviser.

<F4> Class 2 of the Fund has a distribution plan or "Rule 12b-1 plan" which is described in the Fund's prospectus.

<F5> This Portfolio commenced operations on May 3, 1999.  Actual expenses would be higher for the period shown above if the Adviser had not reimbursed expenses.

<F6> This Portfolio commenced operations on December 27, 1999; therefore, the expense figures for this Portfolio are estimated.

<F7> The adviser has reduced its management fee from those shown above for a period of one year beginning April 1, 2000, as follows: .03% (S&P 500); .08% (Zenith); .20%
(Bond).

<F8> Subject to reimbursement, the adviser is paying, under a temporary expense reimbursement agreement, all operating expenses, exclusive of  management fees.  In consideration, the Portfolio pays the adviser a fee not greater than 0.25% of average daily net assets.  To the extent actual expenses deviated from this limitation, the expense ratio would have been 0.97%.

<F9> Subject to reimbursement, the adviser is paying all operating expenses, exclusive of management fees. In consideration, the Portfolio pays the adviser a fee not greater than 0.25% of average daily net assets. To the extent actual expenses deviated from this limitation, the expense ratio would have been 2.49%.

<F10> On 2/8/00, shareholders approved a merger and reorganization that combined the fund with the Templeton International Equity Fund, effective 5/1/00. The shareholders of that fund had approved new management fees, which apply to the combined fund effective 5/1/00. The table shows restated total expenses based on the new fees and the assets of the fund as of 12/31/99, and not the combined assets. The fund's expenses after 5/1/00 would be estimated as: Management Fees 0.65%, 12b-1 fees 0.25%, Other Expenses 0.20%, and Total Expenses 1.10%.

       (a down arrow is centered here between blocks)


                           ACCOUNT VALUE

- Is the amount credited to your policy. It is equal to net premiums, as adjusted each valuation date to reflect subdivision investment experience, interest credited on the guaranteed account, charges deducted and other policy transactions (such as transfers and partial cash surrenders).
  See page 23.

- Varies from day to day. There is no minimum guaranteed account value. The policy may lapse if the cash surrender value is insufficient to cover a monthly deduction due. See page 24.

- Can be transferred among the subdivisions and the guaranteed account. Currently, a transfer fee of $10 applies to each transfer in excess of the first 12 transfers in a policy year. See page 16 for rules and limits. Policy loans reduce the amount available for allocations and transfers.

- Is the starting point for calculating certain values under a policy, such as the cash value, cash surrender value, and the death benefit used to determine death benefit proceeds.



        (the above blocked item has two down arrows under it,
         each pointing to one of the next two blocked items which are positioned side by side)



                              CASH BENEFITS

- Loans may be taken for amounts up to 90% of the variable account, plus 100% of the guaranteed account, less loan interest due on the next annual date and any surrender charges. See page 26 for rules and limits.

- Partial cash surrenders generally can be made provided there is sufficient remaining cash surrender value. See page 27 for rules and limits.

- The policy may be surrendered in full at any time for its cash surrender value. A surrender charge will apply during the first fifteen policy years after issue and after any increase in specified amount. See page 21.

- Payment options are available.  See page 27.

- Loans, partial cash surrenders, and surrenders in full may have adverse tax consequences. See page 40.



                       DEATH BENEFITS

- Are income tax free to beneficiary.

- Are available as lump sum or under a variety of payment options.

- For all policies, the minimum initial specified amount is $50,000.

- There are two death benefit options available:
  Option A, equal to the specified amount, and
    Option B, equal to the specified amount plus account value. See page 25.

- You have the flexibility to change the death benefit option and specified amount. See page 25 for rules and limits.

- Supplemental and/or rider benefits may be available.
  See page 38.

          GENERAL INFORMATION ABOUT UNION CENTRAL,
          THE SEPARATE ACCOUNT AND THE PORTFOLIOS
---------------------------------------------------------------

          The Union Central Life Insurance Company

Union Central, a mutual life insurance company organized under the laws of the State of Ohio in 1867, issues the Policies. Union Central is primarily engaged in the sale of life and disability insurance and annuities and is currently licensed to transact life insurance business in all states and the District of Columbia.

We are subject to regulation by the Department of Insurance of the State of Ohio as well as by the insurance departments of all other states and jurisdictions in which we do business. We submit annual statements on our operations and finances to insurance officials in such states and jurisdictions.

Carillon Life Account

We established Carillon Life Account (the "separate account") as a separate investment account under Ohio law on July 10, 1995. It supports the policies and may be used to support other variable life insurance policies, and for other purposes permitted by law. The separate account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and is a "separate account" within the meaning of the federal securities laws. Union Central has established other separate investment accounts that may also be registered with the SEC.

We own the assets in the separate account. The separate account is divided into subaccounts which correspond to subdivisions of the variable account. Subaccounts of the separate account invest in shares of the portfolios. The separate account may include other subaccounts that are not available through the policies and are not otherwise discussed in this Prospectus.

Income, gains and losses, realized or unrealized, of a subaccount are credited to or charged against the subaccount without regard to any other income, gains or losses of Union Central. Applicable insurance law provides that assets equal to the reserves and other contract liabilities of the separate account shall not be chargeable with liabilities arising out of any other business of Union Central. Union Central is obligated to pay all benefits provided under the policies.

The Portfolios

Subaccounts of the separate account currently invest in twenty-three designated portfolios of eight series-type mutual funds, as shown in the chart below, which identifies the mutual fund families, the investment advisers to each fund family, and the portfolios in which the separate account invests.

The investment experience of each subaccount of the separate account depends on the investment performance of its corresponding portfolio. Each of these portfolios is registered with the SEC under the 1940 Act as a series of an open-end diversified investment company. The SEC does not, however, supervise the management or the investment practices and policies of the portfolios. The assets of each portfolio are separate from assets of the others, and each portfolio has different investment objectives and policies. As a result, each portfolio operates as a separate investment fund and the investment performance of one portfolio has no effect on the investment performance of any other portfolio. The investment objective of each portfolio is set forth below the chart.

                CARILLON LIFE ACCOUNT PORTFOLIOS

FUND FAMILY AND PORTFOLIOS                 INVESTMENT ADVISER
Summit Mutual Funds, Inc. Pinnacle Series
("Summit Fund")                            Summit Investment Partners, Inc.
- Balanced Index Portfolio
- Bond Portfolio
- Nasdaq-100 Index Portfolio
- Russell 2000 Small Cap Index Portfolio
- S&P MidCap 400 Index Portfolio
- S&P 500 Index Portfolio
- Zenith Portfolio
 (formerly Equity Portfolio)

AIM Variable Insurance Funds, Inc.
 ("AIM Fund")                               AIM Advisors, Inc.
- Capital Appreciation Fund
- Growth Fund


American Century Variable Portfolios, Inc.
 ("American Fund")                          American Century Investment
- Income & Growth                           Management, Inc.
- Value

MFS Variable Insurance Trust
 ("MFS Fund")                               Massachusetts Financial Services
- Emerging Growth Series                     Company
- Growth with Income Series
- High Income Series
- New Discovery Series
- Total Return Series


Neuberger Berman Advisers Management Trust
 ("Neuberger Berman Fund")                  Neuberger Berman Management, Inc.
- Guardian Portfolio

Oppenheimer Variable Account Funds
 ("Oppenheimer Fund")                       OppenheimerFunds, Inc.
- Global Securities Fund
- Main Street   Growth & Income Fund


Scudder Variable Life Investment Fund
 ("Scudder Fund")                           Scudder Kemper Investments, Inc.
- Capital Growth Portfolio Class A
- International Portfolio Class A
- Money Market Portfolio

Franklin Templeton Variable Insurance
 Products Trust ("Templeton Fund")          Templeton Investment Counsel,
Inc.
- Templeton International Securities Fund,
  Class 2



The Summit Pinnacle Zenith Portfolio (formerly Carillon Equity
Portfolio) seeks primarily long-term appreciation of capital by investing primarily in common stocks and other equity securities.

The Summit Pinnacle Bond Portfolio seeks as high a level of current income as is consistent with reasonable investment risk by investing primarily in investment-grade corporate bonds.

The Summit Pinnacle Balanced Index Portfolio seeks investment results, with respect to 60% of its assets, that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index and, with respect to 40% of its assets, that correspond to the total return performance of investment grade bonds, as represented by the Lehman Brothers Aggregate Bond Index.

The Summit Pinnacle S&P 500 Index Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the Standard & Poor's 500 Composite Stock Index (the "S&P 500"*). The S&P 500 is a well-known stock market index that includes common stocks of companies representing approximately 70% of the market value of all common stocks publicly traded in the United States. The investment adviser of the portfolio believes that the performance of the S&P 500 is representative of the performance of publicly traded common stocks in general.

-----
*The S&P 500 is an unmanaged index of common stocks comprised of 500 industrial, financial, utility and transportation companies. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500(R)", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Summit Fund. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the beneficial owners of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Summit Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to Summit Fund or the Portfolio. S&P has no obligation to take the needs of Summit Fund or the beneficial owners of the Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of the Portfolio or in the determination or calculation of the equation by which the Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Summit Fund, beneficial owners of the Portfolio, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

------

The Summit Pinnacle S&P MidCap 400 Index Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P
MidCap 400 Index.

The Summit Pinnacle Russell 2000* Small Cap Index Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000 Index. The Portfolio invests primarily in stocks of companies listed in the Russell 2000 Index, as well as futures contracts and options relating to those stocks.

-------

The Russell 2000 Index is a trademark/service mark of the Frank Russell Company. Russell is a trademark of the Frank Russell Company. Summit Mutual Funds and the Russell 2000 Small Cap Index Portfolio are not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell is not responsible for and has not reviewed the Prospectus, and Frank Russell makes no representation or warranty, express or implied, as to its accuracy, or completeness, or otherwise.

Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its Index. Frank Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Index.

Frank Russell Company's publication of the Index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of the investment in any or all securities upon which the Index is based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE INDEX OR DATA INCLUDED IN THE INDEX. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE INDEX. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

--------

The Summit Pinnacle Nasdaq-100* Index Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Nasdaq-100 Index. The Portfolio invests primarily in stocks of companies listed in the Nasdaq-100 Index, as well as futures contracts and options relating to those stocks.

--------
*"Nasdaq" and related marks are trademarks or service marks of The Nasdaq Stock Market, Inc. "Nasdaq" and have been licensed for use for certain purposes by Summit Mutual Funds, Inc. and the Nasdaq-100 Index Portfolio. The Nasdaq-100 Index is composed and calculated by Nasdaq without regard to Summit Mutual Funds. Nasdaq makes no warranty, express or implied, and bears no liability with respect to the Nasdaq-100 Index Fund. Nasdaq makes no warranty, express or implied, and bears no liability with respect to Summit Mutual Funds, its use, or any data included therein.
--------

The Scudder Capital Growth Portfolio Class A seeks to maximize long-term capital growth through a broad and flexible investment program. The Portfolio invests in marketable securities, principally common stocks and, consistent with its objective of long-term capital growth, preferred stocks.

The Scudder International Portfolio Class A seeks long-term growth of capital principally from a diversified portfolio of foreign equity securities.

The Scudder Money Market Portfolio seeks stability and current income from a portfolio of money market instruments. Money market funds are neither insured nor guaranteed by the U.S. Government, and there can be no assurance that this portfolio will maintain a stable net asset value per share.

The MFS Total Return Series seeks primarily to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.

The MFS Growth With Income Series seeks to provide reasonable current income and long-term growth of capital and income.

The MFS New Discovery Series seeks capital appreciation by, under normal market conditions, investing at least 65% of its total assets in equity securities of emerging growth companies.
Its focus is on small  emerging growth companies.

The MFS High Income Series seeks high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. The MFS High Income Portfolio may invest up to 100% of its assets in lower-rated bonds commonly known as junk bonds. BEFORE ALLOCATING ANY PORTION OF NET PREMIUMS TO THE SUBDIVISION CORRESPONDING TO THIS PORTFOLIO, OWNERS SHOULD READ THE RISK DISCLOSURE IN THE ACCOMPANYING PROSPECTUS FOR THE MFS HIGH INCOME SERIES.

 The MFS Emerging Growth Series seeks to provide long-term growth of capital.

The Templeton International Securities Fund Class 2 seeks long-term capital growth. The fund invests in equity securities of companies located outside the United States, including emerging markets.

The AIM V.I. Capital Appreciation Fund seeks growth of capital through investment in common stocks, with emphasis on medium and small-sized growth companies.

The AIM V.I. Growth Fund seeks growth of capital primarily by investing in established and large companies considered to have strong earnings momentum.

The American Century VP Income & Growth Fund seeks dividend growth, current income and capital appreciation by investing in common stocks. The Portfolio selects its investments primarily from the largest 1,500 publicly traded U.S. companies.

The American Century VP Value Fund seeks long-term capital growth, with income being a secondary objective. The Portfolio invests primarily in stocks of medium to large companies that the portfolio managers believe are undervalued at the time of purchase.

The Neuberger Berman AMT Guardian Portfolio seeks long-term growth of capital; current income is a secondary goal. The
Portfolio invests mainly in common stocks of large companies.

The Oppenheimer Global Securities Fund/VA seeks long-term capital appreciation by investing a substantial portion of assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations that are considered to have appreciation possibilities.

The Oppenheimer Main Street Growth & Income Fund/VA seeks high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. It invests mainly in common stocks of U.S. companies, with an emphasis on large-capitalization companies.

THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE THEIR RESPECTIVE STATED OBJECTIVES. Additional information concerning the investment objectives and policies of the portfolios, as well as risks, can be found in the current portfolio prospectuses that accompany this Prospectus. The prospectuses for the portfolios should be read carefully before any decision is made concerning the allocation of net premiums to a particular subdivision. Certain subdivisions invest in portfolios that have similar investment objectives and/or policies. Therefore, you should carefully read the individual prospectuses for the portfolios along with this Prospectus.

The investment objectives and policies of certain portfolios are similar to the investment objectives and policies of other funds with similar names that may be managed by the same investment adviser. The investment results of the portfolios, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the portfolios will be comparable to the investment results of any other fund, even if the other fund has the same investment adviser.

Please note that all of the portfolios described in the Prospectuses for the portfolios may not be available under the policy. Moreover, Union Central cannot guarantee that each fund will always be available for its variable life contracts, but in the unlikely event that a Fund is not available, Union Central will take reasonable steps to secure the availability of a comparable fund. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge.

The portfolios presently serve as the investment media for the policies. In addition, the portfolios may sell shares to separate accounts of other insurance companies to fund variable annuity contracts and/or variable life insurance policies, and/or to certain retirement plans qualifying under Section 401 of the Code. Union Central currently does not foresee any disadvantages to owners that would arise from the possible sale of shares to support the variable contracts of other insurance companies, or from the possible sale of shares to such retirement plans. However, the board of directors of each fund will monitor events in order to identify any material irreconcilable conflicts that might possibly arise if the shares of that fund were also offered to support variable contracts other than the policies or to support retirement plans. In event of such a conflict, the board of directors of that fund would determine what action, if any, should be taken in response to the conflict. In addition, if Union Central believes that the fund's response to any such conflicts insufficiently protects owners, it will take appropriate action on its own, which may include withdrawing the separate account's investment in that fund. (See the prospectuses for the portfolios for more detail.)

Scudder Kemper Investments, Inc., the investment adviser to the Scudder Fund; AIM Advisors, Inc., the investment adviser to the AIM Fund; Massachusetts Financial Services Company, the investment adviser to the MFS Fund; OppenheimerFunds, Inc., the investment adviser to The Oppenheimer Fund; Neuberger Berman Management, Inc., the investment adviser to the Neuberger Berman Fund; and American Century Investment Management, Inc., the investment adviser to the American Fund, have agreed to compensate Union Central for the performance of certain administrative and other services. This compensation , which may be significant, is based on the assets of the Scudder Fund, the AIM Fund, the MFS Fund, the Oppenheimer Fund, the Neuberger Berman Fund and the American Fund, respectively, that are attributable to the policies. Union Central's affiliated broker-dealer, Carillon Investments, Inc., the principal underwriter for the policies, will receive 12b-1 fees assessed against shares of the Templeton International Securities Fund Class 2 attributable to the policies as compensation for providing certain services.


                 PREMIUM PAYMENTS AND ALLOCATIONS
--------------------------------------------------------------

In the sections that follow, we use the following special terms: policy date - the date from which policy months, years and anniversaries are measured issue date - the date from which the suicide and contestable periods start.
annual date - the same day in each policy year as the policy date.
monthly date - the same day as the policy date for each succeeding month.
policy month - Each one-month period beginning with a monthly date and ending the day before the next monthly date.
policy year - Each period of twelve months starting on the policy date and ending the day before the first annual date, or any following year starting on an annual date and ending the day before the next annual date.


Applying for a Policy

To purchase a policy, you must complete an application and submit it through an authorized Union Central agent. There is no minimum initial premium payment. Your policy coverage will become effective on the policy date. If an initial premium payment is submitted with the application, then the policy date is generally the date of approval of your application. If the application is not accompanied by an initial premium payment, then the policy date will generally be two weeks after the date that your application is approved.

As provided for under state insurance law, the owner, to preserve insurance age, may be permitted to backdate the policy. In no case may the policy date be more than six months prior to the date the application was completed. We deduct charges for the monthly deduction for the backdated period on the issue date. Temporary life insurance coverage may be provided prior to the policy date under the terms of a temporary insurance agreement. In accordance with Union Central's underwriting rules, temporary life insurance coverage may not exceed $500,000 and will not remain in effect for more than sixty (60) days.

We require satisfactory evidence of the insured's insurability, which may include a medical examination of the insured. The available issue ages are 0 through 75. Age is determined on the insured's age as of the birthday nearest the policy date. The minimum specified amount is $50,000. Acceptance of an application depends on Union Central's underwriting rules, and we reserve the right to reject an application for any reason.

As the owner of the policy, you exercise all rights provided under the policy. The insured is the owner, unless a different owner is named in the application. The owner may by notice name a contingent owner or a new owner while the insured is living. If more than one person is named as owner, they are joint owners. Any transaction under the policy except for telephone transactions will require the authorization of all owners. Unless provided otherwise, in the event of a joint owner's death, ownership passes to the surviving joint owner. Unless a contingent owner has been named, on the death of the last surviving owner, ownership of the policy passes to the estate of the last surviving owner, who will become the owner if the owner(s) die. You may change the owner before the insured's death by notice satisfactory to us. A change in owner may have tax consequences. See "Tax Considerations," page 40.

Purchase of the Policy for Specialized Purposes

The policy provides a death benefit and an accumulation of account value. It can be used for various individual and business planning purposes. Purchasing the policy for such purposes entails certain risks. For example, if the investment performance of the subaccounts to which account value is allocated is poorer than anticipated, or if sufficient premiums are not paid or account value maintained, the policy may lapse or may not accumulate sufficient account value to fund the purpose for which the policy was purchased. Loans and partial cash surrenders may significantly affect current and future account value, cash surrender value, and death benefit proceeds. Depending upon subaccount investment performance and the amount of loans and partial cash surrenders, the policy may lapse. Because the policy is designed to provide benefits on a long-term basis, before purchasing a policy for a specialized purpose, you should consider whether the long-term nature of the policy and the impact of loans and partial cash surrenders is consistent with the purpose for which it is being considered. Using a policy for a specialized purpose may have tax consequences. (See "Tax Considerations.")

Free Look Right to Cancel the Policy

You may cancel your policy for a refund during your "free-look" period. This period expires 20 days after you receive your policy, 45 days after your application is signed, or 10 days after Union Central mails or delivers a cancellation notice, whichever is latest. (A longer period may apply to policies issued in certain states.) If you decide to cancel the policy, you must return it by mail or delivery to the home office or to the authorized Union Central agent who sold it. Immediately after mailing or delivery, the policy will be deemed void from the beginning. Within seven calendar days after Union Central receives the returned policy, Union Central will refund the greater of any premiums paid, less any partial cash surrenders, or account value unless otherwise required by state law.

Premiums

Planned periodic premiums. When applying for a policy, you select a plan for paying level premium payments at specified intervals, e.g., quarterly, semi-annually or annually, for the duration of the policy. If you elect, Union Central will also arrange for payment of planned period premiums on a monthly basis under a pre-authorized payment arrangement. You are not required to pay premium payments in accordance with these plans; rather, you can pay more or less than planned or skip a planned periodic premium entirely. (See, however, "Premium Payments to Prevent Lapse," page 15.) Currently, there is no minimum amount for each premium. Union Central may establish a minimum amount 90 days after we send the owner a written notice of such increase. Subject to the limits described below, you can change the amount and frequency of planned periodic premiums whenever you want by sending notice to the home office. However, Union Central reserves the right to limit the amount of a premium payment or the total premium payments paid.

Unless otherwise requested, you will be sent reminder notices for planned periodic premiums. Reminder notices will not be sent if you have arranged to pay planned periodic premiums by pre-authorized payment arrangement.

Additional Unscheduled Premiums. Additional unscheduled premium payments can be made at any time while the policy is in force.
Union Central has the right to limit the number and amount of such premium payments.

Limitations on Premium Payments. Total premium payments paid in a policy year may not exceed guideline premium payment limitations for life insurance set forth in the Internal Revenue Code. Union Central will promptly refund any portion of any premium payment that is determined to be in excess of the premium payment limit established by law to qualify a policy as a contract for life insurance.

The payment of premiums may cause a policy to be a modified endowment contract under the Internal Revenue Code. We have established procedures for monitoring premium payments and making efforts to notify you on a timely basis if your policy is in jeopardy of becoming a modified endowment contract as a result of premium payments. See "Tax Considerations," page 40.

Union Central reserves the right to reject any requested increase in planned periodic premiums, or any unscheduled premium. We also reserve the right to require satisfactory evidence of insurability prior to accepting any premium which increases the risk amount of the policy. See "Net Premium Allocations," page 15.

No premium payment will be accepted after the insured's 100th birthday (the "maturity date").

Premium payments must be made by check payable to The Union Central Insurance Company or by any other method that Union Central deems acceptable. The owner may specify that a specific unscheduled premium payment is to be applied as a repayment of policy debt, if any.

Premium payments after the initial premium payment must be made to the home office.

Minimum Guaranteed Period. Union Central guarantees that a policy will remain in force during the minimum guaranteed period, regardless of the sufficiency of the cash surrender value, if the sum of the premiums paid to date, less any partial cash surrenders and policy debt, equals or exceeds the minimum monthly premium (shown in the policy) multiplied by the number of complete policy months since the policy date, including the current policy month. The minimum guaranteed period is three years following the policy date.

The minimum monthly premium is calculated for each policy based on the age, sex and rate class of the insured, the requested specified amount and any supplemental and/or rider benefits. The minimum monthly premium may change due to changes made during a minimum guaranteed period to the specified amount, the death benefit option, ratings, and supplemental and/or rider benefits. Union Central will notify you of any increase in the minimum monthly premium.

An extended minimum guaranteed period may be available under a Guaranteed Death Benefit Rider. See "Supplemental Benefits and/or Riders," page 38.

Premium Payments Upon Increase in Specified Amount. Depending on the account value at the time of an increase in the specified amount and the amount of the increase requested, an additional premium payment may be necessary or a change in the amount of planned periodic premiums may be advisable. See "Changes in Specified Amount," page 25. In the event that you increase the specified amount, you should contact your Union Central agent to assist you in determining if additional premium payments are necessary or appropriate.

Premium Payments to Prevent Lapse. Failure to pay planned periodic premiums will not necessarily cause a policy to lapse. Conversely, paying all planned periodic premiums will not necessarily guarantee that a policy will not lapse (except when the minimum guaranteed period is in effect). Rather, whether a policy lapses depends on whether its cash surrender value is sufficient to cover the monthly deduction (see page 19) when due.

If the cash surrender value on a monthly date is less than the amount of the monthly deduction to be deducted on that date and the minimum guaranteed period is not in effect, the policy will be in default and a grace period will begin. This could happen if investment experience has been sufficiently unfavorable that it has resulted in a decrease in cash surrender value or the cash surrender value has decreased because you have not paid sufficient premium payments to offset the monthly deduction.

Grace Period. If your policy goes into default, you will be allowed a 61-day grace period to pay a premium payment sufficient to cover the monthly deductions due during the grace period. Union Central will send notice of the amount required to be paid during the grace period ("grace period premium payment") to your last known address and the address of any assignee of record. The grace period will begin when the notice is sent. Your policy will remain in effect during the grace period. If the insured should die during the grace period and before the grace period premium payment is paid, the death benefit proceeds will still be payable to the beneficiary, although the amount paid will reflect a reduction for the monthly deductions due on or before the date of the insured's death (and for any policy debt). See "Amount of Death Benefit Proceeds," page 24. If the grace period premium payment has not been paid before the grace period ends, your policy will lapse. It will have no value and no benefits will be payable. See "Reinstatement," page 38.

A grace period also may begin if policy debt becomes excessive.
See "Loan Repayment; Effect if Not Repaid," page 26.

Net Premium Allocations

In the application, you specify the percentage of a net premium to be allocated to each subdivision and to the guaranteed account. This allocation must comply with the allocation rules described below. Net premiums will generally be allocated to the subdivisions and to the guaranteed account on the valuation date that Union Central receives them in accordance with the allocations specified in the application or subsequent notice. Union Central will allocate all net premiums received before the end of the "free look" period (including the initial net premium) to the subdivision invested in the Scudder Money Market Portfolio. After the end of the "free look" period, the account value will be allocated to the subdivisions and to the guaranteed account based on the premium payment allocation percentages in the application. See "Determining the Account Value," page 23. For this purpose, the end of the "free look" period is deemed to be 25 days after the date the policy is issued and mailed to your agent for delivery.

The net premium allocation percentages specified in the
application will apply to subsequent premium payments until you change the percentages.  You can change the allocation
percentages at any time, subject to the rules below, by
providing notice to the home office, in a form acceptable to
Union Central.   The change will apply to all premium payments
received with or after receipt of your notice.

Allocation Rules. The minimum allocation percentage you may specify for a subdivision or the guaranteed account is 5%, and your allocation percentages must be whole numbers. The sum of your allocations must equal 100%. Union Central reserves the right to limit the number of subdivisions to which account value may be allocated.

Crediting Net Premiums

The initial net premium will be credited to the policy on the policy date, or, if later, the date we receive the initial premium payment. For backdated policies, the initial net premium will be credited on the issue date. Planned periodic premiums and unscheduled premiums that are not underwritten will be credited to the policy and the net premiums will be invested as requested on the valuation date they are received by the home office. However, any premium payment that is underwritten will be allocated to the subdivision corresponding to the Scudder Money Market Portfolio until underwriting has been completed and the premium payment has been accepted. When accepted, the account value allocated to the subdivision corresponding to the Scudder Money Market Portfolio and attributable to the resulting net premium will be credited to the policy and allocated in accordance with your instructions. If an additional premium payment is rejected, Union Central will return the premium payment promptly, without any adjustment for investment experience.

Transfer Privilege

After the free-look period and prior to the maturity date, you may transfer all or part of your account value from subdivisions investing in one portfolio to other subdivision(s) or to the guaranteed account, or transfer a part of an amount in the guaranteed account to the subdivision(s), subject to the following restrictions. The minimum transfer amount is the lesser of $100 or the entire amount in that subdivision or the guaranteed account. A transfer request that would reduce the amount in a subdivision or the guaranteed account below $25 will be treated as a transfer request for the entire amount in that subdivision or the guaranteed account. With the exception of the Conversion Right described below, we reserve the right to limit the number or frequency of transfers permitted in the future.

We will make the transfer as of the end of the valuation period during which we receive notice requesting such transfer. Currently, there is no limit on the number of transfers that can be made between subdivisions or to the guaranteed account. However, transfers from the guaranteed account during any policy year are limited to an amount equal to 20% of the account value in the guaranteed account on the annual date at the beginning of such policy year. (See "Transfers from Guaranteed Account," page 18 for restrictions). Currently, we assess a transfer charge equal to $10 for each transfer during a policy year in excess of the first twelve transfers. (We reserve the right to decrease or eliminate the number of free transfers; in addition, the transfer charge may be increased, but is guaranteed not to exceed $15 per transfer.) The transfer charge will be deducted from the subdivisions or the guaranteed account from which the requested transfer is being made, on a pro-rata basis.

Telephone Transfers. Owners are eligible to effect transfers pursuant to telephone instructions unless they elect out of the option by writing us. We reserve the right to suspend telephone transfer privileges at any time, for any reason, if we deem such suspension to be in the best interests of owners.

We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if we follow those procedures we will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for such losses if we do not follow those reasonable procedures. The procedures we will follow for telephone transfers include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone.

Conversion Right. During the first twenty-four policy months following the issue date, and within sixty days of the later of notification of a change in the investment policy of the separate account or the effective date of such change, the owner may exercise a one-time Conversion Right by requesting that all or a portion of the variable account be transferred to the guaranteed account. Exercise of the Conversion Right is not subject to the transfer charge. Following the exercise of the Conversion Right, net premiums may not be allocated to the subdivisions of the variable account, and transfers of account value to the subdivisions will not be permitted. The other terms and conditions of the policy will continue to apply.

Excessive Trading. Your policy is a long-term investment and is not designed for professional market timing organizations or other entities using programmed or frequent transfers. When thinking about a transfer of contract value, you should consider the risk involved that transfers based on short-term expectations may be made at an inopportune time. Because excessive trading can disrupt investment portfolio management strategies and increase portfolio expenses, we limit excessive trading practices.

To minimize harm to the portfolios and other policyowners, in addition to any restrictions or rights reserved in the current portfolio prospectuses that accompany this prospectus, we reserve the right to:

- limit the number, frequency, method or amount of transfers;
- reject any transfer from any owner we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to a portfolio;
- delay any transfer request for up to seven days; or
- limit the portfolios into which transfers may be made.

Dollar Cost Averaging Plan

The Dollar Cost Averaging Plan, if elected, enables you to transfer systematically and automatically, on a monthly, quarterly, semi-annual, or annual basis, specified dollar amounts from a subdivision you specify to other subdivisions or to the guaranteed account. (Dollar Cost Averaging Plan transfers may not be made from the guaranteed account.) By allocating on a regularly scheduled basis, as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. However, we make no guarantee that the Dollar Cost Averaging Plan will result in a profit.

You specify the amount to be transferred automatically; you can specify either a fixed dollar amount, or a percentage of the account value in the subdivision from which transfers will be made. At the time that you elect the Dollar Cost Averaging Plan, the account value in the subdivision from which transfers will be made must be at least $2,000. The required amounts may be allocated to the subdivision through initial or subsequent net premiums or by transferring amounts into the subdivision from the other subdivisions or from the guaranteed account (which may be subject to certain restrictions).

You may elect this plan at the time of application by completing the authorization on the application or at any time after the policy is issued by properly completing the election form and returning it to us. Dollar Cost Averaging Plan transfers may not commence until the end of the free-look period.

Once elected, transfers from the subdivision will be processed until the number of designated transfers have been completed, or the value of the subdivision is completely depleted, or you send us notice instructing us to cancel the transfers.

Currently, transfers made under the Dollar Cost Averaging Plan will not be subject to any transfer charge and will not count against the number of free transfers permitted in a policy year. We reserve the right to impose a $15 transfer charge for each transfer effected under a Dollar Cost Averaging Plan. We also reserve the right to alter the terms or suspend or eliminate the availability of the Dollar Cost Averaging Plan at any time.

Portfolio Rebalancing Plan

You may elect to have the accumulated balance of each
subdivision periodically redistributed (or "rebalanced") to
equal the allocation percentages you have specified in the
election form.   This rebalancing may be done on a quarterly,
semi-annual, or annual basis.

You may elect the Portfolio Rebalancing Plan at the time of application by completing the authorization on the application or at any time after the policy is issued by properly completing the election form and returning it to us. Portfolio Rebalancing Plan transfers may not commence until the end of the free-look period. Transfers pursuant to the Portfolio Rebalancing Plan will continue until you send us notice terminating the plan, or the policy terminates. THE PORTFOLIO REBALANCING PLAN CANNOT BE ELECTED IF EITHER A DOLLAR COST AVERAGING PLAN OR AN EARNINGS SWEEP PLAN IS IN EFFECT.

Currently, transfers made under the Portfolio Rebalancing Plan will not be subject to any transfer charge and will not count against the number of free transfers permitted in a policy year. We reserve the right to impose a $15 transfer charge for each transfer effected under the plan. We also reserve the right to alter the terms or suspend or eliminate the availability of the Portfolio Rebalancing Plan at any time.

Earnings Sweep

You may elect to have the accumulated earnings of one or more specified subdivisions or the interest credited to the guaranteed account periodically transferred (or "swept") into specified subdivisions or the guaranteed account. The sweep may be done on a quarterly, semi-annual, or annual basis.

You may elect the Earnings Sweep Plan at the time of application by completing the authorization on the application or at any time after the policy is issued by properly completing the election form and returning it to us. Earnings Sweep Plan transfers may not commence until the end of the free-look period. Transfers pursuant to the Earnings Sweep Plan will continue until you send us notice terminating the plan, or the policy terminates.

Currently, transfers made under the Earnings Sweep Plan will not be subject to any transfer charge and will not count against the number of free transfers permitted in a policy year. We reserve the right to impose a $15 transfer charge for each transfer effected under the plan. We also reserve the right to alter the terms or suspend or eliminate the availability of the Earnings Sweep Plan at any time.


                     GUARANTEED ACCOUNT


BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE GUARANTEED ACCOUNT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 NOR HAS THE GUARANTEED ACCOUNT BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940. ACCORDINGLY, NEITHER THE GUARANTEED ACCOUNT NOR ANY INTERESTS THEREIN ARE SUBJECT TO THE PROVISIONS OF THESE ACTS AND, AS A RESULT, THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE GUARANTEED ACCOUNT. THE DISCLOSURE REGARDING THE GUARANTEED ACCOUNT MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.

You may allocate some or all of your net premiums and transfer some or all of the variable account to the guaranteed account, which is part of our general account and pays interest at declared rates (subject to a minimum interest rate we guarantee to be at least 4%). The principal, after deductions, is also guaranteed. Our general account assets support our insurance and annuity obligations.

The portion of the account value allocated to the guaranteed account will be credited with interest, as described below. Since the guaranteed account is part of our general account, we assume the risk of investment gain or loss on this amount. All assets in the general account are subject to our general liabilities from business operations.

Minimum Guaranteed and Current Interest Rates

The guaranteed account is guaranteed to accumulate at a minimum effective annual interest rate of 4%. We may credit the guaranteed account with current rates in excess of the minimum guarantee, but we are not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates. Since we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations to and from the guaranteed account will be credited with different current interest rates, based upon the date amounts are allocated into the guaranteed account. We may change the interest rate credited to new deposits at any time. Any interest credited on the amounts in the guaranteed account in excess of the minimum guaranteed rate of 4% per year will be determined in our sole discretion. You assume the risk that interest credited may not exceed the guaranteed rate.

Amounts deducted from the guaranteed account for the monthly deduction, partial cash surrenders, transfers to the subdivisions, or charges are currently, for the purpose of crediting interest, accounted for on a last-in, first-out ("LIFO") method. We reserve the right to change the method of crediting from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 4% per annum.

Calculation of Guaranteed Account Value

The guaranteed account at any time is equal to net premiums allocated or account value transferred to it, plus interest credited to it, minus amounts deducted, transferred, or surrendered from it.

Transfers from the Guaranteed Account

The amount transferred from the guaranteed account may not exceed 20% of the guaranteed account on the annual date immediately preceding the date of the transfer, unless the balance after the transfer is less than $25, in which case we will transfer the entire amount.

Payment Deferral from the Guaranteed Account

We reserve the right to defer payment of any partial cash surrender, full surrender, or transfer from the guaranteed account for up to six months from the date of receipt of the notice for the partial or full surrender or transfer. However, we will not defer payment of any amounts needed to pay premiums on other policies in force with us.


                     CHARGES AND DEDUCTIONS
--------------------------------------------------------------
Union Central deducts the charges described below to cover costs and expenses, services provided, and risks assumed under the policies. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular policy. For example, the sales charge and sales surrender charge may not fully cover all of the sales and distribution expenses actually incurred by Union Central, and proceeds from other charges, including the cost of insurance charge and the mortality and expense risk charge, may be used in part to cover such expenses. Union Central may profit from certain charges.

Premium Expense Charge

A sales charge is deducted from each premium payment. This charge is equal to 2% of premiums paid. We reserve the right to increase the sales charge up to an amount equal to 4% of premiums paid during the first ten policy years; the charge is guaranteed to be no more than 2% thereafter. The sales charge is intended to partially reimburse Union Central for some of the expenses incurred in the distribution of the policies. See "Daily Mortality and Expense Risk Charge," page 19, and "Cost of Insurance Charge," shown below.

A 2% charge for state and local premium taxes and expenses is also deducted from each premium payment. We reserve the right to increase the premium tax charge to 2.50% per year. The state and local premium tax charge reimburses Union Central for premium taxes associated with the policies and related administrative costs. The stated premium tax rates in the jurisdictions in which Union Central does business range from 0.75% to 4.00%, and the jurisdiction in which a policy is issued may impose no premium tax, or a premium tax higher or lower than the charge deducted under the policies.

If you make premium payments, either planned or unscheduled, equal to or greater than one million dollars during the first policy year, your policy may qualify for reduced premium expense charges. If during the first policy year, you actually make less than one million dollars in premium payments, or you make withdrawals or surrenders from the policy to the extent that less than one million dollars of premium remains in the policy on its first policy anniversary, we reserve the right to increase the first year's premium expense charges to the standard premium expense charge on all premium received during the first policy year, as though those standard charges were made at the time the premium payments were made. This chargeback will not occur if the reduction below one million dollars at the first policy anniversary is due to unfavorable investment performance. Before you deposit premium payments into your policy in order to qualify for the reduced premium expense charges, please read "Tax Considerations", page 40, concerning the treatment of heavily-funded life insurance policies.

Monthly Deduction

On each monthly date, Union Central will deduct from the account value the monthly deductions due, commencing as of the policy date. Your policy date is the date used to determine your monthly date. The monthly deduction consists of (1) cost of insurance charges ("cost of insurance charge"), (2) the monthly administrative charge (the "administrative charge"), and (3) any charges for supplemental and/or rider benefits ("supplemental and/or rider benefit charges"), as described below. The monthly deduction is deducted from the subdivisions and from the guaranteed account pro rata on the basis of the portion of account value in each.

Cost of Insurance Charge. This charge compensates Union Central for the expense of providing insurance coverage. The charge depends on a number of variables and therefore will vary from policy to policy and from monthly date to monthly date. For any policy, the cost of insurance on a monthly date is calculated by multiplying the current cost of insurance rate for the insured by the risk amount under the policy for that monthly date.

The risk amount for a monthly date is the difference between the death benefit (see page 24) for a policy (as adjusted to take into account assumed monthly earnings at an annual rate of 4%) and the account value, as calculated on that monthly date less any monthly deduction due on that date (except the cost of insurance).

The current cost of insurance rate for a policy is based on the age at issue, sex and rate class of the insured and on the policy year, and therefore varies from time to time. Different current cost of insurance rates apply to policies with a specified amount under $250,000 than to policies with a specified amount of $250,000 or more and, in general, policies with a specified amount of $250,000 or more may have lower current cost of insurance rates. Union Central currently places insureds in the following rate classes, based on underwriting:
Standard Tobacco (ages 0-75), Standard Nontobacco (ages 20-75), Preferred (ages 20-70), or Preferred Plus (ages 20-70). The Preferred and Preferred Plus rate classes are only available under policies with specified amounts of $100,000 or more. We also may place an insured in a substandard rate class, which involves a higher mortality risk than the standard tobacco or standard nontobacco classes.

Union Central will determine a cost of insurance rate for increases in coverage based on the age of the insured at the time of the increase. The following rules will apply for purposes of determining the risk amount for each rate.

 Union Central places the insured in a rate class when the policy is issued, based on Union Central's underwriting of the application. This original rate class applies to the initial specified amount. When an increase in specified amount is requested, Union Central conducts underwriting before approving the increase (except as noted below) to determine whether a different rate class will apply to the increase. If the rate class for the increase has lower cost of insurance rates than the original rate class, then the rate class for the increase will also be applied to the initial specified amount. If the rate class for the increase has higher cost of insurance rates than the original rate class, the rate class for the increase will apply only to the increase in specified amount, and the original rate class will continue to apply to the initial specified amount.

Union Central does not conduct underwriting for an increase in specified amount if the increase is requested by exercising an option to increase the specified amount automatically, without underwriting. See "Supplemental and/or Rider Benefits," page
38. In such case, the insured's rate class for an increase will be the class in effect when the guaranteed option rider was issued.

For purposes of determining the risk amount associated with a specified amount, we will attribute the account value solely to the initial specified amount unless the account value exceeds the initial specified amount. If the account value exceeds the initial specified amount, the excess will be considered attributable to the increases in specified amount in the order of the increases. If there is a decrease in specified amount after an increase, a decrease is applied first to decrease any prior increases in specified amount, starting with the most recent increase and then each prior increase.

Union Central guarantees that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the policies. The guaranteed rates for standard classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of or additives to the 1980 CSO Tables.

Union Central's current cost of insurance rates may be less than the guaranteed rates that are set forth in the policy. Current cost of insurance rates will be determined based on Union
Central's expectations as to future mortality, investment earnings, expenses, taxes, and persistency experience. These rates may change from time to time.

Cost of insurance rates (whether guaranteed or current) for an insured in a standard nontobacco class are equal to or lower than guaranteed rates for an insured of the same age and sex in a standard tobacco class. Cost of insurance rates (whether guaranteed or current) for an insured in a standard nontobacco or tobacco class are generally lower than guaranteed rates for an insured of the same age and sex and tobacco status in a substandard class.

     Legal Considerations Relating to Sex-Distinct Premium
     Payments and Benefits. Mortality tables for the policies generally distinguish between males and females. Thus, premium payments and benefits under policies covering males and females of the same age will generally differ.

     Union Central does, however, also offer policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a policy should consult with their legal advisors to determine whether purchase of a policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, Union Central may offer policies with unisex mortality tables to such prospective purchasers.

Monthly Administrative Charge. Union Central deducts a monthly administrative charge from the account value on each monthly date. The administrative charge is currently equal to $5 per month. We reserve the right to increase the administrative charge during the first policy year up to $25 per month, and after the first policy year up to $10 per month. The administrative charge is guaranteed not to exceed $25 per month during the first policy year and $10 per month thereafter.

The monthly administrative charge reimburses Union Central for expenses incurred in the administration of the policies and the separate account. Such expenses include but are not limited to: confirmations, annual reports and account statements, maintenance of policy records, maintenance of separate account records, administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, the costs of other services necessary for owner servicing and accounting, valuation, regulatory and updating requirements.

Should the guaranteed charges prove to be insufficient, we will not increase the charges above such guaranteed levels.

Supplemental and/or Rider Benefit Charges. See "Supplemental and/or Rider Benefits," page 38.

Daily Mortality and Expense Risk Charge

Union Central deducts a daily charge from assets in the separate account attributable to the policies. This charge does not apply to guaranteed account assets attributable to the policies. During the first ten policy years, the charge is equal on an annual basis to 0.75% of assets. Thereafter, the charge is equal on an annual basis to 0.25% of assets. These rates are guaranteed not to increase for the duration of a policy. Union Central may realize a profit from this charge. Although Union Central does not believe that it is possible to allocate this charge to different risks, Union Central feels that a reasonable estimate is that during the first ten policy years, 0.30% of this charge is allocable to mortality risk, and 0.45% to expense risk; and thereafter, 0.10% of this charge is allocable to mortality risk, and 0.15% to expense risk.

The mortality risk Union Central assumes is that the insureds on the policies may die sooner than anticipated and therefore Union Central will pay an aggregate amount of death benefits greater than anticipated. The expense risk Union Central assumes is that expenses incurred in issuing and administering the policies and the separate account will exceed the amounts realized from the administrative charges assessed against the policies.

Transfer Charge

We currently assess a transfer charge of $10 for each transfer made during a policy year after the first twelve transfers. We reserve the right to decrease or eliminate the number of free transfers; in addition the transfer charge may be increased, but is guaranteed not to exceed $15 per transfer. We will deduct the transfer charge from the remaining account value in the subdivisions or the guaranteed account from which the transfer is being made on a pro rata basis. We do not expect a profit from this charge.

Surrender Charge

If a policy is completely surrendered or lapses, Union Central may deduct a surrender charge from the account value. The surrender charge includes a sales surrender charge and an administrative surrender charge. The maximum surrender charge is set forth in your policy. There is no additional sales surrender charge applicable to increases in specified amount. However, if the policy is completely surrendered following an increase in specified amount, an additional administrative surrender charge may apply, as described below.

Any surrender charge deducted upon lapse is credited back to the policy's account value upon reinstatement. The surrender charge on the date of reinstatement will be the same as it was on the date of lapse. For purposes of determining the surrender charge on any date after reinstatement, the period the policy was lapsed will not count.

Sales Surrender Charge. A sales surrender charge is deducted if the policy is surrendered or lapses during the first fifteen policy years following the policy date. The maximum sales surrender charge is 26% of the premiums paid up to a sales surrender premium shown in the policy. The maximum amount shown in the policy is based on the age at issue, sex, specified amount, death benefit option, and rate class applicable to the insured. Increases in the policy's specified amount will not affect the amount of the sales surrender premium, or the amount of the maximum sales surrender charge. Decreases in the policy's specified amount may reduce the sales surrender premium if the decrease is effective prior to the payment of cumulative premiums in an amount equal to the initial sales surrender premium shown in the policy. We will notify you of any reduction in the sales surrender premium, and the amount of the maximum sales surrender charge, at the time of any decrease in specified amount that causes such reductions.

The greatest sales surrender charge applicable to a portion of account value is paid if you lapse or surrender in policy years one through five. The maximum sales surrender charge in these years equals 26% of actual premiums paid up to the sales surrender premium shown in the policy. After the fifth policy year, the maximum sales surrender charge percentage declines on a monthly basis in level increments until it reaches 0% at the end of the fifteenth policy year, as shown in the following table.

                  END OF        SALES SURRENDER
                  POLICY YEAR   CHARGE PERCENTAGE
                  -----------   -----------------

                  1-5           26%
                    6           23.4%
                    7           20.8%
                    8           18.2%
                    9           15.6%
                   10           13.0%
                   11           10.4%
                   12            7.8%
                   13            5.2%
                   14            2.6%
                   15              0%

The purpose of the sales surrender charge is to reimburse Union Central for some of the expenses incurred in the distribution of the policies. The sales surrender charge may be insufficient to recover distribution expenses related to the sale of the policies. See "Daily Mortality and Expense Risk Charge," page 20, and "Cost of Insurance Charge," page 19.

Administrative Surrender Charge. An administrative surrender charge is deducted if the policy is surrendered or lapses during the first fifteen policy years following the policy date or any increase in specified amount (see "Surrender Charge" above).
The administrative surrender charge is equal to an amount per $1000 of specified amount, and depends upon the age of the insured at the time that the specified amount to which it applies was issued, and the policy year in which the charge is imposed. For issue ages 30 to 39, the amount per $1000 is $3.50 during policy years 1 through 5; for issue ages 40 to 49, the amount per $1000 is $4.50 during policy years 1 through 5; for issue ages 50 to 59, the amount per $1000 is $5.50 during policy years 1 through 5; and for issue ages 60 to 69, the amount per $1000 is $6.50 during policy years 1 through 5. The charge declines monthly after the end of the fifth policy year to zero at the end of policy year fifteen. Applicable administrative surrender charge rates, which increase with issue age, are set forth in full in the policy.

If the specified amount is increased, the increase is subject to a new administrative surrender charge. This charge is imposed if the policy is surrendered or lapses within fifteen policy years from the effective date of the increase, and is in addition to any sales surrender charge or administrative surrender charge that may be applicable if the policy is surrendered or lapses within fifteen policy years after the policy date.

The administrative surrender charge partially covers the administrative costs of processing surrenders, lapses, and increases and reductions in specified amount, as well as legal, actuarial, systems, mailing, and other overhead costs connected with Union Central's variable life insurance operations.

Fund Expenses

The value of the net assets of each subaccount reflects the management fees and other expenses incurred by the corresponding portfolio in which the subaccount invests. The investment advisers earn management fees for the services they provide in managing the portfolios. See the prospectuses for the portfolios. The fee table appears on page 7.

Cost of Additional Benefits Provided by Riders

The cost of additional benefits provided by riders is part of the monthly deduction and is charged to the account value on the monthly date. See "Supplemental and/or Rider Benefits," page 38.

Income Tax Charge

Union Central does not currently assess any charge for income taxes incurred as a result of the operations of the subaccounts of the separate account. We reserve the right, however, to assess a charge for such taxes against the subaccounts if we determine that such taxes will be incurred.

Special Arrangements

Where permitted by state regulation, Union Central may reduce or waive the sales charge component of the premium expense charge; the monthly administrative charge; and/or the surrender charge, under policies purchased by (i) directors, officers, current or retired employees ("employees"), or agents of Union Central, or affiliates thereof, or their spouses or dependents; (ii) directors, officers, employees, or agents of broker-dealers that have entered into selling agreements with Carillon Investments, Inc. relating to the policies, or their spouses or dependents; or (iii) directors, officers, employees, or affiliates of the portfolios or investment advisers or sub-advisers or distributors thereof, or their spouses or dependents. In addition, in the future, Union Central may reduce or waive the sales charge component of the premium expense charge, and/or the surrender charge if a policy is purchased by the owner of another policy issued by Union Central, and/or through transfer or exchange from a life insurance policy issued by Union Central, each in accordance with rules established by Union Central and applied on a uniform basis. Reductions or waivers of the sales charge component of the premium expense charge, the monthly administrative charge, and the surrender charge reflect the reduced sales and administrative effort associated with policies sold to the owners specified. The home office can provide advice regarding the availability of reduced or waived charges to such owners.

The Policies may be issued to group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a program under which a trustee, employer or similar entity purchases policies covering a group of individuals. An example of such an arrangement is a non-qualified deferred compensation plan. A "sponsored arrangement" includes a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of policies on an individual basis.
The policies may not be available in connection with group or sponsored arrangements in all states.

For policies issued in connection with group or sponsored arrangements, Union Central may reduce or waive one or more of the following charges: the sales charge component of the premium expense charge; the surrender charge; the monthly charge for the cost of insurance; rider charges; monthly administrative charges; daily mortality and expense risk charges; and/or the transfer charge. We may also reduce the minimum specified amount per policy. In addition, the interest rate credited on amounts taken from the subdivisions as a result of a loan may be increased for these policies. Union Central will waive or reduce these charges as described below and according to its rules in effect when the policy application is approved.

To qualify for a waiver or reduction, a group or sponsored arrangement must satisfy certain criteria, for example, size of the group, or number of years in existence. Generally, the sales contacts and effort, administrative costs, and insurance cost and mortality expense risk per policy may vary based on such factors as the size of the group or sponsored arrangement, its stability, the purposes for which the policies are purchased, and certain characteristics of its members (including underwriting-related factors that are determined by Union Central to result in lower anticipated expenses of providing insurance coverage, and/or lower mortality expense risk, under policies sold to members of the group or through the sponsored arrangement). The amount of any reduction and the criteria for qualification will reflect the reduced sales and administrative effort resulting from sales to qualifying group or sponsored arrangements, and/or the reduced anticipated cost of insurance or mortality expense risk under such policies. Union Central may modify from time to time the amount or availability of any charge reduction or waiver, or the criteria for qualification.

Charge reductions or waivers will not be unfairly discriminatory against any person, including the affected owners and all other owners of policies funded by the separate account.


                HOW YOUR ACCOUNT VALUES VARY
--------------------------------------------------------------

There is no minimum guaranteed account value or cash surrender value. These values will vary with the investment experience of the subaccounts and/or the daily crediting of interest in the guaranteed account, and will depend on the allocation of account value. If the cash surrender value on a monthly date is less than the amount of the monthly deduction to be deducted on that date (see page 19) and the minimum guaranteed period is not then in effect, the policy will be in default and a grace period will begin. See "Minimum Guaranteed Period," page 14, and "Grace Period," page 15.

Determining the Account Value

On the policy date, the account value is equal to the initial net premium credited, less the monthly deduction made as of the policy date. On each valuation date thereafter, the account value is the sum of the variable account, the guaranteed account, and the loan account. The account value will vary to reflect the performance of the subdivisions to which amounts have been allocated, interest credited on amounts allocated to the guaranteed account, interest credited on amounts in the loan account, charges, transfers, partial cash surrenders, loans and loan repayments.

Subaccount Values. When you allocate an amount to a subdivision, either by net premium allocation or transfer, your policy is credited with accumulation units in the subaccount corresponding to that subdivision. The number of accumulation units is determined by dividing the amount allocated to the subdivision by the subaccount's accumulation unit value for the valuation date when the allocation is effected.

The number of accumulation units credited to your policy will increase when net premiums are allocated to the subdivision, amounts are transferred to the subdivision, and loan repayments are credited to the subdivision. The number of accumulation units credited to a policy will decrease when the allocated portion of the monthly deduction is taken from the subdivision, a loan is made, an amount is transferred from the subdivision, or a partial surrender is taken from the subdivision.

Determination of Unit Value. The unit value for each subaccount, other than AIM V.I. Capital Appreciation Portfolio and Summit S&P MidCap 400 Index Portfolio, was arbitrarily set at $10 when the subaccount began operations. The initial unit values for the AIM V.I. Capital Appreciation Portfolio and the Summit S&P MidCap 400 Index Portfolio were set based on closing values of the American Century V.P. Capital Appreciation Portfolio and the Summit Capital Portfolio, respectively, on the date on which the AIM V.I. Capital Appreciation Portfolio and the Summit S&P MidCap 400 Index Portfolio replace the other two portfolios, which date was October 21, 1999. Thereafter, the unit value at the end of every valuation date is the unit value at the end of the previous valuation date times the net investment factor, as described below. The variable account value for a policy is determined on any day by multiplying the number of units attributable to each subaccount corresponding to subdivisions in which account value is invested by the unit value for that subaccount on that day, and aggregating the resulting subaccount values.

Net Investment Factor. The net investment factor is an index applied to measure the investment performance of a subaccount from one valuation period to the next. Each subaccount has a net investment factor for each valuation period which may be greater or less than one. Therefore, the value of a unit may increase or decrease. The net investment factor for any subaccount for any valuation period is determined by dividing
(1) by (2) and subtracting (3) from the result, where:

(1) is the net result of:

    a. the net asset value per share of the portfolio held in the subaccount, determined at the end of the current valuation period; plus

    b. the per share amount of any dividend or capital gain distributions made by the portfolio to the subaccount, if the "ex-dividend" date occurs during the current valuation period; plus or minus

    c. a per share charge or credit for any taxes incurred by or reserved for in the subaccount, which is determined by us to have resulted from the operations of the subaccount.

(2) is the net result of:

    a. the net asset value per share of the portfolio held in the subaccount, determined at the end of the last prior valuation period (adjusted for an "ex-dividend"); plus or minus

    b. the per share charge or credit for any taxes reserved for the immediately preceding valuation period.

(3) is a daily factor representing the mortality and expense risk charge deducted from the subaccount for the policy adjusted for the number of days in the valuation period.

Guaranteed Account. On any valuation date, the guaranteed account of a policy is the total of all net premiums allocated to the guaranteed account, plus any amounts transferred to the guaranteed account, plus interest credited on such net premiums and amounts, less the amount of any transfers, including transfer charges, taken from the guaranteed account, less the amount of any partial cash surrenders taken from the guaranteed account, less any amounts transferred from the guaranteed account in connection with loans, and less the pro-rata portion of the monthly deduction deducted from the guaranteed account.

Loan Account. On any valuation date, if there have been any loans, the loan account is equal to amounts transferred to the loan account from the subaccounts and from the guaranteed account as collateral for loans and for due and unpaid loan interest, amounts transferred from the loan account to the subaccounts and the guaranteed account as policy debt is repaid, and interest credited on the loan account.

Cash Value

The cash value on a valuation date is the account value less the surrender charge that would be applicable on that valuation date.

Cash Surrender Value

The cash surrender value on a valuation date is the cash value reduced by any policy debt. Cash surrender value is used to determine whether a partial cash surrender may be taken, and whether policy debt is excessive (see page 26). It is also the amount that is available upon full surrender of the policy (see page 27).


         DEATH BENEFIT AND CHANGES IN SPECIFIED AMOUNT
--------------------------------------------------------------

As long as the policy remains in force, Union Central will pay the death benefit proceeds upon receipt at the home office of proof of the insured's death that Union Central deems satisfactory. Union Central may require return of the policy. The death benefit proceeds will be paid in a lump sum generally within seven calendar days of receipt of satisfactory proof (see "When Proceeds Are Paid," page 37 or, if elected, under a payment option (see "Payment Options," page 28). The death benefit will be paid to the beneficiary. See "Selecting and Changing the Beneficiary," page 26.

Amount of Death Benefit Proceeds

The death benefit proceeds are equal to the sum of the death benefit under the death benefit option selected calculated on the date of the insured's death, plus any supplemental and/or rider benefits, minus any policy debt on that date. If the date of death occurred during a grace period, the death benefit proceeds are the death benefit immediately prior to the start of the grace period, minus policy debt and minus any past due monthly deductions. Under certain circumstances, the amount of the death benefit may be further adjusted. See "Limits on Rights to Contest the Policy" and "Misstatement of Age or Sex," page 37.

If part or all of the death benefit is paid in one sum, Union
Central will pay interest on this sum as required by applicable state law from the date of receipt of due proof of the insured's death to the date of payment.

Death Benefit Options

You may choose one of two death benefit options, which will be used to determine the death benefit. Under Option A, the death benefit is the greater of the specified amount or the Applicable Percentage of account value on the date of the insured's death. Under Option B, the death benefit is the greater of the specified amount plus the account value on the date of death, or the Applicable Percentage of the account value on the date of the insured's death.

If investment performance is favorable, the amount of the death benefit may increase. However, under Option A, the death benefit ordinarily will not change for several years to reflect any favorable investment performance and may not change at all. Under Option B, the death benefit will vary directly with account value, which reflects the investment performance of the subaccounts as well as interest credited to the guaranteed account. For an illustration of the impact that investment performance may have on the death benefit, see the illustrations beginning on page 28.

The "Applicable Percentage" is 250% when the insured has attained age 40 or less, and decreases each year thereafter to 100% when the insured has attained age 95. A table showing the Applicable Percentages for Attained Ages 0 to 95 is included in
Appendix A.

Initial Specified Amount and Death Benefit Option

The initial specified amount is set at the time the policy is issued. You may change the specified amount from time to time, as discussed below. You select the death benefit option when you apply for the policy. You also may change the death benefit option, as discussed below.

Changes in Death Benefit Option

You may change the death benefit option on your policy, by notice to us, subject to the following rules. (After any change, the specified amount must be at least $50,000.) The effective date of the change will be the monthly date next following the day that Union Central receives and accepts notice of the request for change. Union Central may require satisfactory
evidence of insurability.   A change in the death benefit option
may have adverse tax consequences.

When a change from Option A to Option B is made, unless requested by notice to us, the specified amount after the change is effected will be equal to the specified amount before the change less the account value on the effective date of the change. When a change from Option B to Option A is made, unless requested by notice to us, the specified amount after the change will be equal to the specified amount before the change is effected and the death benefit will be reduced by the account value on the effective date of the change.

Changes in Specified Amount

You may request a change in the specified amount, by notice to us, subject to the following rules. If a change in the specified amount would result in total premiums paid exceeding the premium limitations prescribed under current tax law to qualify your policy as a life insurance contract, Union Central will refund promptly to the owner the amount of such excess above the premium limitations.

The minimum amount of any decrease in specified amount is $5,000, and any decrease in specified amount will become effective on the monthly date next following the date that notice requesting the decrease is received and approved by us. Union Central reserves the right to decline a requested decrease in the specified amount if compliance with the guideline premium limitations under current tax law resulting from this decrease would result in immediate termination of the policy, or if to effect the requested decrease, payments to the owner would have to be made from the accumulated value for compliance with the guideline premium limitations, and the amount of such payments would exceed the cash surrender value under the policy.

Decreasing the specified amount of the policy may have the effect of decreasing monthly cost of insurance charges.
Decreasing the specified amount of the policy may have adverse tax consequences.

Any increase in the specified amount must be at least $5,000 (unless the increase is effected pursuant to a rider providing for automatic increases in specified amount), and an application must be submitted. Any increase that is not guaranteed by rider will require satisfactory evidence of insurability and must meet Union Central's underwriting rules. A change in planned periodic premiums may be advisable. See "Premium Payments Upon Increase in Specified Amount," page 15. The increase in specified amount will become effective on the monthly date next following the date the request for the increase is received and approved, and the account value will be adjusted to the extent necessary to reflect a monthly deduction as of the effective date based on the increase in specified amount.

A new administrative surrender charge period will apply to each portion of the policy resulting from an increase in specified amount, starting with the effective date of the increase. (See
"Surrender Charge," page 21).

Selecting and Changing the Beneficiary

You select one or more beneficiary(ies) in your application.
You may later change the beneficiary(ies) in accordance with the terms of the policy. The primary beneficiary, or, if the primary beneficiary is not living, the contingent beneficiary, is the person entitled to receive the death benefit proceeds under the policy. If the insured dies and there is no surviving beneficiary, the owner or the estate of the owner will be the beneficiary. If a beneficiary is designated as irrevocable, then the beneficiary's consent must be obtained to change the beneficiary.


                        CASH BENEFITS
---------------------------------------------------------------
Loans

After the first policy year and while the insured is living, and provided the policy is not in the grace period, you may borrow against your policy at any time by submitting notice to the home office. (In certain states, loans may also be available during the first policy year.) The minimum amount of any loan request is $500 (subject to state regulation). The maximum loan amount is equal to the sum of 90% of the variable account, plus 100% of the guaranteed account, less any surrender charges that would be applicable on the effective date of the loan, less loan interest to the annual date. Outstanding loans reduce the amount available for new loans. Loans will be processed as of the date your notice is received and approved. Loan proceeds generally will be sent to you within seven calendar days. See "When Proceeds Are Paid," page 37, and "Transfers from the Guaranteed Account," page 18.

Interest. Each year Union Central will set the annual loan interest rate. The rate will never be more than the maximum permitted by law, and will not be changed more frequently than once per year. The rate for a policy year may not exceed the greater of (i) the Published Monthly Average for the calendar month ending two months before the annual date at the beginning of the policy year; or (ii) the guaranteed minimum interest rate applicable to the guaranteed account, plus 1.0%. The Published Monthly Average means Moody's Corporate Bond Yield Average - Monthly Average Corporates, as published by Moody's Investor Service, Inc., or any successor to that service; or if the average is no longer published, a substantially similar average, established by regulation issued by the insurance supervisory official of the state in which the policy is delivered.

If the maximum annual loan interest rate for a policy year is at least 0.5% higher than the rate set for the previous policy year, we may increase the rate to no more than that limit. If the maximum limit for a policy year is at least 0.5% lower than the rate set for the previous policy year, we will reduce the rate to at least that limit.

Union Central will notify owners of the initial rate of interest when a loan is made. We will notify the owner at least thirty days in advance of any increase in the annual loan interest rate applicable to any outstanding loan.

Interest is due and payable at the end of each policy year while a loan is outstanding. If interest is not paid when due, the amount of the interest is added to the loan and becomes part of the outstanding loan.

Policy Debt. Outstanding loans (including unpaid interest added to the loan) plus accrued interest not yet due equals the policy debt.

Loan Collateral. When a policy loan is made, an amount sufficient to secure the loan is transferred out of the variable account and the guaranteed account and into the policy's loan account. Thus, a loan will have no immediate effect on the account value, but other policy values, such as the cash surrender value and the death benefit proceeds, will be reduced immediately by the amount transferred to the loan account. This transfer is made against the account value in each subdivision and the guaranteed account in proportion to the account value in each on the effective date of the loan, unless the owner specifies that transfers be made from specific subdivisions. An amount of account value equal to any due and unpaid loan interest which exceeds interest credited to the loan account will also be transferred to the loan account on each annual date. Such interest will be transferred from each subdivision and the guaranteed account in the same proportion that account value in each subdivision and the guaranteed account bears to the total unloaned account value.

The loan account will be credited with interest at an effective annual rate of not less than the annual loan interest rate, less 1.5% during the first ten policy years, and 0.25% thereafter. Thus, the maximum net cost of a loan per year is 1.5% during the first ten policy years, and 0.25% thereafter (the net cost of a loan is the difference between the rate of interest charged on policy loans and the amount credited on the equivalent amount held in the loan account). Union Central will determine the rate of interest to be credited to the loan account in its sole discretion, and the rate may change from time to time.

Loan Repayment; Effect if Not Repaid. You may repay all or part of your policy debt at any time while the insured is living and the policy is in force. Loan repayments must be sent to the home office and will be credited as of the date received. The owner may give us notice that a specific unscheduled premium made while a loan is outstanding is to be applied as a loan repayment. (Loan repayments, unlike unscheduled premiums, are not subject to premium expense charges.) We will apply any planned periodic premiums, and any unscheduled premiums without notice, as premium payments. When a loan repayment is made, account value in the loan account in an amount equivalent to the repayment is transferred from the loan account to the subdivisions and the guaranteed account. Thus, a loan repayment will have no immediate effect on the account value, but other policy values, such as the cash surrender value, will be increased immediately by the amount of the loan repayment. Amounts will be transferred to the subdivisions and the guaranteed account in accordance with the owner's current net premium allocation instructions.

If the death benefit becomes payable while a loan is outstanding, the policy debt will be deducted in calculating the death benefit proceeds.

If on a monthly date the cash value less any policy debt (the cash surrender value) is less than the amount of the monthly deduction due for the following policy month, the policy will be in default. You, and any assignee of record, will be sent notice of the default. You will have a 61-day grace period to submit a sufficient payment to avoid termination of coverage under the policy. The notice will specify the amount that must be repaid to prevent termination.

Effect of Policy Loan. A loan, whether or not repaid, will have a permanent effect on the death benefit and policy values because the investment results of the subaccounts of the separate account and current interest rates credited on account value in the guaranteed account will apply only to the non-loaned portion of the account value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts or credited interest rates for the guaranteed account while the loan is outstanding, the effect could be favorable or unfavorable.
Loans may increase the potential for lapse if investment results of the subaccounts are less than anticipated. Also, loans could, particularly if not repaid, make it more likely than otherwise for a policy to terminate. Please consult your tax adviser concerning the tax treatment of policy loans, and the adverse tax consequences if a policy lapses with loans outstanding. In addition, if your policy is a modified endowment contract, loans may be currently taxable and subject to a 10% penalty tax.

Surrendering the Policy for Cash Surrender Value

You may surrender your policy at any time for its cash surrender value by submitting notice to the home office. Union Central may require return of the policy. A surrender charge may apply. See "Surrender Charge," page 21. A surrender request will be processed as of the date your notice and all required documents are received. Payment will generally be made within seven calendar days. See "When Proceeds are Paid," page 37, and "Transfers from the Guaranteed Account," page 18. The cash surrender value may be taken in one lump sum or it may be applied to a payment option acceptable to you and to us. See "Payment Options," shown below. Your policy will terminate and cease to be in force if it is surrendered. It cannot later be reinstated. A surrender may result in adverse tax consequences, and if your policy is a modified endowment contract, may also trigger a 10% penalty tax. See "Tax Considerations," page 40.

Partial Cash Surrenders

You may make partial cash surrenders under your policy at any time subject to the conditions below. You must submit notice to the home office. Each partial cash surrender must be at least $500. The partial surrender amount may not exceed the cash surrender value. There is no fee or charge imposed on a partial cash surrender. As of the date Union Central receives notice of a partial cash surrender request, the cash value will be reduced by the partial cash surrender amount.

Unless the owner requests that a partial cash surrender be deducted from specified subdivisions, the partial cash surrender amount will be deducted from your account value in the subdivisions and in the guaranteed account pro-rata in proportion to the account value in each.

If death benefit Option A is in effect, Union Central will reduce the specified amount by the partial cash surrender amount. Union Central may reject a partial cash surrender request if the partial cash surrender would reduce the specified amount below $50,000, or if the partial cash surrender would cause the policy to fail to qualify as a life insurance contract under applicable tax laws, as interpreted by Union Central.

Partial cash surrender requests will be processed as of the date notice is received by us, and generally will be paid within seven calendar days. See "When Proceeds Are Paid," page 37, and
"Transfers from the Guaranteed Account," page 18.

A partial cash surrender may result in adverse tax consequences, and if your policy is a modified endowment contract, may also trigger a 10% penalty tax. See "Tax Considerations," page 40.

Maturity Benefit

The maturity date is the insured's age 100. If the policy is still in force on the maturity date, the maturity benefit will be paid to you. The maturity benefit is equal to the cash surrender value on the maturity date. The maturity date can be extended. See "Maturity Extension Endorsement," page 39.

Payment Options

Surrender proceeds and death benefit proceeds under the policy are generally payable in a lump sum. We may offer alternative payment options. Owners or beneficiaries should contact Union Central or their Union Central agent for information regarding payment options that may be available at the time of payment.

    ILLUSTRATIONS OF ACCOUNT VALUES, CASH SURRENDER VALUES,
        DEATH BENEFITS AND ACCUMULATED PREMIUM PAYMENTS
--------------------------------------------------------------

We prepared the following tables to illustrate hypothetically how certain values under a policy may change with investment performance over an extended period of time. The tables illustrate how account values, cash surrender values and death benefits under a policy covering an insured of a given age on the issue date, would vary over time if planned periodic premiums were paid annually and the return on the assets in each of the portfolios were an assumed uniform gross annual rate of 0%, 6% and 12%. The values would be different from those shown if the returns averaged 0%, 6% or 12% but fluctuated over and under those averages throughout the years shown. The tables also show planned periodic premiums accumulated at 5% interest compounded annually. THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. Actual rates of return for a particular policy may be more or less than the hypothetical investment rates of return and will depend on a number of factors, including the investment allocations made by an owner and prevailing rates. These illustrations assume that net premiums are allocated equally among the subdivisions available under the policy, and that no amounts are allocated to the guaranteed account.

The illustrations reflect the fact that the net investment return on the assets held in the subaccounts is lower than the gross after-tax return of the selected portfolios. The tables assume an average annual expense ratio of 0.768% of the average daily net assets of the portfolios available under the policies. This average annual expense ratio is based on a simple arithmetic average of the actual expense ratios of each of the portfolios for the last fiscal year. For information on the portfolios' expenses, see the prospectuses for the portfolios accompanying this Prospectus.

In addition, the illustrations reflect the daily charge to the separate account for assuming mortality and expense risks, which is equal on an annual basis to 0.75% during the first ten policy years, and 0.25% thereafter. After deduction of portfolio expenses and the mortality and expense risk charge, the illustrated gross annual investment rates of return of 0%, 6% and 12% would correspond to approximate net annual rates of - 1.507%, 4.403%, and 10.313%, respectively, during the first ten policy years, and -1.013%, 4.926%, and 10.866%, respectively, thereafter.

The illustrations also reflect the deduction of the applicable premium expense charge, and the monthly deduction, including the monthly cost of insurance charge for the hypothetical insured. Union Central's current cost of insurance charges, and the higher guaranteed maximum cost of insurance charges that Union Central has the contractual right to charge, are reflected in separate illustrations on each of the following pages. All the illustrations reflect the fact that no charges for federal or state income taxes are currently made against the separate account and assume no policy debt or charges for supplemental and/or rider benefits.

The illustrations are based on Union Central's sex distinct preferred rates. Upon request, owner(s) will be furnished with a comparable illustration based upon the proposed insured's individual circumstances. Such illustrations may assume different hypothetical rates of return than those illustrated in the following tables.


               THE UNION CENTRAL LIFE INSURANCE COMPANY

                  VARIABLE UNIVERSAL LIFE INSURANCE

MALE ISSUE AGE: 40         EXCEL CHOICE         $400,000 SPECIFIED AMOUNT
PREFERRED                                        DEATH BENEFIT OPTION A
VARIABLE INVESTMENT
               $5,000 ANNUAL PREMIUM USING CURRENT CHARGES

                                                                 CASH
                DEATH BENEFIT          ACCOUNT VALUE         SURRENDER VALUE
             --------------------   --------------------  --------------------
    PREMIUMS Assuming Hypothetical  Assuming Hypothetical Assuming Hypothetical
    ACCUM.       Gross Annual           Gross Annual          Gross Annual
     AT 5%   Investment Return of   Investment Return of  Investment Return of
END INTEREST --------------------   --------------------  --------------------
OF   PER     0%     6%      12%     0%      6%     12%    0%      6%     12%
YEAR YEAR   Gross   Gross   Gross   Gross  Gross  Gross   Gross  Gross  Gross
---- ----   -----   -----   -----   -----  -----  -----   -----  -----  -----

1     5250  400000  400000  400000   3849   4105    4361    749    1005   1261
2    10762  400000  400000  400000   7592   8341    9122   4492    5241   6022
3    16551  400000  400000  400000  11231   12717  14327   8131    9617  11227
4    22628  400000  400000  400000  14759   17230  20014  11659   14130  16914
5    29010  400000  400000  400000  18181   21890  26240  15081   18790  23140

6    35710  400000  400000  400000  21500   26707  33063  18710   23917  30273
7    42746  400000  400000  400000  24722   31694  40554  22243   29214  38074
8    50133  400000  400000  400000  27851   36860  48787  25681   34690  46617
9    57889  400000  400000  400000  30885   42214  57841  29025   40354  55981
10   66034  400000  400000  400000  33821   47759  67802  32271   46209  66252

11   74586  400000  400000  400000  36847   53779  79166  35607   52539  77926
12   83565  400000  400000  400000  39778   60045  91742  38848   59116  90813
13   92993  400000  400000  400000  42604   66562 105662  41984   65942 105043
14  102893  400000  400000  400000  45320   73339 121079  45010   73029 120769
15  113287  400000  400000  400000  47914   80381 138160  47914   80381 138160

20  173596  400000  400000  400000  60237  121428 257483  60237  121428 257483
25  250567  400000  400000  560185  68219  171416 459168  68219  171416 459168
30  348804  400000  400000  921164  70188  233337 794107  70188  233337 794107


(1) Assumes that no policy loans have been made.

(2) Current values reflect applicable Premium Expense Charges, current cost of insurance rates, a monthly administrative charge of
$25.00 per month in year 1 and   $5.00 per month thereafter, and a
mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of -
1.507%, 4.403%, and 10.313% respectively, during the first ten policy years, and -1.013%, 4.926%, and 10.866% thereafter.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND
SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE
MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


               THE UNION CENTRAL LIFE INSURANCE COMPANY

                  VARIABLE UNIVERSAL LIFE INSURANCE
                                                                   1.

MALE ISSUE AGE: 40         EXCEL CHOICE         $400,000 SPECIFIED AMOUNT
PREFERRED                                        DEATH BENEFIT OPTION A
VARIABLE INVESTMENT
               $5,000 ANNUAL PREMIUM USING GUARANTEED CHARGES

                                                                 CASH
                DEATH BENEFIT          ACCOUNT VALUE         SURRENDER VALUE
             --------------------   --------------------  --------------------
    PREMIUMS Assuming Hypothetical  Assuming Hypothetical Assuming Hypothetical
    ACCUM.       Gross Annual           Gross Annual          Gross Annual
     AT 5%   Investment Return of   Investment Return of  Investment Return of
END INTEREST --------------------   --------------------  --------------------
OF   PER     0%     6%      12%     0%      6%     12%    0%      6%     12%
YEAR YEAR   Gross   Gross   Gross   Gross  Gross  Gross   Gross  Gross  Gross
---- ----   -----   -----   -----   -----  -----  -----   -----  -----  -----

 1    5250  400000  400000  400000   3410    3648   3887    310     548     787
 2   10762  400000  400000  400000   6885    7578   8300   3785    4478    5200
 3   16551  400000  400000  400000  10246   11619  13107   7146    8519   10007
 4   22628  400000  400000  400000  13485   15767  18339  10385   12667   15239
 5   29010  400000  400000  400000  16605   20028  24044  13505   16928   20944

 6   35710  400000  400000  400000  19593   24394  30258  16803   21604   27468
 7   42746  400000  400000  400000  22445   28865  37032  19965   26385   34552
 8   50133  400000  400000  400000  25157   33441  44423  22987   31271   42253
 9   57889  400000  400000  400000  27723   38122  52493  25863   36262   50633
10   66034  400000  400000  400000  30134   42901  61306  28584   41351   59756

11   74586  400000  400000  400000  32650   48129  71415  31410   46889   70175
12   83565  400000  400000  400000  34994   53485  82528  34064   52555   81598
13   92993  400000  400000  400000  37142   58955  94746  36522   58336   94126
14  102893  400000  400000  400000  39077   64532 108193  38767   64222  107883
15  113287  400000  400000  400000  40768   70196 122998  40767   70196  122998

20  173596  400000  400000  400000  44779   99465 223976  44779   99465  223976
25  250567  400000  400000  483201  37932  128614 396067  37932  128614  396067
30  348804  400000  400000  788694  10905  152888 679909  10905  152888  679909

(1) Assumes that no policy loans have been made.

(2) Guaranteed values reflect applicable Premium Expense Charges, guaranteed cost of insurance rates, a monthly administrative charge of $25.00 per month in year 1 and $10.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of -
1.507%, 4.403%, and 10.313% respectively, during the first ten policy years, and -1.013%, 4.926%, and 10.866% thereafter.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND
SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE
MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE
FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


               THE UNION CENTRAL LIFE INSURANCE COMPANY

                  VARIABLE UNIVERSAL LIFE INSURANCE

MALE ISSUE AGE: 40         EXCEL CHOICE         $400,000 SPECIFIED AMOUNT
PREFERRED                                        DEATH BENEFIT OPTION B
VARIABLE INVESTMENT
               $5,000 ANNUAL PREMIUM USING CURRENT CHARGES

                                                                 CASH
                DEATH BENEFIT          ACCOUNT VALUE         SURRENDER VALUE
             --------------------   --------------------  --------------------
    PREMIUMS Assuming Hypothetical  Assuming Hypothetical Assuming Hypothetical
    ACCUM.       Gross Annual           Gross Annual          Gross Annual
     AT 5%   Investment Return of   Investment Return of  Investment Return of
END INTEREST --------------------   --------------------  --------------------
OF   PER     0%     6%      12%     0%      6%     12%    0%      6%     12%
YEAR YEAR   Gross   Gross   Gross   Gross  Gross  Gross   Gross  Gross  Gross
---- ----   -----   -----   -----   -----  -----  -----   -----  -----  -----

 1    5250  403840  404095  404351   3840    4095   4351    740     995   1251
 2   10762  407565  408311  409089   7565    8311   9089   4465    5211   5989
 3   16551  411176  412654  414255  11176   12654  14255   8076    9554  11155
 4   22628  414666  417119  419883  14666   17119  19883  11566   14019  16783
 5   29010  418039  421714  426023  18039   21714  26023  14939   18614  22923

 6   35710  421296  426444  432726  21296   26444  32726  18506   23654  29936
 7   42746  424446  431322  440058  24446   31322  40058  21966   28842  37578
 8   50133  427487  436352  448083  27487   36352  48083  25317   34182  45913
 9   57889  430422  441541  456870  30422   41541  56870  28562   39681  55010
10   66034  433244  446888  466491  33244   46888  66491  31694   45338  64941

11   74586  436138  452665  477420  36138   52665  77420  34898   51425  76180
12   83565  438918  458640  489447  38918   58640  89447  37989   57710  88517
13   92993  441574  464809  502678  41574   64809 102678  40954   64189 102058
14  102893  444098  471174  517235  44098   71174 117235  43788   70864 116926
15  113287  446475  477727  533246  46475   77727 133246  46475   77727 133246

20  173596  457480  515179  643063  57480  115179 243063  57480  115179 243063
25  250567  463161  557291  820635  63161  157291 420635  63161  157291 420635
30  348804  461480  602712 1108751  61480  202712 708751  61480  202712 708751


(1) Assumes that no policy loans have been made.

(2) Current values reflect applicable Premium Expense Charges, current cost of insurance rates, a monthly administrative charge of
$25.00 per month in year 1 and   $5.00 per month thereafter, and a
mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of -
1.507%, 4.403%, and 10.313% respectively, during the first ten policy years, and -1.013%, 4.926%, and 10.866% thereafter.



THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND
SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER
OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF
THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


               THE UNION CENTRAL LIFE INSURANCE COMPANY

                  VARIABLE UNIVERSAL LIFE INSURANCE

MALE ISSUE AGE: 40         EXCEL CHOICE         $400,000 SPECIFIED AMOUNT
PREFERRED                                        DEATH BENEFIT OPTION B
VARIABLE INVESTMENT
               $5,000 ANNUAL PREMIUM USING GUARANTEED CHARGES

                                                                 CASH
                DEATH BENEFIT          ACCOUNT VALUE         SURRENDER VALUE
             --------------------   --------------------  --------------------
    PREMIUMS Assuming Hypothetical  Assuming Hypothetical Assuming Hypothetical
    ACCUM.       Gross Annual           Gross Annual          Gross Annual
     AT 5%   Investment Return of   Investment Return of  Investment Return of
END INTEREST --------------------   --------------------  --------------------
OF   PER     0%     6%      12%     0%      6%     12%    0%      6%     12%
YEAR YEAR   Gross   Gross   Gross   Gross  Gross  Gross   Gross  Gross  Gross
---- ----   -----   -----   -----   -----  -----  -----   -----  -----  -----

 1    5250  403401  403638  403876   3401    3638   3876    301     538    776
 2   10762  406857  407547  408267   6857    7547   8267   3757    4447   5167
 3   16551  410190  411555  413034  10190   11555  13034   7090    8455   9934
 4   22628  413390  415653  418204  13390   15653  18204  10290   12553  15104
 5   29010  416458  419845  423819  16458   19845  23819  13358   16745  20719

 6   35710  419381  424120  429907  19381   24120  29907  16591   21330  27117
 7   42746  422153  428473  436510  22153   28473  36510  19673   25993  34030
 8   50133  424768  432899  443671  24768   32899  43671  22598   30729  41501
 9   57889  427221  437393  451440  27221   37393  51440  25361   35533  49580
10   66034  429498  441941  459863  29498   41941  59863  27948   40391  58313

11   74586  431856  446881  469460  31856   46881  69460  30616   45641  68220
12   83565  434014  451883  479913  34014   51883  79913  33085   50954  78983
13   92993  435948  456923  491287  35948   56923  91287  35328   56303  90667
14  102893  437635  461976  503654  37635   61976 103654  37325   61666 103345
15  113287  439042  467007  517087  39042   67007 117087  39042   67007 117087

20  173596  440981  490700  603549  40981   90700  203549  40981  90700 203549
25  250567  430886  507152  732726  30886  107152  332726  30886 107152 332726
30  348804  400588  504303  921908    588  104303  521908    588 104303 521908

(1) Assumes that no policy loans have been made.

(2) Guaranteed values reflect applicable Premium Expense Charges, guaranteed cost of insurance rates, a monthly administrative charge of $25.00 per month in year 1 and $10.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of -
1.507%, 4.403%, and 10.313% respectively, during the first ten policy years, and -1.013%, 4.926%, and 10.866% thereafter.



THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND
SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER
OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF
THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


               THE UNION CENTRAL LIFE INSURANCE COMPANY

                  VARIABLE UNIVERSAL LIFE INSURANCE

MALE ISSUE AGE: 50         EXCEL CHOICE         $250,000 SPECIFIED AMOUNT
PREFERRED                                        DEATH BENEFIT OPTION A
VARIABLE INVESTMENT
               $5,300 ANNUAL PREMIUM USING CURRENT CHARGES

                                                                 CASH
                DEATH BENEFIT          ACCOUNT VALUE         SURRENDER VALUE
             --------------------   --------------------  --------------------
    PREMIUMS Assuming Hypothetical  Assuming Hypothetical Assuming Hypothetical
    ACCUM.       Gross Annual           Gross Annual          Gross Annual
     AT 5%   Investment Return of   Investment Return of  Investment Return of
END INTEREST --------------------   --------------------  --------------------
OF   PER     0%     6%      12%     0%      6%     12%    0%      6%     12%
YEAR YEAR   Gross   Gross   Gross   Gross  Gross  Gross   Gross  Gross  Gross
---- ----   -----   -----   -----   -----  -----  -----   -----  -----  -----

 1    5565  250000  250000  250000   3990    4258    4527   1237   1505   1774
 2   11408  250000  250000  250000   7869    8653    9471   5116   5900   6718
 3   17544  250000  250000  250000  11628   13182   14866   8875  10429  12113
 4   23986  250000  250000  250000  15268   17850   20761  12515  15097  18008
 5   30750  250000  250000  250000  18783   22658   27206  16030  19905  24453
 6   37853  250000  250000  250000  22172   27612   34261  19695  25135  31783
 7   45310  250000  250000  250000  25444   32729   42002  23242  30526  39800
 8   53141  250000  250000  250000  28614   38031   50524  26687  36104  48597
 9   61363  250000  250000  250000  31693   43540   59925  30041  41888  58273
10   69996  250000  250000  250000  34686   49274   70312  33310  47897  68936

11   79061  250000  250000  250000  37791   55528   82216  36690  54427  81115
12   88579  250000  250000  250000  40830   62085   95463  40004  61259  94637
13   98573  250000  250000  250000  43796   68958  110212  43246  68408 109661
14  109066  250000  250000  250000  46686   76164  126645  46410  75889 126369
15  120085  250000  250000  250000  49499   83727  144971  49499  83727 144971

20  184012  250000  250000  316992  61133  126771  273269  61133 126771 273269
25  265601  250000  250000  522487  67948  181767  488306  67948 181767 488306
30  369732  250000  267632  888850  62008  254888  846524  62008 254888 846524



(1) Assumes that no policy loans have been made.

(2) Current values reflect applicable Premium Expense Charges, current cost of insurance rates, a monthly administrative charge of $25.00 per month in year 1 and $5.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of -
1.507%, 4.403%, and 10.313% respectively, during the first ten policy years, and -1.013%, 4.926%, and 10.866% thereafter.



THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY
OR THE PORTFOLIOS THAT THESE HYPOTHETICAL RATES OF RETURN
CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD
OF TIME.


PAGE>

               THE UNION CENTRAL LIFE INSURANCE COMPANY

                  VARIABLE UNIVERSAL LIFE INSURANCE

MALE ISSUE AGE: 50         EXCEL CHOICE         $250,000 SPECIFIED AMOUNT
PREFERRED                                        DEATH BENEFIT OPTION A
VARIABLE INVESTMENT
               $5,300 ANNUAL PREMIUM USING GUARANTEED CHARGES

                                                                 CASH
                DEATH BENEFIT          ACCOUNT VALUE         SURRENDER VALUE
             --------------------   --------------------  --------------------
    PREMIUMS Assuming Hypothetical  Assuming Hypothetical Assuming Hypothetical
    ACCUM.       Gross Annual           Gross Annual          Gross Annual
     AT 5%   Investment Return of   Investment Return of  Investment Return of
END INTEREST --------------------   --------------------  --------------------
OF   PER     0%     6%      12%     0%      6%     12%    0%      6%     12%
YEAR YEAR   Gross   Gross   Gross   Gross  Gross  Gross   Gross  Gross  Gross
---- ----   -----   -----   -----   -----  -----  -----   -----  -----  -----


 1    5565  250000  250000  250000   3388   3633    3879    635    880    1126
 2   11408  250000  250000  250000   6813   7520    8258   4060   4767    5505
 3   17544  250000  250000  250000  10085  11476   12986   7332   8723   10233
 4   23986  250000  250000  250000  13191  15492   18092  10438  12739   15339
 5   30750  250000  250000  250000  16118  19557   23603  13365  16804   20850

 6   37853  250000  250000  250000  18853  23661   29554  16375  21183   27076
 7   45310  250000  250000  250000  21384  27793   35985  19182  25591   33782
 8   53141  250000  250000  250000  23706  31953   42950  21779  30026   41023
 9   61363  250000  250000  250000  25807  36131   50509  24155  34480   48857
10   69996  250000  250000  250000  27665  40312   58718  26289  38936   57342

11   79061  250000  250000  250000  29521  44823   68115  28419  43722   67014
12   88579  250000  250000  250000  31096  49345   78422  30270  48519   77596
13   98573  250000  250000  250000  32354  53854   89750  31804  53304   89200
14  109066  250000  250000  250000  33253  58322  102229  32978  58047  101954
15  120085  250000  250000  250000  33743  62717  116019  33743  62717  116019

20  184012  250000  250000  250000  28421  82770  213535  28421  82770  213535
25  265601  250000  250000  410090   1323  95179  383262   1323  95179  383262
30  369732       0  250000  697774      0  85569  664547      0  85569  664547

(1) Assumes that no policy loans have been made.

(2) Guaranteed values reflect applicable Premium Expense Charges, guaranteed cost of insurance rates, a monthly administrative charge of $25.00 per month in year 1 and $10.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of -
1.507%, 4.403%, and 10.313% respectively, during the first ten policy years, and -1.013%, 4.926%, and 10.866% thereafter.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND
ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD
NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT
RATES OF RETURN.  ACTUAL RATES OF RETURN MAY BE MORE OR LESS
THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS
INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


               THE UNION CENTRAL LIFE INSURANCE COMPANY

                  VARIABLE UNIVERSAL LIFE INSURANCE

MALE ISSUE AGE: 50         EXCEL CHOICE         $250,000 SPECIFIED AMOUNT
PREFERRED                                        DEATH BENEFIT OPTION B
VARIABLE INVESTMENT
               $5,300 ANNUAL PREMIUM USING CURRENT CHARGES

                                                                 CASH
                DEATH BENEFIT          ACCOUNT VALUE         SURRENDER VALUE
             --------------------   --------------------  --------------------
    PREMIUMS Assuming Hypothetical  Assuming Hypothetical Assuming Hypothetical
    ACCUM.       Gross Annual           Gross Annual          Gross Annual
     AT 5%   Investment Return of   Investment Return of  Investment Return of
END INTEREST --------------------   --------------------  --------------------
OF   PER     0%     6%      12%     0%      6%     12%    0%      6%     12%
YEAR YEAR   Gross   Gross   Gross   Gross  Gross  Gross   Gross  Gross  Gross
---- ----   -----   -----   -----   -----  -----  -----   -----  -----  -----
 1    5565  253972  254239  254507   3972    4239   4507   1219    1486   1754
 2   11408  257815  258594  259406   7815    8594   9406   5062    5841   6653
 3   17544  261520  263057  264724  11520   13057  14724   8767   10304  11971
 4   23986  265083  267629  270499  15083   17629  20499  12330   14876  17746
 5   30750  268498  272304  276770  18498   22304  26770  15745   19551  24017

 6   37853  271762  277082  283580  21762   27082  33580  19284   24604  31103
 7   45310  274880  281971  290992  24880   31971  40992  22678   29769  38790
 8   53141  277871  286992  299081  27871   36992  49081  25944   35065  47154
 9   61363  280743  292159  307927  30743   42159  57927  29091   40507  56276
10   69996  283503  297482  317613  33503   47482  67613  32127   46106  66237

11   79061  286340  303240  328623  36340   53240  78623  35239   52139  77521
12   88579  289080  309211  340755  39080   59211  90755  38254   58385  89930
13   98573  291714  315396  354124  41714  65396  104124  41163   64846 103574
14  109066  294234  321796  368854  44234  71796  118854  43959   71521 118579
15  120085  296641  328422  385091  46641  78422  135091  46641   78422 135091

20  184012  305255  363362  493104  55255 113362  243104  55255  113362 243104
25  265601  306920  400332  665496  56920 150332  415496  56920  150332 415496
30  369732  291288  427678  931900  41288 177678  681900  41288  177678 681900


(1) Assumes that no policy loans have been made.
(2) Current values reflect applicable Premium Expense Charges, current cost of insurance rates, a monthly administrative charge of $25.00 per month in year 1 and $5.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of -
1.507%, 4.403%, and 10.313% respectively, during the first ten policy years, and -1.013%, 4.926%, and 10.866% thereafter.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND
ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD
NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT
RATES OF RETURN.  ACTUAL RATES OF RETURN MAY BE MORE OR LESS
THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS
INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND PREVAILING RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


               THE UNION CENTRAL LIFE INSURANCE COMPANY

                  VARIABLE UNIVERSAL LIFE INSURANCE

MALE ISSUE AGE: 50         EXCEL CHOICE         $250,000 SPECIFIED AMOUNT
PREFERRED                                        DEATH BENEFIT OPTION B
VARIABLE INVESTMENT
               $5,300 ANNUAL PREMIUM USING GUARANTEED CHARGES

                                                                 CASH
                DEATH BENEFIT          ACCOUNT VALUE         SURRENDER VALUE
             --------------------   --------------------  --------------------
    PREMIUMS Assuming Hypothetical  Assuming Hypothetical Assuming Hypothetical
    ACCUM.       Gross Annual           Gross Annual          Gross Annual
     AT 5%   Investment Return of   Investment Return of  Investment Return of
END INTEREST --------------------   --------------------  --------------------
OF   PER     0%     6%      12%     0%      6%     12%    0%      6%     12%
YEAR YEAR   Gross   Gross   Gross   Gross  Gross  Gross   Gross  Gross  Gross
---- ----   -----   -----   -----   -----  -----  -----   -----  -----  -----


 1    5565  253367  253611  253856   3367   3611    3856    614    858    1103
 2   11408  256753  257453  258184   6753   7453    8184   4000   4700    5431
 3   17544  259961  261334  262824   9961  11334   12824   7208   8581   10071
 4   23986  262979  265239  267791  12979  15239   17791  10226  12486   15038
 5   30750  265788  269147  273096  15788  19147   23096  13035  16394   20343

 6   37853  268373  273039  278756  18373  23039   28756  15895  20562   26278
 7   45310  270717  276895  284784  20717  26895   34784  18515  24693   32582
 8   53141  272812  280700  291207  22812  30700   41207  20885  28773   39280
 9   61363  274643  284433  298046  24643  34433   48046  22991  32781   46394
10   69996  276185  288060  305311  26185  38060   55311  24809  36683   53935

11   79061  277661  291872  313457  27661  41872   63457  26560  40771   62355
12   88579  278797  295536  322141  28797  45536   72141  27971  44711   71315
13   98573  279549  298997  331374  29549  48997   81374  28998  48447   80824
14  109066  279868  302191  341159  29868  52191   91159  29593  51916   90884
15  120085  279704  305045  351497  29704  55045  101497  29704  55045  101497

20  184012  270114  311790  411825  20114  61790  161825  20114  61790  161825
25  265601       0  295519  484496      0  45519  234496      0  45519  234496
30  369732       0       0  557723      0      0  307723      0      0  307723


(1) Assumes that no policy loans have been made.

(2) Guaranteed values reflect applicable Premium Expense Charges, guaranteed cost of insurance rates, a monthly administrative charge of $25.00 per month in year 1 and $10.00 per month thereafter, and a mortality and expense risk charge of 0.75% of assets during the first ten policy years, and 0.25% thereafter.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.

(4) Assumes that the planned periodic premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

(5) The illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of -
1.507%, 4.403%, and 10.313% respectively, during the first ten policy years, and -1.013%, 4.926%, and 10.866% thereafter.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND
ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD
NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT
RATES OF RETURN.  ACTUAL RATES OF RETURN MAY BE MORE OR LESS
THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING
THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND PREVAILING
RATES. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE PORTFOLIOS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

            OTHER POLICY BENEFITS AND PROVISIONS

Limits on Rights to Contest the Policy

Incontestability. Subject to state regulation, Union Central will not contest the policy, or any supplemental and/or rider benefits (except accidental death and/or disability benefits), after the policy or rider has been in force during the insured's lifetime for two years from the issue date or the effective date of the rider, unless fraud is involved. Any increase in the specified amount will be incontestable with respect to statements made in the evidence of insurability for that increase after the increase has been in force during the life of the insured for two years after the effective date of the increase.

Suicide Exclusion. Subject to state regulation, if the insured dies by suicide within two years after the issue date, we will not pay a death benefit. The policy will be terminated, and we will return the premium payments made before death, less any policy debt and any partial cash surrenders. If the insured dies by suicide within two years after an increase in specified amount that is subject to evidence of insurability, we will not pay any death benefit attributable to the increase. In such case, prior to calculating the death benefit, Union Central will restore to the cash value the sum of the monthly cost of insurance charges made for that increase.

Changes in the Policy or Benefits

Misstatement of Age or Sex. If the insured's age or sex has been misstated in the application for the policy or in any application for supplemental and/or rider benefits:

   if the misstatement becomes known after the death of the insured, then the death benefit under the policy or such supplemental and/or rider benefits will be adjusted to the correct amount (reflecting the correct age or sex) for the monthly deduction made for the month in which death occurred;

   if the misstatement becomes known during the lifetime of the insured, policy values will be adjusted to those based on the correct monthly deductions (reflecting the correct age or sex) since the policy date. If the policy's values are insufficient to cover the monthly deduction on the prior monthly date, the grace period will be deemed to have begun on such date, and notification will be sent to the owner at least 61 days prior to the end of the grace period.

Other Changes. At any time Union Central may make such changes in the policy as are necessary to assure compliance at all times with the definition of life insurance prescribed by the Internal Revenue Code or to make the policy conform with any law or regulation issued by any government agency to which it is subject.

When Proceeds Are Paid

Union Central will ordinarily pay any death benefit proceeds, loan proceeds, partial cash surrender proceeds, or full surrender proceeds within seven calendar days after receipt at the home office of all the documents required for such a payment. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the date of receipt of required documents. However, Union Central may delay making a payment or processing a transfer request if
(1) the New York Stock Exchange is closed for other than a regular holiday or weekend, trading on the New York Stock Exchange is restricted by the SEC, or the SEC declares that an emergency exists as a result of which the disposal or valuation of separate account assets is not reasonably practicable; or (2) the SEC by order permits postponement of payment to protect Union Central's policy owners. See also "Payment Deferral from the Guaranteed Account," page 18.

Reports to Policy Owners

Each year you will be sent a report at your last known address showing, as of the end of the current report period: account value; cash value; death benefit; amount of interest credited to the guaranteed account; change in value of the variable account; premiums paid since the last report; loans; partial cash surrenders; expense charges; and cost of insurance charges since the prior report; and any other information required by law.
You will also be sent an annual and a semi-annual report for each portfolio underlying a subdivision to which you have allocated account value, including a list of the securities held in each portfolio, as required by the 1940 Act. In addition, when you pay premium payments, or if you take out a loan, transfer amounts or make partial cash surrenders, you will receive a written confirmation of these transactions.

Assignment

The policy may be assigned in accordance with its terms. In order for any assignment to be binding upon Union Central, it must be in writing and filed at the home office. Once Union Central has received a signed copy of the assignment, the owner's rights and the interest of any beneficiary (or any other person) will be subject to the assignment. Union Central assumes no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any policy debt.

Reinstatement

The policy may be reinstated within five years after lapse and before the maturity date, subject to compliance with certain conditions, including the payment of a necessary premium payment and submission of satisfactory evidence of insurability. See your policy for further information.

Supplemental and/or Rider Benefits

The following supplemental and/or rider benefits may be available and added to your policy. Any monthly charges for these benefits and/or riders will be deducted from your account value as part of the monthly deduction (see page 19). The supplemental and/or rider benefits available with the policies provide fixed benefits that do not vary with the investment experience of the separate account.

   Term Insurance Rider for Other Insured Persons. Provides a death benefit amount payable on the death of other insured persons specified. The other insured death benefit amount may be changed, subject to certain conditions. In addition, the rider coverage may be converted to a new policy on the other insured, subject to certain conditions.

   Scheduled Increase Option Rider for the Insured. Provides for automatic increases in the specified amount on each annual date, subject to the terms of the rider; the amount of the increase is specified in the rider. The rate class applicable to the scheduled increases will be the rate class of the insured on the issue date of the rider. There is no cost for this rider.

   Guaranteed Death Benefit Rider (No-Lapse Rider in Maryland). Provides that the policy will remain in force and will not lapse before the expiration date of the rider shown on the schedule page of your contract, provided that the sum of premium payments to date, less any partial cash surrenders and any policy debt, equals or exceeds the minimum monthly premium for the rider times the number of policy months since the policy date. The rider extends the minimum guaranteed period under your policy from three years to thirty years or until you are 65 years old, whichever occurs earlier. This rider terminates on any monthly date when the sum of premium payments, less any partial cash surrenders and any policy debt, is less than the minimum monthly premium for the rider multiplied by the number of policy months since the policy date. Once terminated, this rider will not be reinstated. This rider is not available for all ages and rate classes, in all states, or under certain circumstances where the Term Insurance Rider for Other Insured Persons is also added to the policy.

   Cost of Living Rider for the Insured. Provides for automatic increases in the specified amount on each annual date, subject to the terms of the rider; the amount of the increase will be based on increases in the Consumer Price Index, as specified in the rider. The rate class applicable to the cost of living increases will be the rate class of the insured on the issue date of the rider. There is no cost for this rider.

   Guaranteed Insurability Option Rider. Provides the right to increase the specified amount on each option date by the benefit amount shown in the rider. No evidence of insurability will be required. Option dates are the annual dates nearest the insured's 25th, 28th, 31st, 34th, 37th, and 40th birthdays. Option dates may be advanced in the event of the insured's marriage or adoption of a child.

   Accidental Death Benefit Rider. Provides an additional death benefit payable if the insured's death results from certain accidental causes. There is no cash value for this benefit.

   Total Disability Benefit Rider - Waiver of Monthly Deduction.
   Provides for waiver of the monthly deduction during the total disability of the insured.

   Total Disability Benefit Rider - Policy Continuation to Maturity Date Not Guaranteed. Provides for the crediting to the policy as premium payments the monthly total disability benefit set forth in the rider during the total disability of the insured.

   Children's Insurance Rider. Provides a death benefit payable on the death of a child of the insured. More than one child can be covered. There is no cash value for this benefit.

   Insurance Exchange Rider. Provides the right to exchange the policy for a new policy on the life of a substitute insured. Exercise of the right is subject to satisfactory evidence of insurability of the substitute insured, and may result in a cost or credit to the owner. The new policy can be any adjustable life insurance policy issued by Union Central at the time the exchange privilege is exercised. The policy date for the new policy will generally be the same as the policy date of the exchanged policy; the issue date for the new policy will be the date of exchange. The initial cash value under the new policy will be the same as the cash value of the policy on the date of the exchange. There is no cost for this rider, and there are no charges or other fees imposed under the policy or the new policy at the time of the exchange. For purposes of calculating any surrender charges subsequently imposed on the policy acquired by exchange, we will take into account the number of policy years that this policy, and the policy acquired by exchange, have been in force. Exercise of this rider will result in a taxable exchange.

   Accelerated Benefits Rider. Provides for an accelerated payment of up to 50% of the policy's death benefit (up to a maximum benefit of $500,000). This advance payment of the death benefit will be available if you are diagnosed as terminally ill, as defined in the rider. Certain charges will apply. Payment will be subject to evidence satisfactory to Union Central. You should consult your tax adviser before you request accelerated payment.

   Maturity Extension Endorsement. Provides the right, within two years of the maturity date defined in your policy, to extend the maturity date to either the date of the insured's death or the date you request full surrender of the policy, whichever occurs first. If you exercise this extension option, the following will occur: all other riders attached to your policy will terminate on the original maturity date; after the maturity date has been extended, the account value will continue to vary based on investment experience and we will continue to charge interest on policy loans, but we will no longer accept new premium payments or deduct charges for cost of insurance or monthly expenses. There is no cost for this endorsement. The tax consequences associated with continuing the policy beyond age 100 are unclear. A tax adviser should be consulted.

Additional rules and limits apply to these supplemental and/or rider benefits. Not all such benefits may be available at any time and in any given state, and supplemental and/or rider benefits in addition to those listed above may be made available. Please ask your Union Central agent for further information, or contact the home office.

Addition, Deletion or Substitution of Investments

Union Central reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the separate account or that the separate account may purchase. If the shares of a portfolio are no longer available for investment or if in Union Central's judgment further investment in any portfolio should become inappropriate in view of the purposes of the separate account, Union Central may redeem the shares, if any, of that portfolio and substitute shares of another registered open-end management company or unit investment trust without owner consent. The substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premium payments, or both. Union Central will not substitute any shares attributable to a policy's interest in the separate account without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. Union Central may close subaccounts to allocations of premium payments or account value, or both, at any time in its sole discretion.

Union Central also reserves the right to establish additional subaccounts of the separate account, each of which would invest in shares corresponding to a new portfolio or in shares of another investment company having a specific investment objective. Subject to applicable law and any required SEC approval, Union Central may in its sole discretion establish new subaccounts or eliminate one or more subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new subaccount may be made available to existing owner(s) on a basis to be determined by Union Central.

If any of these substitutions or changes are made, Union Central may by appropriate endorsement change the policy to reflect the substitution or other change. If Union Central deems it to be in the best interests of owner(s), and subject to any approvals that may be required under applicable law, the separate account may be operated as a management company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other Union Central separate accounts. Union Central reserves the right to make any changes to the separate account required by the 1940 Act or other applicable law or regulation.

Voting Rights

Union Central is the legal owner of shares held by the subaccounts and as such has the right to vote on all matters submitted to shareholders of the portfolios. However, as required by law, Union Central will vote shares held in the subaccounts at regular and special meetings of shareholders of the portfolios in accordance with instructions received from owners with account value in the subdivisions. Should the applicable federal securities laws, regulations or interpretations thereof change, Union Central may be permitted to vote shares of the portfolios in its own right, and if so, Union Central may elect to do so.

To obtain voting instructions from owners, before a meeting owners will be sent voting instruction material, a voting instruction form and any other related material. The number of shares held by each subaccount for which an owner may give voting instructions is currently determined by dividing the portion of the owner's account value in the subdivision corresponding to the subaccount by the net asset value of one share of the applicable portfolio. Fractional votes will be counted. The number of votes for which an owner may give instructions will be determined as of the date coincident with the date established by the fund for determining shareholders eligible to vote at the relevant meeting of the fund. Shares held by a subaccount for which no timely instructions are received will be voted by Union Central in the same proportion as those shares for which voting instructions are received.

Union Central may, if required by state insurance officials, disregard owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the portfolios, or to approve or disapprove an investment advisory agreement. In addition, Union Central may under certain circumstances disregard voting instructions that would require changes in the investment advisory agreement or investment adviser of one or more of the portfolios, provided that Union Central reasonably disapproves of such changes in accordance with applicable federal regulations. If Union Central ever disregards voting instructions, owners will be advised of that action and of the reasons for such action in the next semiannual report. Finally, Union Central reserves the right to modify the manner in which the weight to be given to pass-through voting instructions is calculated when such a change is necessary to comply with current federal regulations or the current interpretation thereof.

Participating

The policy is issued on a participating basis, and as such is eligible to share in Union Central's profits and surplus to the extent determined by our Board of Directors in its sole discretion. Union Central does not currently anticipate that the policies will participate in profits or surplus in the foreseeable future.

State Variations

Certain policy features, including the "free look," incontestability, and suicide provisions, are subject to state variation. The owner should read his or her policy carefully to determine whether any variations apply in the state in which the policy is issued.


                    TAX CONSIDERATIONS
---------------------------------------------------------------

Introduction

The following summary provides a general description of the Federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a policy issued on a standard basis should satisfy the applicable requirements. There is less guidance, however, with respect to a policy issued on a substandard basis (i.e., a premium class with extra rating involving higher than standard mortality risk) and it is not clear whether such a policy will in all cases satisfy the applicable requirements. If it is sub-sequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to modify the policy as necessary in order to do so.

In certain circumstances, owners of variable life insurance policies have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to variable account assets. There is little guidance in this area, and some features of the policy, such as the flexibility of the owner to allocate premium payments and account value, have not been explicitly addressed in published rulings. While we believe that the policy does not give the owner investment control over variable account assets, we reserve the right to modify the policy as necessary to prevent the owner from being treated as the owner of the variable account assets supporting the policy.

In addition, the Code requires that the investments of the subaccounts be "adequately diversified" in order for the policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the subaccounts, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a policy should be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each owner or beneficiary. A tax adviser should be consulted on these consequences.

Generally, the owner of a policy will not be deemed to be in constructive receipt of the account value until there is a distribution. When distributions from a policy occur, or when loans are taken out from or secured by a policy, the tax consequences depend on whether the policy is classified as a "Modified Endowment Contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the policy as to premium payments and benefits, the individual circumstances of each policy will determine whether it is classified as a Modified Endowment Contract. The rules are too complex to be summarized here, but generally depend on the amount of premium payments made during the first seven policy years. Certain changes in a policy after it is issued could also cause it to be classified as a Modified Endowment Contract. A current or prospective owner should consult with a competent adviser to determine whether a policy transaction will cause the policy to be classified as a Modified Endowment Contract.

Distributions Other Than Death Benefits from Modified Endowment
Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

(1) All distributions other than death benefits from a Modified Endowment Contract, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the owner's investment in the policy only after all gain has been distributed.

(2) Loans taken from or secured by a policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

(3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the owner has attained age 59-1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of the owner and the owner's beneficiary or designated beneficiary.

If a policy becomes a modified endowment contract, distributions that occur during the policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a policy that is not classified as a modified endowment contract are generally treated first as a recovery of the owner's investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance contract for Federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a policy that is not a Modified
Endowment Contract are generally not treated as distributions.
The tax consequences associated with loans taken out after the first 10 policy years are less clear and a tax adviser should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the policy is generally your aggregate premiums. When a distribution is taken from the policy, your investment in the policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a policy loan will not be deductible. Before taking out a policy loan, you should consult a tax adviser as to the tax consequences.

Multiple Policies. All Modified Endowment Contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.

Business Uses of the Policy.   Businesses can use the policy in
various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax adviser.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the policy.

Possible Charges for Union Central's Taxes

At the present time, Union Central makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the subaccounts or to the policies. We reserve the right to charge the subaccounts for any future taxes or economic burden we may incur.


    OTHER INFORMATION ABOUT THE POLICIES AND UNION CENTRAL
---------------------------------------------------------------
Sale of the Policies

The policies will be offered to the public on a continuous basis, but we reserve the right to discontinue the offering. Applications for policies are solicited by agents who are licensed by applicable state insurance authorities and appointed by us to sell our variable life contracts and who are also registered representatives of Carillon Investments, Inc. ("Carillon Investments") or of a broker-dealer that has entered into a selling agreement with Carillon Investments. The address of Carillon Investments, one of our wholly-owned subsidiaries,
is 1876 Waycross Road, Cincinnati, Ohio  45240.   Carillon
Investments is an Ohio corporation, formed on November 9, 1983, and qualified to do business in all fifty states. Carillon Investments is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

Carillon Investments acts as the principal underwriter (as defined in the 1940 Act) for the separate account, pursuant to an underwriting agreement between Union Central and Carillon Investments. Carillon Investments is not obligated to sell any specific number of policies. Selling agents may be paid a maximum of 50% of planned periodic premiums paid up to an amount equal to one "target premium," plus 2% of any other first-year premiums. A "target premium" is an amount of premium based on the insured's age at issue, sex, rate class, specified amount, and supplemental and/or rider benefits. Selling agents may also receive service fees in policy years after the first, additional compensation based on persistency or other policy-related factors, as well as non-cash compensation. We may also compensate sales managers.

Carillon Investments will receive the 12b-1 fees assessed against shares of the Templeton International Securities Fund
Class 2 portfolio attributable to the policies as compensation for providing certain services.

Union Central Directors and Executive Officers

See Appendix B for a list of the names, ages, addresses and principal occupations of Union Central's directors and executive officers.

State Regulation

Union Central is subject to regulation by the Department of Insurance of the State of Ohio, which periodically examines the financial condition and operations of Union Central. Union Central is also subject to the insurance laws and regulations of all jurisdictions where it does business. The policy described in this prospectus has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

Union Central is required to submit annual statements of operations, including financial statements, to the insurance departments of the various jurisdictions where it does business to determine solvency and compliance with applicable insurance laws and regulations.


Additional Information

A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

Experts

The financial statements of Carillon Life Account at December 31, 1999 and 1998 and for the years then ended, and of The Union Central Life Insurance Company at December 31, 1999 and 1998 and for the years then ended, appearing in this Prospectus and Registration Statement, have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein and in the Registration Statement, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

Actuarial Matters

Actuarial matters included in this prospectus have been examined by Kristal E. Hambrick, FSA, MAAA, of Union Central, whose opinion is filed as an exhibit to the Registration Statement.

Litigation

No litigation is pending that would have a material effect upon the separate account.

Legal Matters

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

Financial Statements

The financial statements of the separate account and of Union Central appear on the following pages. The financial statements of Union Central should be distinguished from financial statements of the separate account and should be considered only as bearing upon Union Central's ability to meet its obligations under the policies.

           Financial Statements


           Carillon Life Account


           December 31, 1999

                Report of Independent Auditors
===============================================================


To the Contract holders of Carillon Life
Account and the Board of Directors of
The Union Central Life Insurance Company

We have audited the accompanying statement of assets and liabilities of the Carillon Life Account (comprised of the Carillon Fund, Inc.'s Equity, Balanced Index, Bond, S&P MidCap 400 Index, and S&P 500 Index Subaccounts, the Scudder Variable Life Investment Fund's Money Market, Capital Growth, and International Subaccounts, MFS Variable Insurance Trust's Growth with Income, High Income, Total Return, and Emerging Growth Subaccounts, the AIM Variable Insurance Fund, Inc.'s Capital Appreciation Subaccount, and the Templeton Variable Products Series Fund's International Subaccount) as of December 31, 1999, the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended for the Carillon Fund, Inc.'s Equity, Bond, and S&P 500 Index Subaccounts, the Scudder Variable Life Investment Fund's Money Market, Capital Growth and International Subaccounts, MFS Variable Insurance Trust's Growth with Income, High Income and Emerging Growth Subaccounts, the Templeton Variable Products Series Fund's International Subaccount, the related statement of operations and the statement of changes in net assets for the period from October 22, 1999 to December 31, 1999 for the Carillon Fund, Inc.'s Balanced Index and S&P MidCap 400 Index Subaccounts, MFS Variable Insurance Trust's Total Return Subaccount, and the AIM Variable Insurance Fund, Inc.'s Capital Appreciation Subaccount, and the related statement of operations for the period January 1, 1999 to October 22, 1999 and the statement of changes in net assets for the year ended December 31, 1998 and the period January 1, 1999 to October 22, 1999 for the Carillon Fund, Inc.'s Capital Subaccount and the American Century Variable Portfolio, Inc.'s Capital Appreciation Subaccount. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the applicable transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Carillon Life Account at December 31, 1999, the results of their operations for the year then ended and changes in net assets for each of the two years in the period then ended or for the period October 22, 1999 to December 31, 1999 in conformity with accounting principles generally accepted in the United States.

                               /s/ Ernst & Young LLP

Cincinnati, Ohio
February 28, 2000



                             CARILLON LIFE ACCOUNT
                     STATEMENT OF ASSETS AND LIABILITIES


                                               Carillon Fund, Inc.
                                              (affiliated issuers)
                         ------------------------------------------------------
                                                                     S&P
                                    Balanced                 S&P     MidCap 400
                         Equity     Index      Bond       500 Index    Index
                         Subaccount Subaccount Subaccount Subaccount Subaccount
                         ---------- ---------- ---------- ---------- ----------
Investments in
securities of
unaffiliated issuers,
at fair value (cost
$1,170,910; $3,168,689;
$2,031,711; $3,800,015;
$597,960; $2,568,856;

Investments in shares
of Carillon Fund, Inc.,
at fair value (cost
$1,866,210; $273.286;
$678,121; $10,284,167;
$10,992)                 $1,578,793 $294,276   $644,439   $12,501,402  $11,516

Total Invested Assets     1,578,793  294,276    644,439    12,501,402   11,516

OTHER ASSETS &
(LIABILITIES)              (47,505)  (16,763)    (1,157)      114,214       22

NET ASSETS (Contract
 Owners' Equity)         $1,531,288 $277,513   $643,282   $12,615,616  $11,538
                         ---------- ---------  ---------  -----------  -------
Accumulation units       126,103.11 25,915.97  53,005.63   536,981.82   993.87
Accumulation units value  $12.14314 $10.70819  $12.13610   $23.49356  $11.60909


                                         Scudder Variable Life
                                            Investment Fund
                                         (unaffiliated issuers)
                                  ------------------------------------------
                                  Money          Capital
                                  Market         Growth         International
                                  Subaccount     Subaccount     Subaccount
                                  ----------     ----------     ----------
Investments in securities
 of unaffiliated
issuers, at fair value
 (cost $1,170,910;
$3,168,689; $2,031,711;
$3,800,015; $597,960;
$2,568,856; $1,867;
$1,179,010; $788,166)             $1,170,910     $4,053,992     $2,821,562

Investments in shares of
 Carillon Fund, Inc.,
at fair value (cost
$1,866,210; $273.286;
$678,121; $10,284,167;
$10,992)

Total Invested Assets             $1,170,910     $4,053,992     $2,821,562

OTHER ASSETS & (LIABILITIES)          34,875         74,006         58,634

NET ASSETS (Contract
Owners' Equity)                   $1,205,785     $4,127,998     $2,880,196

Accumulation units                101,684.92     165,129.19     132,236.98
Accumulation units value          $11.85806      $24.99859      $21.78057

                                               MFS Variable
                                                 Insurance
                                                   Trust
                                           (unaffiliated issuers)
                               ----------------------------------------------
                                Growth        High      Emerging
                              with Income    Income      Growth      Return
                               Subaccount  Subaccount  Subaccount  Subaccount
                              -----------  ----------  ----------  ----------
Investments in securities
 of unaffiliated
issuers, at fair value
 (cost $1,170,910;
$3,168,689; $2,031,711;
$3,800,015; $597,960;
$2,568,856; $1,867;
$1,179,010; $788,166)          $4,247,489   $584,568   $4,308,151   $1,890

Investments in shares of
Carillon Fund, Inc.,
at fair value (cost
$1,866,210; $273.286;
$678,121; $10,284,167;
$10,992)

Total Invested Assets          $4,247,489   $584,568   $4,308,151     $1,890

OTHER ASSETS & (LIABILITIES)       (9,169)     2,794       41,162      ---

NET ASSETS (Contract
Owners' Equity)                $4,238,320   $587,362   $4,349,313     $1,890

Accumulation units             222,207.83  48,415.77   149,356.95     183.83
Accumulation units value       $19.07368   $12.13162   $29.12026   $10.28147

                                  AIM Variable             Templeton Variable
                               Insurance Fund, Inc.       Products Series Fund
                               (unaffiliated issuers)    (unaffiliated issuers)
                               ----------------------     --------------------
                                     Capital
                                   Appreciation               International
                                    Subaccount                  Subaccount
                                    ----------                  ----------
Investments in securities
of unaffiliated
issuers, at fair value
(cost $1,170,910; $3,168,689;
$2,031,711; $3,800,015;
$597,960; $2,568,856;
$1,867; $1,179,010;
$788,166)                           1,510,721                     882,380

Investments in shares of
Carillon Fund, Inc.,
at fair value (cost $1,866,210;
$273.286; $678,121;
$10,284,167; $10,992)

Total Invested Assets               1,510,721                      882,380

OTHER ASSETS & (LIABILITIES)            8,836                       18,249

NET ASSETS
(Contract Owners' Equity)           $1,519,557                    $900,629

Accumulation units                  112,933.63                   62,146.55
Accumulation units value             $13.45531                   $14.49202


YEAR ENDED DECEMBER 31, 1999 (A)

                             CARILLON LIFE ACCOUNT
                            STATEMENT OF OPERATIONS

                                             Carillon Fund, Inc.
                                            (affiliated issuers)
                         --------------------------------------------------------------------
-
                                                                                    S&P
                                                Balanced                S&P        MidCap 400
                        Equity      Capital     Index       Bond        500 Index  Index
                        Subaccount  Subaccount  Subaccount  Subaccount  Subaccount Subaccount
                        ----------  ----------  ----------  ---------- ----------  ----------
INVESTMENT INCOME
  Dividend income       $276,325      $3,781     ---         $33,849      $124,222    $21

EXPENSES
Mortality and expense
 risk charge               8,381       1,333         17        1,803        63,203      6

NET INVESTMENT
INCOME (LOSS)            267,944       2,448        (17)      32,046        61,019     15

REALIZED AND UNREALIZED
GAIN (LOSS)
ON INVESTMENTS
Net realized
 gain (loss)
 on investments         (356,391)    (9,540)        158      (18,786)      333,698      1

Net unrealized
appreciation
(depreciation)
of investments          108,837       ---        20,990      (24,327)    1,240,113    523

NET REALIZED AND
 UNREALIZED
GAIN (LOSS)
ON INVESTMENTS          (247,554)    (9,540)     21,148      (43,113)    1,573,811    524

NET INCREASE
(DECREASE)
IN NET ASSETS FROM
OPERATIONS              $20,390     $(7,092)    $21,131     $(11,067)   $1,634,830   $539



                                         Scudder Variable Life
                                            Investment Fund
                                         (unaffiliated issuers)
                                  ------------------------------------------
                                  Money          Capital
                                  Market         Growth         International
                                  Subaccount     Subaccount     Subaccount
                                  ----------     ----------     ----------
INVESTMENT INCOME
  Dividend income                 $43,994        $230,475       $142,679

EXPENSES
Mortality and expense
 risk charge                        6,872          21,995         24,776

NET INVESTMENT
INCOME (LOSS)                      37,122         208,480        117,903

REALIZED AND UNREALIZED
GAIN (LOSS)
ON INVESTMENTS
Net realized
 gain (loss)
 on investments                       ---          99,554         47,426

Net unrealized
appreciation
(depreciation)
of investments                        ---         607,971        727,138

NET REALIZED AND
 UNREALIZED
GAIN (LOSS)
ON INVESTMENTS                        ---         707,525        774,564


NET INCREASE (DECREASE)
IN NET ASSETS FROM
OPERATIONS                        $37,122        $916,005       $892,467


                                               MFS Variable
                                                 Insurance
                                                   Trust
                                           (unaffiliated issuers)
                               ----------------------------------------------
                                Growth        High      Emerging
                              with Income    Income      Growth      Return
                               Subaccount  Subaccount  Subaccount  Subaccount
                              -----------  ----------  ----------  ----------
INVESTMENT INCOME
  Dividend income               $21,006     $28,531       ---         ---

EXPENSES
Mortality and expense
 risk charge                      7,324         197       30,313      ---

NET INVESTMENT
INCOME (LOSS)                    13,682      28,334      (30,313)     ---

REALIZED AND UNREALIZED
GAIN (LOSS)
ON INVESTMENTS
Net realized
 gain (loss)
 on investments                 154,899      (8,488)     134,478      ---

Net unrealized
appreciation
(depreciation)
of investments                   51,814       4,084     1,560,781      23

NET REALIZED AND
 UNREALIZED
GAIN (LOSS)
ON INVESTMENTS                  206,713      (4,404)    1,695,259      23

NET INCREASE (DECREASE)
IN NET ASSETS FROM
OPERATIONS                     $220,395     $23,930    $1,664,946     $23

                           American                             Templeton
                           Century          AIM Variable        Variable
                           Portfolios,      Insurance Fund,     Products Series
                           Inc.             Inc.                Fund
                           ------------     ---------------     ---------------
                           Capital          Capital
                           Appreciation     Appreciation        International
                           Subaccount       Subaccount          Subaccount
                           ------------     ------------        -------------
INVESTMENT INCOME
  Dividend income              ---           $31,122              $63,237

EXPENSES
Mortality and
expense risk
charge                        5,646            3,328                4,554

NET INVESTMENT
INCOME (LOSS)                (5,646)          27,794               58,683

REALIZED AND
UNREALIZED
GAIN (LOSS)
ON INVESTMENTS
Net realized
 gain (loss)
 on investments              35,409            4,038               (7,986)

Net unrealized
appreciation
(depreciation)
of investments                 ---           331,712               92,058

NET REALIZED AND
 UNREALIZED
GAIN (LOSS)
ON INVESTMENTS              135,409          335,750               84,072

NET INCREASE
(DECREASE)
IN NET ASSETS
FROM
OPERATIONS                 $129,763         $363,544             $142,755


(A) Year ended December 31, 1999 for the Carillon Fund, Inc.'s Equity, Bond, and S&P 500 Index Subaccounts, the Scudder Variable Life Investment Fund's Money Market, Capital Growth, and International Subaccounts, MFS Variable Insurance Trust's Growth with Income, High Income, and Emerging Growth Subaccounts, and the Templeton Variable Products Series Fund's International Subaccount.

Period from October 22, 1999 to December 31, 1999 for the
Carillon Fund, Inc.'s Balanced Index and S&P MidCap 400 Index
Subaccounts, MFS Variable Insurance Trust's Total Return
Subaccount, and the AIM Variable Insurance Fund, Inc.'s Capital
Appreciation Subaccount.

Period from January 1, 1999 to October 22, 1999 for the Carillon
Fund, Inc.'s Capital  Subaccount and the American Century
Variable Portfolios, Inc.'s Capital Appreciation Subaccount.

                    CARILLON LIFE ACCOUNT
            STATEMENTS OF CHANGES IN NET ASSETS

                                              Carillon Fund, Inc.
                                                Bond Subaccount

                                             Year Ended December 31,

                                               1999          1998
                                               ----          ----
OPERATIONS
   Net investment income                        $32,046       $26,826
   Net realized gain (loss) on investments      (18,786)        1,508
   Net unrealized depreciation of investments   (24,327)      (11,968)
                                               --------      --------
      Net increase (decrease) in net assets
      resulting from operations                 (11,067)       16,366
                                               --------      --------
EQUITY TRANSACTIONS
   Contract purchase payments                   285,434       117,035
   Transfers from other subaccounts and
      Guaranteed Account of The Union
      Central Life Insurance Company            245,577       330,813
   Transfers to other subaccounts and
      Guaranteed Account of The Union
      Central Life Insurance Company           (282,138)     (145,201)
   Surrenders                                   (43,945)       (6,653)
                                               --------      --------
      Net proceeds from equity transactions     204,928       295,994
                                               --------      --------

NET INCREASE IN NET ASSETS                      193,861       312,360

NET ASSETS (Beginning of year)                  449,421       137,061
                                               --------      --------
NET ASSETS (End of year)                       $643,282      $449,421
                                               ========      ========

The accompanying notes are an integral part of the financial statements.

                       CARILLON LIFE ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS

                                             Carillon Fund, Inc.
                                               Equity Subaccount


                                             Year Ended December 31,

                                               1999          1998
                                               ----          ----
OPERATIONS
   Net investment income                         $267,944      $208,326
   Net realized loss on investments              (356,391)       (7,857)
   Net unrealized appreciation (depreciation)
    of investments                                108,837      (475,951)
                                               ----------    ----------
      Net increase (decrease) in net assets
      resulting from operations                    20,390      (275,482)
                                               ----------    ----------
EQUITY TRANSACTIONS
   Contract purchase payments                     660,557       757,917
   Transfers from other subaccounts and
      Guaranteed Account of The Union
      Central Life Insurance Company              177,155       527,933
   Transfers to other subaccounts and
      Guaranteed Account of The Union
      Central Life Insurance Company             (991,073)     (463,174)
   Surrenders                                     (51,749)      (18,068)
                                               ----------    ----------
      Net proceeds (withdrawals)
      from equity transactions                   (205,110)      804,608
                                               ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS            (184,720)      529,126

NET ASSETS (Beginning of year)                  1,716,008     1,186,882
                                               ----------    ----------
NET ASSETS (End of year)                       $1,531,288    $1,716,008
                                               ==========    ==========

The accompanying notes are an integral part of the financial statements.

                        CARILLON LIFE ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS



                                          MFS Variable Insurance Trust
                                           Emerging Growth Subaccount


                                             Year Ended December 31,

                                               1999          1998
                                               ----          ----
OPERATIONS
   Net investment loss                           $(30,313)       $ (146)
   Net realized gain on investments               134,478         2,607
   Net unrealized appreciation of investments   1,560,781       183,496
                                               ----------    ----------
      Net increase in net assets resulting
       from operations                          1,664,946       185,957
                                               ----------    ----------
EQUITY TRANSACTIONS
   Contract purchase payments                     995,340       309,922
   Transfers from other subaccounts and
      Guaranteed Account of The Union
      Central Life Insurance Company            1,203,759       526,772
   Transfers to other subaccounts and
      Guaranteed Account of The Union
      Central Life Insurance Company             (556,685)     (150,046)
   Surrenders                                     (30,556)       (5,969)
                                               ----------    ----------
      Net proceeds from equity transactions     1,611,858       680,679
                                               ----------    ----------
NET INCREASE IN NET ASSETS                      3,276,804       866,636

NET ASSETS (Beginning of year)                  1,072,509       205,873
                                               ----------    ----------
NET ASSETS (End of year)                       $4,349,313    $1,072,509
                                               ==========    ==========

The accompanying notes are an integral part of the financial statements.

                     CARILLON LIFE ACCOUNT
             STATEMENTS OF CHANGES IN NET ASSETS


                                          MFS Variable Insurance Trust
                                          Growth with Income Subaccount

                                             Year Ended December 31,

                                               1999          1998
                                               ----          ----
OPERATIONS
   Net investment income (loss)                   $13,682      $(11,388)
   Net realized gain on investments               154,899         7,164
   Net unrealized appreciation of investments      51,814       318,080
                                               ----------    ----------

      Net increase in net assets resulting
      from operations                             220,395       313,856
                                               ----------    ----------

EQUITY TRANSACTIONS
   Contract purchase payments                   1,505,108       828,591
   Transfers from other subaccounts and
      Guaranteed Account of The Union
      Central Life Insurance Company            1,206,837       850,023
   Transfers to other subaccounts and
      Guaranteed Account of The Union
      Central Life Insurance Company             (997,197)     (454,281)
   Surrenders                                     (76,259)      (19,193)
                                               ----------    ----------

      Net proceeds from equity transactions     1,638,489     1,205,140
                                               ----------    ----------


NET INCREASE IN NET ASSETS                      1,858,884     1,518,996

NET ASSETS (Beginning of year)                  2,379,436       860,440
                                               ----------    ----------
NET ASSETS (End of year)                       $4,238,320    $2,379,436
                                               ==========    ==========

The accompanying notes are an integral part of the financial statements.

                     CARILLON LIFE ACCOUNT
             STATEMENTS OF CHANGES IN NET ASSETS

                                          MFS Variable Insurance Trust
                                             High Income Subaccount

                                             Year Ended December 31,

                                               1999          1998
                                               ----          ----
OPERATIONS
   Net investment income                        $28,334       $16,944
   Net realized gain (loss) on investments       (8,488)          910
   Net unrealized appreciation (depreciation)
     of investments                               4,084       (25,221)
                                               --------      --------

      Net increase (decrease) in net assets
      resulting from operations                  23,930        (7,367)
                                               --------      --------

EQUITY TRANSACTIONS
   Contract purchase payments                   216,829       140,444
   Transfers from other subaccounts and
      Guaranteed Account of The Union
      Central Life Insurance Company             94,797       202,109
   Transfers to other subaccounts and
      Guaranteed Account of The Union
      Central Life Insurance Company           (116,379)      (82,593)
   Surrenders                                   (11,269)       (4,684)
                                               --------      --------

      Net proceeds from equity transactions     183,978       255,276
                                               --------      --------

NET INCREASE IN NET ASSETS                      207,908       247,909

NET ASSETS (Beginning of year)                  379,454       131,545
                                               --------      --------
NET ASSETS (End of year)                       $587,362      $379,454
                                               ========      ========

The accompanying notes are an integral part of the financial statements.

                       CARILLON LIFE ACCOUNT
               STATEMENTS OF CHANGES IN NET ASSETS

                                     Scudder Variable Life Investment Fund
                                            Money Market Subaccount

                                             Year Ended December 31,

                                               1999          1998
                                               ----          ----
OPERATIONS
   Net investment income                          $37,122       $15,965
                                               ----------    ----------
      Net increase in net assets resulting
      from operations                              37,122        15,965
                                               ----------    ---------- EQUITY
TRANSACTIONS
   Contract purchase payments                   5,800,168     3,170,692
   Transfers from other subaccounts and
      Guaranteed Account of The Union
      Central Life Insurance Company              683,556       248,631
   Transfers to other subaccounts and
      Guaranteed Account of The Union
      Central Life Insurance Company           (5,871,123)   (3,354,918)
   Surrenders                                     (42,557)      (17,624)
                                               ----------    ----------

      Net proceeds from equity transactions       570,044        46,781
                                               ----------    ----------

NET INCREASE IN NET ASSETS                        607,166        62,746

NET ASSETS (Beginning of year)                    598,619       535,873
                                               ----------    ----------
NET ASSETS (End of year)                       $1,205,785      $598,619
                                               ==========    ==========

The accompanying notes are an integral part of the financial statements.

                      CARILLON LIFE ACCOUNT
              STATEMENTS OF CHANGES IN NET ASSETS

                                              Carillon Fund, Inc.
                                            S&P 500 Index Subaccount

                                             Year Ended December 31,

                                               1999          1998
                                               ----          ----
OPERATIONS
   Net investment income                           $61,019     $100,323
   Net realized gain on investments                333,698      187,721
   Net unrealized appreciation of investments    1,240,113      733,968
                                               -----------   ----------
      Net increase in net assets resulting
      from operations                            1,634,830    1,022,012
                                               -----------   ----------

EQUITY TRANSACTIONS
   Contract purchase payments                    4,143,314    2,070,371
   Transfers from other subaccounts and
      Guaranteed Account of The Union
      Central Life Insurance Company             3,455,784    1,058,473
   Transfers to other subaccounts and
      Guaranteed Account of The Union
      Central Life Insurance Company            (1,921,022)  (1,568,399)
   Surrenders                                     (174,541)     (41,604)
                                               -----------   ----------
      Net proceeds from equity transactions      5,503,535    1,518,841
                                               -----------   ----------

NET INCREASE IN NET ASSETS                       7,138,365    2,540,853

NET ASSETS (Beginning of year)                   5,477,251    2,936,398
                                               -----------   ----------

NET ASSETS (End of year)                       $12,615,616   $5,477,251
                                               ===========   ==========

The accompanying notes are an integral part of the financial statements.

                 CARILLON LIFE ACCOUNT
          STATEMENTS OF CHANGES IN NET ASSETS

                                     Scudder Variable Life Investment Fund
                                           Capital Growth Subaccount

                                             Year Ended December 31,

                                               1999          1998
                                               ----          ----
OPERATIONS
   Net investment income                         $208,480       $48,003
   Net realized gain on investments                99,554        28,543
   Net unrealized appreciation of investments     607,971       185,265
                                               ----------    ----------
      Net increase in net assets resulting
      from operations                             916,005       261,811
                                               ----------    ----------
EQUITY TRANSACTIONS
   Contract purchase payments                   1,304,093       758,565
   Transfers from other subaccounts and
      Guaranteed Account of The Union
      Central Life Insurance Company              909,519       572,746
   Transfers to other subaccounts and
      Guaranteed Account of The Union
      Central Life Insurance Company             (706,932)     (434,241)
   Surrenders                                    (103,604)      (25,144)
                                               ----------    ----------
      Net proceeds from equity transactions     1,403,076       871,926
                                               ----------    ----------

NET INCREASE IN NET ASSETS                      2,319,081     1,133,737

NET ASSETS (Beginning of year)                  1,808,917       675,180
                                               ----------    ----------
NET ASSETS (End of year)                       $4,127,998    $1,808,917
                                               ==========    ==========

The accompanying notes are an integral part of the financial statements.

                 CARILLON LIFE ACCOUNT
           STATEMENTS OF CHANGES IN NET ASSETS

                                    Scudder Variable Life Investment Fund
                                           International Subaccount

                                             Year Ended December 31,

                                               1999          1998
                                               ----          ----
OPERATIONS
   Net investment income                         $117,903       $91,452
   Net realized gain on investments                47,426         4,157
   Net unrealized appreciation of investments     727,138        38,361
                                               ----------    ----------
      Net increase in net assets resulting
      from operations                             892,467       133,970
                                               ----------    ----------
EQUITY TRANSACTIONS
   Contract purchase payments                     768,038       495,334
   Transfers from other subaccounts and
      Guaranteed Account of The Union
      Central Life Insurance Company              643,433       207,840
   Transfers to other subaccounts and
      Guaranteed Account of The Union
      Central Life Insurance Company             (552,932)     (314,317)
   Surrenders                                     (31,226)      (16,592)

                                               ----------    ----------
      Net proceeds from equity transactions       827,313       372,265
                                               ----------    ----------

NET INCREASE IN NET ASSETS                      1,719,780       506,235

NET ASSETS (Beginning of year)                  1,160,416       654,181
                                               ----------    ----------
NET ASSETS (End of year)                       $2,880,196    $1,160,416
                                               ==========    ==========

The accompanying notes are an integral part of the financial statements.

                 CARILLON LIFE ACCOUNT
          STATEMENTS OF CHANGES IN NET ASSETS


                                  Templeton Variable Products Series Fund
                                            International Subaccount
                                             Year Ended December 31,

                                               1999          1998
                                               ----          ----
OPERATIONS
   Net investment income                        $58,683        $9,864
   Net realized gain (loss) on investments       (7,986)          538
   Net unrealized appreciation on investments    92,058         3,770
                                               --------      --------
      Net increase in net assets resulting
      from operations                           142,755        14,172
                                               --------      --------

EQUITY TRANSACTIONS
   Contract purchase payments                   330,231       254,306
   Transfers from other subaccounts and
      Guaranteed Account of The Union
      Central Life Insurance Company            215,307       188,403
   Transfers to other subaccounts and
      Guaranteed Account of The Union
      Central Life Insurance Company           (268,809)      (99,573)
   Surrenders                                    (3,913)       (2,041)
                                               --------      --------
      Net proceeds from equity transactions     272,816       341,095
                                               --------      --------

NET INCREASE IN NET ASSETS                      415,571       355,267

NET ASSETS (Beginning of year)                  485,058       129,791
                                               --------      --------
NET ASSETS (End of year)                       $900,629      $485,058
                                               ========      ========

The accompanying notes are an integral part of the financial statements.

CARILLON LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
==============================================================
DECEMBER 31, 1999

          NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Carillon Life Account of The Union Central Life Insurance Company (the Life Account) is a separate account registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Life Account was established on July 10, 1995 under Ohio law and by resolution of the Board of Directors of The Union Central life Insurance Company (Union Central) and commenced operations on December 29, 1995. The Life Account is comprised of fourteen subaccounts, each of which invests in a corresponding Portfolio of Carillon Fund, Inc., Scudder Variable Life Investment Fund, MFS Variable Insurance Trust, AIM Variable Insurance Fund, Inc., or Templeton Variable
Products Series Fund  (the Funds).   The Funds are no-load,
diversified, open-end management investment companies registered under the Investment Company Act of 1940, as amended. The shares of Carillon Fund, Inc. are sold only to Union Central and its separate accounts to fund the benefits under certain variable life policies and variable annuity contracts. Carillon Investments, Inc. (the Distributor), a broker-dealer registered under the Securities Exchange Act of 1934 and a wholly-owned subsidiary of Union Central, serves as the distributor of variable life policies and variable annuity contracts issued by Carillon Fund, Inc. The shares of Scudder Variable Life Investment Fund, MFS Variable Insurance Trust, AIM Variable Insurance Fund, Inc., and Templeton Variable Products Series Fund, are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts. Scudder Investor Services, Inc., a wholly-owned subsidiary of Scudder Stevens & Clark Inc., serves as distributor of variable life insurance policies and variable annuity contracts issued by Scudder Variable Life
Investment Fund.   MFS Fund Distributors, Inc., a wholly-owned
subsidiary of Massachusetts Financial Services Company, serves as distributor of shares issued by the MFS Variable Insurance Trust. AIM Distributors, Inc. is the distributor of the shares issued by AIM Variable Insurance Fund, Inc. Franklin Templeton Distributors, Inc. serves as the distributor of variable annuity and variable life insurance contracts issued by Templeton Variable Products Series Fund.

On October 22, 1999, the Life Account began operations in the Carillon Fund, Inc.'s Balanced Index and S&P MidCap 400 Index Subaccounts, the MFS Variable Insurance Trust's Total Return Subaccount, and the AIM Variable Insurance Fund, Inc.'s Capital Appreciation Subaccount. On October 29, 1999, the Life Account terminated the operations of the Carillon Funds, Inc.'s Capital Subaccount (Capital Account) and the American Century Variable Portfolios, Inc.'s Capital Appreciation Subaccount (American Century Account). At the date of termination, all funds in the Capital Account and the American Century Account were transferred to the Carillon Funds, Inc.'s Balanced Index and the AIM Variable Insurance Fund, Inc.'s Capital Appreciation Subaccounts, respectively.

The assets of the Life Account are segregated from the other assets of Union Central and the investment performance of the Life Account is independent of the investment performance of both Union Central's general assets and other separate accounts.

Investment valuation - Assets of the Life Account are invested in shares of the Funds at the net asset value of the Funds' shares. Investments in the Funds' shares are subsequently valued at the net asset value of the Funds' shares held.

Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Estimates also affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities transactions and investment income - Securities transactions are recorded on the trade date (the date the order to buy or sell is executed), and dividend income is recorded on the ex-dividend date. Gains and losses on sales of the Funds' shares are calculated on the first-in, first-out basis for financial reporting and tax purposes. All dividends and distributions from the Subaccount are reinvested in additional shares of the respective Subaccount at the net asset value per share.

Federal income taxes - The operations of the Life Account form a part of and are taxed with the operations of Union Central. Union Central is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, separate account investment income and capital gains are not taxed to the extent they are applied to increase reserves under a contract issued in connection with the Life Account. Investment income and realized capital gains and losses on assets of the Life Account are automatically applied to increase or decrease reserves under the contract. Accordingly, no provision for federal income taxes has been made in these financial statements.


NOTE 2 - INVESTMENT IN AFFILIATED & NON-AFFILIATED FUNDS
The subaccounts of the Life Account held the following investment in the corresponding Portfolios of Carillon Fund, Inc., Scudder Variable Life Investment Fund, MFS Variable Insurance Trust, and Templeton Variable Products Series Fund as of December 31, 1999:


                                                    Carillon Fund, Inc
                                 ----------------------------------------------------------
                                             Balanced                 S&P 500    S&P MidCap
                                   Equity      Index       Bond        Index     400 Index
                                 Subaccount  Subaccount  Subaccount  Subaccount  Subaccount
                                 ----------  ----------  ----------  ----------  ----------
Net asset value per share        $  12.62    $  10.41    $  10.36    $  23.12     $ 11.04
Number of shares                  125,102      28,269      62,205     540,718       1,043

                                            Scudder Variable Life
                                              Investment Fund
                                   ---------------------------------------

                                    Money        Capital
                                    Market        Growth      International
                                  Subaccount    Subaccount      Subaccount
                                  ----------    ----------     ------------
Net asset value per share         $  1.00        $  29.13        $  20.34
Number of shares                  1,170,910       139,169         138,720


                                           MFS Variable Insurance Trust
                                -----------------------------------------------
                                  Growth                  Emerging
                                with Income  High Income   Growth   Total Return
                                Subaccount   Subaccount  Subaccount  Subaccount
                                -----------  ----------- ----------  -----------
Net asset value per share       $ 21.31       $ 11.49     $ 37.94     $ 17.75
Number of shares                 199,319       50,876      113,552      107



                                              AIM
                                            -------

                                            Capital
                                         Appreciation
                                          Subaccount
                                         ------------
Net asset value per share                 $ 35.58
Number of shares                           42,460


                              Templeton Variable Products Series Fund
                              ---------------------------------------
                                         International
                                          Subaccount
                                          ----------
Net asset value per share                 $ 22.13
Number of shares                           39,873


NOTE 3 - ACCOUNT CHARGE

Mortality and expense risk charge - A mortality and expense risk charge for Union Central at an annual rate of .75% of the net assets during the first ten policy years and .25% of net assets thereafter of the Life Account is determined daily. The mortality risk Union Central assumes is that the insureds on the policies may die sooner than anticipated and therefore Union Central will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed by Union Central is that expenses incurred in issuing and administering the policies and the separate account will exceed the amounts realized from the administrative charges assessed against the policies.

NOTE 4 - IMPACT OF YEAR 2000 (UNAUDITED)

Union Central has made a successful transition to the Year
2000. Union Central's computer systems and facilities are fully operational and Union Central is prepared to continue to serve its customers in the twenty-first century.

Union Central began preparations for the Year 2000 in 1996. From 1996 to 2000, significant resources in both time and money were allocated to the Year 2000 project. Union Central's efforts included Year 2000 system modifications, future date testing for virtually all of Union Central's computer systems, Year 2000 readiness of Union Central's building systems (i.e. heating, lighting, and security systems), and formal communications with all significant vendors, suppliers and business partners to determine their Year 2000 status.

The goal was to continue to meet Union Central's obligations to its customers and business partners without interruption as Union Central transitioned to the Year 2000. Union Central has achieved that goal and is not aware of any Year 2000 problems occurring in its computer systems or embedded systems.

Union Central is continuing to monitor all systems closely as there is still the potential for Year 2000 related problems to occur. Union Central is confident, however, that it will not encounter any problems that have a material effect on its ability to continue to provide service to its customers and business partners.

NOTE 5- RELATED PARTY TRANSACTIONS

Investment advisory fees - The Portfolios within Carillon Fund, Inc. (the CFI Funds) pay investment advisory fees to Carillon Advisers, Inc. (the Adviser), under terms of an Investment Advisory Agreement (the Agreement). Certain officers and directors of the Adviser are affiliated with the CFI Funds.
The CFI Funds pay the Adviser, as full compensation for all services and facilities furnished, a monthly fee computed separately for each Portfolio on a daily basis, at an annual rate, as follows:

      (a)   for the Equity Portfolio - .65% of the first
            $50,000,000, .60% of the next $100,000,000, and
            .50% of all over $150,000,000 of the current net asset value.

      (b)   for the Bond Portfolio - .50% of the first
            $50,000,000, .45% of the next $100,000,000, and
            .40% of all over $150,000,000 of the current net asset value.

      (c) for the S&P 500 Index Portfolio - .30% of the current net asset value.

      (d) for the S&P MidCap 400 Index Portfolio - .30% of the current net asset value.

      (e) for the Balanced Index Portfolio - .30% of the current net asset value.


The Agreement provides that if the total operating expenses of the CFI Funds, exclusive of the advisory fee and certain other expenses as described in the Agreement, for any fiscal quarter exceed an annual rate of 1% of the average daily net assets of the Equity or Bond Portfolios, the Adviser will reimburse the CFI Funds for such excess, up to the amount of the advisory fee for that year. The Adviser has agreed to pay any other expenses of the S&P 500 Index Portfolio, the S&P MidCap 400 Index Portfolio, and the Balanced Index Portfolio, other than the advisory fee for that Portfolio, to the extent that such expenses exceed 0.30% of its average annual net assets. As a result, for the period ended December 31, 1999, the adviser reimbursed the S&P MidCap 400 Index Portfolio $12,912 and the Balanced Index Portfolio $13,736.

In addition to providing investment advisory services, the Adviser is responsible for providing certain administrative functions to the CFI Funds. The Adviser has entered into an Administration Agreement with the Distributor under which the Distributor furnishes substantially all of such services for an annual fee of .20% of the CFI Funds' average net assets for the Equity and Bond Portfolios, and .05% of the CFI Funds' average net assets for the S&P 500 Index Portfolio, the S&P MidCap 400 Index Portfolio, and the Balanced Index Portfolio. The fee is borne by the Adviser, not the CFI Funds.

The Adviser is a wholly-owned subsidiary of Union Central.


NOTE 6 - SELECTED PER UNIT DATA

     The following selected per unit data is computed on the basis of an accumulation unit outstanding at December 31 (ratio of expenses and total return are of the underlying funds):

                                              1999       1998       1997
CARILLON FUND, INC.

EQUITY SUBACCOUNT
Accumulation unit value                       $12.14     $11.99      $14.26
Number of accumulation units outstanding,
 end of period                                126,103.11 143,131.22  83,212.46
Ratio of expenses to average net assets       0.69%       0.62%       0.62%
Total return                                  2.05%      -15.31%     20.56%

BALANCED INDEX SUBACCOUNT
Accumulation unit value                       $10.71<F1>
Number of accumulation units outstanding,
 end of period                                25,915.97
Ratio of expenses to average net assets       0.47%
Total return                                  5.31%

BOND SUBACCOUNT
Accumulation unit value                       $12.14     $12.37     $11.70
Number of accumulation units outstanding,
 end of period                                53,005.63  36,346.01  11,719.47
Ratio of expenses to average net assets        0.60%     0.58%       0.60%
Total return                                  -1.11%     6.52%      11.02%

S&P 500 INDEX SUBACCOUNT
Accumulation unit value                       $23.49     $19.64     $15.39
Number of accumulation units outstanding,
 end of period                                536,981.82 278,881.06 190,744.45
Ratio of expenses to average net assets        0.39%      0.43%      0.50%
Total return                                  20.52%     28.54%     32.72%

S&P MIDCAP 400 INDEX SUBACCOUNT
Accumulation unit value                       $11.61<F2>
Number of accumulation units outstanding,
 end of period                                993.87
Ratio of expenses to average net assets        0.60%
Total return                                  11.14%

SCUDDER VARIABLE LIFE INVESTMENT FUND

MONEY MARKET SUBACCOUNT
Accumulation unit value                       $11.86      $11.38     $10.89
Number of accumulation units outstanding,
 end of period                                101,684.92  52,611.47  49,222.39
Ratio of expenses to average net assets       0.43%       0.44%      0.46%
Total return                                  4.99%       5.29%      5.25%

CAPITAL GROWTH SUBACCOUNT
Accumulation unit value                       $25.00      $18.62     $15.23
Number of accumulation units outstanding,
 end of period                                165,129.19  97,127.10  44,339.15
Ratio of expenses to average net assets        0.49%       0.50%      0.51%
Total return                                  35.23%      23.23%     35.76%

INTERNATIONAL SUBACCOUNT
Accumulation unit value                       $21.78      $14.20     $12.08
Number of accumulation units outstanding,
 end of period                                132,236.98  81,705.84  54,168.43


                Consolidated Financial Statements


             The Union Central Life Insurance Company
                         and Subsidiaries


              Years ended December 31, 1999 and 1998
                with Report of Independent Auditors

   THE UNION CENTRAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
             CONSOLIDATED FINANCIAL STATEMENTS


             Years ended December 31, 1999 and 1998




                             CONTENTS
                                                          Page



Report of Independent Auditors...............................1

Consolidated Balance Sheets..................................2

Consolidated Statements of Income............................3

Consolidated Statements of Equity............................4

Consolidated Statements of Cash Flows........................5

Notes to Consolidated Financial Statements ..................6

Ernst & Young LLP   1300 Chiquita Center    Phone: 513 621 6454
                    250 East Fifth Street
                    Cincinnati, Ohio 45202


                  Report of Independent Auditors



To the Board of Directors of
     The Union Central Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Union Central Life Insurance Company and subsidiaries as of December 31, 1999 and 1998, and the related consolidated statements of income, equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Union Central Life Insurance Company and subsidiaries at December 31, 1999, and 1998, and the consolidated results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.

                                      /s/ Ernst & Young LLP



February 4, 2000

   The Union Central Life Insurance Company and Subsidiaries
                Consolidated Balance Sheets
                      (in thousands)


                                                        December 31,
                                                     1999         1998
                                                     -----------------
ASSETS
Investments:
  Fixed maturities available-for-sale at fair
   value (amortized cost: 1999 - $2,526,023
   and 1998 - $2,637,815)                            $2,407,439   $2,674,832
  Equity securities available-for-sale at fair
   value (cost: 1999 - $82,269 and 1998 - $100,429)      70,539       82,269
  Cash and short-term investments                         1,892       57,376
  Other invested assets                                  42,666       49,810
  Mortgage loans                                        726,753      790,337
  Real estate                                            42,509       43,205
  Policy loans                                          150,703      201,958
                                                     ----------   ----------
          Total investments                           3,442,501    3,899,787


Accrued investment income                                42,963       46,857
Deferred policy acquisition costs                       432,401      382,971
Property, plant and equipment, at cost,
 less accumulated depreciation (1999 - $64,069
 and 1998 - $60,201)                                     33,154       25,272
Federal income tax recoverable                            5,720        6,415
Deferred federal income tax asset                         5,877          --
Other assets                                            154,151      101,735
Separate account assets                               1,919,566    1,530,755
                                                     ----------   ----------
          Total assets                               $6,036,333   $5,993,792
                                                     ==========   ==========

LIABILITIES AND EQUITY
Policy liabilities:
  Future policy benefits                             $3,210,466   $3,411,158
  Deposit funds                                         101,187      131,225
  Policy and contract claims                             31,163       34,499
  Policyholders' dividends                               12,275       37,192
                                                     ----------   ----------
         Total policy liabilities                     3,355,091    3,614,074
Deferred revenue                                        101,477      101,823
Other liabilities                                        88,812       84,792
Deferred federal income tax liability                       --        15,744
Surplus notes payable                                    49,767       49,758
Separate account liabilities                          1,916,954    1,524,810
                                                     ----------   ----------
      Total liabilities                               5,512,101    5,391,001

MINORITY INTEREST IN SUBSIDIARY'S EQUITY                    --        36,320

EQUITY
Policyholders' equity                                   593,349      571,895
Accumulated other comprehensive loss                    (69,117)      (5,424)
                                                     ----------   ----------
         Total equity                                   524,232      566,471
                                                     ----------   ----------
          Total liabilities and equity               $6,036,333   $5,993,792
                                                     ==========   ==========

The accompanying notes are an integral part of the financial statements.

         THE UNION CENTRAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                    CONSOLIDATED STATEMENTS OF INCOME
                             (in thousands)

                                                        December 31,
                                                     1999         1998
                                                     -----------------
REVENUE
Insurance revenue:
  Traditional insurance premiums                     $149,343     $138,358
  Universal life policy charges                        61,907       82,729
  Annuities                                            43,540       43,778
Net investment income                                 277,382      307,839
Net realized losses on investments                    (20,256)     (12,535)
Other                                                  17,665        8,999
                                                     --------     --------
          Total revenue                               529,581      569,168

BENEFITS AND EXPENSES
Benefits                                              168,288      188,217
Increase in reserves for future policy benefits         7,307        1,791
Interest expense:
Universal life                                         55,643       57,364
Investment products                                    82,107       89,150
Underwriting, acquisition and insurance expense       146,052      158,887
Policyholders' dividends                               16,225       20,626
Impairment loss on subsidiary                           5,689          --
                                                     --------     --------
         Total benefits and expenses                  481,311      516,035

Income before federal income tax expense
   and minority interest in subsidiary loss            48,270       53,133
Federal income tax expense                             26,816       16,687
                                                     --------     --------
Income before minority interest in
   subsidiary loss                                     21,454       36,446
Minority interest in subsidiary loss                      --         3,045
                                                     --------     --------

     Net Income                                       $21,454      $39,491
                                                     ========     ========

The accompanying notes are an integral part of the financial statements.

          THE UNION CENTRAL LIFE INSURANCE COMPANY
              CONSOLIDATED STATEMENTS OF EQUITY
                       (in thousands)

                                   Accumulated
                                      Other
                                  Comprehensive   Policyholders'
                                  Income (Loss)      Equity        Total
                                  -------------   --------------   -----
Balance at January 1, 1998            $ 24,100      $532,404       $556,504

Net income                                            39,491         39,491
   Unrealized losses on securities,
   net of tax and reclassification
    adjustment                         (23,393)                     (23,393)
   Minimum pension liability
    adjustment                          (6,131)                      (6,131)
                                                                    -------

Comprehensive income                                                  9,967
                                      --------      --------       --------

Balance at December 31, 1998            (5,424)      571,895        566,471
                                      --------      --------       --------

Net income                                            21,454         21,454
   Unrealized losses on securities,
    net of tax and reclassification
    adjustment                         (62,358)                     (62,358)
   Minimum pension liability
    adjustment                          (1,335)                      (1,335)

Comprehensive loss                                                  (42,239)
                                      --------      --------       --------

Balance at December 31, 1999          $(69,117)     $593,349       $524,232
                                      ========      ========       ========


The accompanying notes are an integral part of the financial statements.

   THE UNION CENTRAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF CASH FLOWS
                      (in thousands)

                                                        December 31,
                                                     1999         1998
                                                     -----------------
OPERATING ACTIVITIES
Net income                                           $   21,454   $   39,491

Adjustments to net income not affecting cash:
  Impairment loss on subsidiary                           5,689          --
  Interest credited to universal life policies           82,107       57,364
  Interest credited to interest sensitive products       55,643       89,150
  Accrual of discounts on investments, net                  940          628
  Net realized losses on investments                     20,256       12,535
  Depreciation                                            4,750        5,081
  Amortization of deferred policy acquisition costs      21,910       34,559
  Amortization of deferred revenue                       (3,900)     (10,267)
  Deferred federal income tax expense (benefit)          11,916          (71)
Change in operating assets and liabilities:
  Accrued investment income                              (1,742)       1,989
  Policy cost deferred                                  (60,779)     (43,382)
  Revenue deferred                                        3,555        1,959
  Policy liabilities                                    (28,944)     (27,465)
  Other liabilities                                     (26,963)     (21,515)
  Other items, net                                       13,005       (3,312)
                                                     ----------   ----------

  Cash Provided by Operating Activities                 118,897      136,744
                                                     ----------   ----------
INVESTING ACTIVITIES
Costs of investments acquired                        (2,612,555)  (2,421,256)
Proceeds from sale, maturity or repayment
  of investments                                      2,413,784    2,399,096
Decrease in policy loans                                  3,409        1,523
Purchases of property and equipment, net                (11,598)      (5,780)
                                                     ----------   ----------
  Cash Used in Investing Activities                    (206,960)     (26,417)
                                                     ----------   ----------
FINANCING ACTIVITIES
Receipts from universal life and
  investment contracts                                  695,971      733,489
Withdrawals from universal life and
  investment contracts                                 (663,392)    (791,312)
                                                     ----------   ----------

  Cash Provided (Used) by Financing Activities           32,579      (57,823)
                                                     ----------   ----------
Increase (decrease) in cash and short term
 investments                                            (55,484)      52,504
                                                     ----------   ----------
Cash and short term investments
  at beginning of year                                   57,376        4,872
                                                     ----------   ----------
Cash and short term investments at end of year       $    1,892   $   57,376
                                                     ==========   ==========
Supplemental disclosure of cash flow information:
  Cash paid during the year for federal income taxes $   13,680   $   24,277

  Cash paid during the year for interest
     on surplus notes                                $    4,100   $    4,100


The accompanying notes are an integral part of the financial statements.

   The Union Central Life Insurance Company and Subsidiaries
          Notes to Consolidated Financial Statements

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING
POLICIES

Basis of Presentation and Organization

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the U.S. (GAAP) and include the accounts of The Union Central Life Insurance Company (Union Central) and the following subsidiaries: Carillon Advisors, Inc., wholly-owned, a registered investment advisor; Carillon Investments, Inc., wholly-owned, a registered broker-dealer that offers investment products and related services through its registered representatives; Payday of America, LLC, wholly-owned, a payroll company; and Family Enterprise Institute, Inc., wholly-owned, a national membership organization for family business owners.
The consolidated company will be referred to as "the Company". At December 31, 1998, the consolidated company included the Manhattan Life Insurance Company (MLIC). In accordance with the impairment loss recognized on MLIC in 1999 (see discussion below), MLIC was not included in the consolidated company at December 31, 1999. All significant intercompany accounts and transactions have been eliminated in the accompanying consolidated financial statements. Union Central also has the following unconsolidated investment affiliates: Carillon Fund, Inc., a registered investment company consisting of five investment portfolios (Carillon S&P Midcap 400 Index Portfolio, Carillon Lehman Aggregate Bond Index Portfolio, Carillon Equity Fund, Carillon NASDAQ 100 Index Fund and Carillon Russel 2000 Index Fund) and Summit Investment Trust, consisting of two mutual funds (Summit Emerging Markets Bond Fund, an emerging markets corporate and government bond fund and Summit High Yield Fund, a high yield bond mutual fund). In 1999, the Company formally dissolved the Carillon Investment Trust, a registered investment company, and withdrew its entire investment in the Carillon Capital Fund, the sole mutual fund that was offered through the Carillon Investment Trust.

The Company provides a wide spectrum of financial products and related services for the benefit of individual, group and pension policyholders. Such products and services include insurance to provide for financial needs resulting from loss of life or income and management of funds accumulated for preretirement and retirement needs.

The Company is licensed to do business in all 50 states of the United States.

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

On May 27, 1999, the Company entered into a definitive agreement to sell all of the Company's guarantee capital shares in MLIC to Connecticut Reassurance Corporation (CRC), an insurance company
formed under Connecticut law, for $27,250,000.   On January 26,
2000, the New York Insurance Department approved the sale of MLIC to CRC, and on February 2, 2000, the sale was completed. Because the proceeds from the sale of MLIC to CRC were less than the net assets of MLIC, an impairment loss was recognized in 1999 ($5,689,000 loss before federal income tax expense of $5,621,000). The $5,689,000 pre-tax loss is presented in "Impairment loss on subsidiary" in the Statements of Income, and the federal income tax expense of $5,621,000 recognized on the impairment was included in "Federal income tax expense" in the Statements of Income. As the purchase price of $27,250,000 was received subsequent to December 31, 1999, it was recorded as a receivable in "Other assets" in the Balance Sheets at December
31, 1999.   Also, the impairment loss on MLIC included the
write-off of unamortized goodwill of $2,200,000 recorded by Union Central related to expenses Union Central incurred in becoming the sole shareholder in MLIC. As of December 31, 1999 and 1998, respectively, MLIC reported assets of $431,425,000 and $482,935,000, liabilities of $387,585,000 and $416,260,000, policyholders' equity of $14,884,000 and $36,320,000 (reported as "Minority interest in subsidiary equity" in the Balance Sheets at December 31, 1998) and shareholders' equity of $28,956,000 and $30,355,000. MLIC reported revenue of $54,732,000 and $66,031,000 and expenses of $64,176,000 and
$69,555,000 for the years ended December 31, 1999 and 1998, respectively. MLIC reported policyholders' share of net loss of $10,938,000 and $3,045,000 (reported as "Minority interest in subsidiary loss" in the Statements of Income for the year ended December 31, 1998) and shareholders' share of net income of $101,000 and $1,172,000 for the years ended December 31, 1999 and 1998, respectively.

During the third quarter of 1999, the Company entered into an agreement with Swiss Re to reinsure Swiss Re's entire group operations (formally Royal Maccabees and Royal Life). The block was reinsured on a 100% coinsurance basis with an effective date of January 1, 1999. As part of the agreement, the Company paid an allowance of $13,400,000 to Swiss Re, which was capitalized in "Deferred Policy Acquisition Costs" in the Balance Sheets.

During the third quarter of 1999, the Company formed Payday of America, LLC. The Company contributed $1,600,000 of paid in capital related to the formation of Payday of America.
During 1999, the Company recognized a realized gain of $5,040,000 recorded in "Net realized losses on investments" in the Statements of Income resulting from sales of mortgage loans to a third party. The realized gain was computed in accordance with Financial Accounting Standards No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" (FAS 125) and represented the present value of compensation related to the mortgage loan sales that Union Central will receive over the life of the mortgage loans sold. Also, at December 31, 1999, an interest-only strip asset of $4,354,000 was recorded in "Other assets" in the Balance Sheets. The asset represented the present value of compensation of $5,040,000 related to the mortgage loan sales, less amortization expense of $684,000, which was recorded in "Net investment income" in the Statements of Income.

Investments

Fixed maturity and equity securities classified as available-for-sale are carried at fair value with net unrealized gains and losses reported as a separate component of equity.

Other investments are reported on the following bases:
   - Mortgage loans on real estate are carried at their aggregate unpaid balance less unamortized discount and less an allowance for possible losses.

   - Real estate acquired through foreclosure is carried at the lower of cost or its net realizable value.

   -  Policy loans are reported at unpaid balances.

   -  Cash and short-term investments presented on the Balance
      Sheets consist of cash-in-bank, cash-in-transit and commercial paper that has a maturity date of 90 days or less from the date acquired.

The Company's carrying value of investments in limited partnerships are adjusted to reflect the GAAP earnings of the investments underlying the limited partnership portfolios. During 1998, the Company declared two of its hedge fund limited partnerships permanently impaired and recorded a realized loss of $15,800,000.

The fair values of fixed maturity and equity securities represent quoted market values from published sources or calculated market values using the "yield method" if no quoted market values are obtainable.

Realized gains and losses on sales of investments are recognized on a first-in, first-out basis. Declines in the value of investments judged to be other-than-temporary are recognized on a specific identification basis.

Interest is not accrued on mortgage loans or bonds for which principal or interest payments are determined to be uncollectible.

The Company purchases call options to hedge insurance contracts whose credited interest is linked to returns in Standard & Poor's 500 Stock Index (Index) based on a formula which applies participation rates to the returns in the Index. Call options are contracts which give the option purchaser the right, but not the obligation, to buy securities at a specified price during a specified period. The Company holds call options which expire quarterly until December 29, 2000. The Company paid initial fees (the option premium) to enter the option contracts. The Index call options give the Company the right to receive cash at settlement if the closing Index value is above the strike price. These proceeds do not result in income to the Company because the hedged insurance contracts would be credited interest for an equivalent amount.

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to the call options. To minimize this risk, the Company only enters into private options contracts with counterparties having Standard & Poor's credit ratings of AA- or above or listed contracts guaranteed by the Chicago Board Options Exchange. The credit exposure is limited to the value of the call options at a particular point in time. The value of the call options was $5,382,000 at December 31, 1999.

The call options were carried at their fair value of $5,382,000 at December 31, 1999, and were reflected in "Other invested assets" in the Balance Sheets. The liabilities for the hedged insurance contracts were adjusted based on the returns in Standard & Poor's 500 Stock Index, and were reflected in "Deposit funds" in the Balance Sheets.

Deferred Policy Acquisition Costs

The costs of acquiring new business, principally commissions, certain expenses of the policy issue and underwriting department and certain variable agency expenses have been deferred. Deferred policy acquisition costs are amortized consistent with the methods described in "Policy Liabilities, Revenues, Benefits and Expenses". Amortization of deferred policy acquisition costs totalled $21,910,000 and $34,559,000 for the years ended December 31, 1999 and 1998, respectively, and were included in "Underwriting, acquisition and insurance expense" in the Statements of Income. Deferred policy acquisition costs are adjusted to reflect the impact of unrealized gains on available-for-sale securities. Adjustments (increasing) or decreasing deferred policy acquisition costs related to unrealized gains or losses totalled $(37,373,000) and $11,474,000 at 1999 and 1998, respectively.

In 1999 and 1998, the Company revised its estimates of future gross profits, and as a result amortization of deferred policy acquisition costs included in "Underwriting, acquisition and insurance expense" in the Statements of Income decreased $12,022,000 and $2,991,000 for the years ended 1999 and 1998, respectively.

Property, Plant and Equipment

Property, plant and equipment is valued at historical cost less accumulated depreciation in the Balance Sheets. It consists primarily of Union Central's home office, capital leases for furniture and equipment, furniture and fixtures and electronic data processing equipment.

Depreciation is computed with the straight-line method over the estimated useful lives of the respective assets, not to exceed 10 years for office furniture and 5 years for electronic data processing equipment. Depreciation is computed for leasehold improvements with the straight-line method over the shorter of the remaining lease term or useful life of the improvements.

Capitalization of Software Costs

In 1999, the Company adopted Statement of Position 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use" (SOP 98-1). SOP 98-1 requires that certain software costs be capitalized and subsequently amortized over the software's estimated useful life. The asset of $5,669,000 established due to the capitalization of certain software costs was recorded in "Other assets" in the Balance Sheets.

Deposit Funds

The liability for deposit funds is generally established at the policyholders' accumulated cash values plus amounts provided for guaranteed interest.

Policy Claims

Policy claim reserves represent the estimated ultimate net cost of all reported and unreported claims incurred. In addition, a claim adjustment expense reserve is held to account for the expenses associated with administering these claims. The reserves for unpaid claims are estimated using individual case basis valuations and statistical analyses. The claim adjustment expense reserve is estimated using statistical analyses. These estimates are subject to the effects of trends in claim severity and frequency. Although some variability is inherent in such estimates, management believes that the reserves for claims and claim related expenses are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known and such adjustments are included in current operations.

Dividends to Policyholders

The Company's dividend liability is the amount estimated to have accrued to policyholders' as of each year end.

Separate Accounts

Separate account assets and liabilities reported in the accompanying financial statements (excluding seed money provided by the Company) represent funds that are separately administered for the individual annuity, group annuity and variable universal life lines of business, and for which the contract holders rather than the Company bear the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company. Separate account investments are carried at market value. Investment income and gains and losses from these accounts accrue directly to contract holders and are not included in the accompanying financial statements. Union Central derives certain fees for maintaining and managing the separate accounts, but bears no investment risk on these assets, except to the extent that it participates in a particular separate account.

Policy Liabilities, Revenues, Benefits and Expenses

Traditional Insurance Products

Traditional insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance policies, term insurance policies and disability income policies. Premiums for traditional products are recognized as revenue when due.

The liability for future policy benefits for participating traditional life is computed using a net level premium method and the guaranteed mortality and dividend fund interest. The mortality and interest assumptions are equivalent to statutory assumptions. The liabilities for future policy benefits and expenses for nonparticipating traditional life policies and disability income policies are generally computed using a net level premium method and assumptions for investment yields, morbidity, and withdrawals based principally on company experience projected at the time of policy issue, with provision for possible adverse deviations. Interest assumptions for participating traditional life reserves for all policies ranged from 2.3% to 6.0% for the years ended 1999 and 1998.

The costs of acquiring new traditional business, principally commissions, certain policy issue and underwriting expenses (such as medical examination and inspection report fees) and certain agency expenses, all of which vary with and are primarily related to the production of new and renewal business, are deferred to the extent that such costs are deemed recoverable through future gross premiums. Such non-participating deferred acquisition costs are amortized over the anticipated premium paying period of the related policies, generally not to exceed the premium paying lifetime of the policies using assumptions consistent with those used to develop policy benefit reserves. For participating life insurance products, deferred policy acquisition costs are amortized in proportion to estimated gross margins of the related policies. Gross margins are determined for each issue year and are equal to premiums plus investment income less death claims, surrender benefits, administrative costs, policyholder dividends, and the increase in reserves for future policy benefits. The future investment yields are assumed to range from 7.1% to 8.9% and from 5.7% to 8.8% for the years ended 1999 and 1998, respectively. Changes in dividend payouts are assumed with changes in yields.

Universal Life and Other Interest Sensitive Products

Interest sensitive products include universal life, single premium whole life and annuity products. They are distinguished by the existence of a separately definable fund that is credited with interest and from which any policy charges are taken. Revenues for these products consist of policy charges for the cost of insurance, policy administration charges, and surrender charges that have been assessed against policyholder account balances during the period.

Benefit reserves for universal life and other interest sensitive products are computed in accordance with the retrospective deposit method and represent policy account balances before applicable surrender charges. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to account balances. Interest crediting rates ranged from 4.5% to 8.2% and from 4.5% to 7.5% for the years ended 1999 and 1998, respectively.

The cost of acquiring universal life and other interest sensitive products, principally commissions, certain policy issue and underwriting expenses (such as medical examination and inspection report fees) and certain agency expenses, all of which vary with and are primarily related to the production of new and renewal business, are deferred to the extent that such costs are deemed recoverable through future estimated gross profits. Acquisition costs for universal life and other interest sensitive products are amortized over the life of the policies in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins. The amortization is adjusted retrospectively when estimates of current or future gross profits (including the impact of investment gains and losses) to be realized from a group of products are revised.

Amounts assessed policyholders that represent revenue for services to be provided in future periods are reported as unearned revenue and recognized in income over the life of the policies, using the same assumptions and factors as are used to amortize deferred acquisition costs. These charges consist of policy fees and premium loads that are larger in the initial policy years than they are in the later policy years. Amortization of unearned revenue totalled $3,900,000 and $10,267,000 for the years ended December 31, 1999 and 1998, respectively, and was included in "Universal life policy charges" in the Statements of Income.

In 1999 and 1998, the Company revised its estimates of future gross profits, and as a result amortization of unearned revenue included in "Universal life policy charges" in the Statements of Income was increased by $1,000,000 and $545,000 for the years ended 1999 and 1998, respectively.

Group Products

Group products consist primarily of group life insurance, and group long and short term disability income products. Premiums for group insurance products are recognized as revenue when due.

The liabilities for future policy benefits and expenses for group life and disability income products are computed using statutory methods and assumptions, which approximate net level premium reserves using assumptions for investment yields, mortality, and withdrawals based principally on company experience projected at the time of policy issue, with provisions for possible adverse deviations. Interest assumptions are based on assumed investment yields that ranged from 8.3% to 8.4% for the years ended 1999 and 1998.

The costs of acquiring new group life and disability income business, principally commissions, certain policy issue and underwriting expenses (such as medical examination and inspection report fees) and certain agency expenses, all of which vary with and are primarily related to the production of new and renewal business, are deferred to the extent that such costs are deemed recoverable through future gross premiums. Such deferred acquisition costs are amortized over the anticipated premium paying period of the related policies, generally not to exceed ten years.

Pension Products

Pension products include deferred annuities and payout annuities. Revenues for the deferred annuity products consist of investment income on policy funds, mortality and expense charges, contract administration fees, and surrender charges that have been assessed against policyholder account balances. Expenses for deferred annuity products include the interest credited on policy funds and expenses incurred in the administration and maintenance of the contracts. For payout annuities, premiums are recognized as revenue when due while expenses exclude the interest credited on policy funds.

Benefit reserves for the deferred annuity contracts represent the policy account balances before applicable surrender charges. Interest assumptions on payout annuities are based on assumed investment yields that ranged from 2.0% to 8.0% for the years ended 1999 and 1998, respectively.

Commissions and other related costs of acquiring annuity contracts that vary with and are primarily related to the production of new and renewal business are deferred to the extent that such costs are deemed recoverable through future estimated gross profits. Acquisition costs are amortized over the life of the contracts in direct proportion to the present value of expected gross profits from surrender charges and investment and expense margins. The amortization is adjusted retrospectively when estimates of current or future gross profits (including the impact of investment gains or losses) to be realized on a group of contracts are revised.

Reinsurance

Reinsurance premiums and claims are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums and benefits are reported net of reinsured amounts.

Allocation of Manhattan Life's Income and Equity

MLIC's charter provides for the allocation of its profits between its shareholders and its policyholders on a one-eighth/seven eighths basis. The profits allocated are equal to income after taxes and interest on the Guaranteed Capital Reserve, but before policyholders' dividends. At December 31, 1998, MLIC's policyholders' share of MLIC's net loss was recorded as "Minority Interest in Subsidiary Loss" in the Income Statements and MLIC's policyholders' share of MLIC'S equity was recorded as "Minority Interest in Subsidiary's Equity" in the Balance Sheets. Due to the impairment loss recognized on MLIC by Union Central in 1999 (discussed previously), MLIC's policyholders' share of MLIC's net loss and MLIC's equity was not recorded in 1999.

Federal Income Taxes

The Company accounts for income taxes using the liability method for financial accounting and reporting of income taxes. Under this method, deferred income taxes are recognized for the tax consequences of "temporary differences" by applying the applicable tax rate to differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities.

Reclassifications

Previously reported amounts for 1998 have in some instances been reclassified to conform to the 1999 presentation.

NOTE 2 - INVESTMENTS

Available-for-sale securities are summarized as follows:

                                     Cost or    Gross      Gross
                                    Amortized Unrealized Unrealized  Fair
                                       Cost     Gains     (Losses)   Value
                                    --------- ---------- ----------  -----
                                                 (in thousands)
December 31, 1999:
U.S. treasury securities and
   obligations of U.S. government
   corporations and agencies        $  109,655  $  291   $ (1,013)   $  108,933



Corporate securities and other       1,483,286   4,231    (69,868)    1,417,649

Mortgage-backed securities,
  collateralized mortgage
  obligations and other
  structured securities                933,082   2,195    (54,420)      880,857
Debt securities issued by foreign
   governments                            --      --          --           --
                                    ----------  ------    --------   ----------
   Subtotal                          2,526,023   6,717    (125,301)   2,407,439
Equity securities                       82,269     592     (12,322)      70,539
                                    ----------  ------    --------   ----------

     Total                          $2,608,292  $7,309    $(137,623) $2,477,978
                                    ==========  ======    =========  ==========

                                     Cost or    Gross      Gross
                                    Amortized Unrealized Unrealized  Fair
                                       Cost     Gains     (Losses)   Value
                                     ---------- --------  --------   ----------
                                                  (in thousands)
December 31, 1998:
U.S. treasury securities and
 obligations of U.S. government
 corporations and agencies           $   19,737  $ 1,897  $   --     $   21,634
Corporate securities and other        1,542,363   51,352   (21,912)   1,571,803
Mortgage-backed securities,
 collateralized mortgage
 obligations and other
 structured securities                1,068,084   19,811   (14,566)   1,073,329
Debt securities issued by foreign
 governments                              7,631      436        (1)       8,066
                                     ----------  -------  --------   ----------
     Subtotal                         2,637,815   73,496   (36,479)   2,674,832

Equity securities                       100,429    2,063   (20,223)      82,269
                                     ----------  -------  --------   ----------

    Total                           $2,738,244   $75,559  $(56,702)  $2,757,101
                                     ==========  =======  ========   ==========

Fixed maturity available-for-sale securities, at December 31, 1999, are summarized by stated maturity as follows:

                                               Amortized          Fair
                                                  Cost           Value
                                                --------         -----
                                                     (in thousands)
Due in one year or less                          $      750       $      752
Due after one year through five years               332,041          322,757
Due after five years through ten years              728,615          691,519
Due after ten years                                 169,243          160,054
                                                 ----------       ----------

       Subtotal                                   1,230,649        1,175,082


Mortgage-backed securities                          962,854          909,794

Other securities with multiple repayment dates      332,520          322,563
                                                 ----------       ----------

      Total                                      $2,526,023       $2,407,439
                                                 ==========       ==========

Significant components of the unrealized gain (loss) on available-for-sale securities included in "Accumulated other comprehensive loss" in the accompanying Balance Sheets are as follows:

                                                       Year Ended December 31,
                                                       -----------------------
                                                         1999          1998
                                                         ----          ----
                                                          (in thousands)
Gross unrealized gain (loss) on available-
    for-sale securities                                $(130,314)     $18,857
Amortization of deferred policy acquisition costs         37,373      (11,474)
Minority interests                                            --       (2,853)
Deferred tax asset (liability)                            32,530       (2,583)
Net unrealized gain (loss) on available-
   for-sale securities                                  $ (60,411)    $ 1,947
                                                        =========     =======

See Note 9 for discussion of the methods and assumptions used by the Company in estimating the fair values of available-for-sale securities.

At December 31, 1999 and 1998, the Company held unrated or less-than-investment grade (investment grade is defined as "Baa3" and higher on Moody's ratings and "BBB" and higher on Standard and Poor's bond ratings) corporate bonds of $161,596,000 and $198,696,000.
Those holdings amounted to 6.8% and 7.4%, respectively, of the Company's investments in fixed maturities and 2.7% and 3.3%, respectively, of the Company's total assets. The holdings of less-than-investment grade bonds are widely diversified and of satisfactory quality based on the Company's investment policies and credit standards.

At December 31, 1999 and 1998, the Company invested $65,578,000 and $62,588,000 in affiliated mutual funds. The Company's holdings in affiliated mutual funds were included in "Equity securities available-for-sale at fair value" in the Balance Sheets.

Proceeds, gross realized gains, and gross realized losses from the sales and maturities of available-for-sale securities follows:

                                  Year Ended December 31,
                                  -----------------------
                                  1999               1998
                                  ----               ----
                                       (in thousands)
     Proceeds                     $2,220,492        $2,220,765
     Gross realized gains             15,159            33,774
     Gross realized losses            42,898            26,564

A summary of the characteristics of the Company's mortgage portfolio (before deducting valuation reserves of $278,000 and $2,372,000 at December 31, 1999 and 1998, respectively) follows:

                                December 31, 1999      December 31, 1998
                               --------------------   --------------------
                               Principal Percent of   Principal  Percent of
                               Balance   Principal    Balance    Principal
                               -------   ---------    -------    ---------
                                            (000's Omitted)
Region

New England and Mid-Atlantic   $ 46,176      6.4%      $ 61,616       7.8%
South Atlantic                  119,900     16.5        130,361      16.4
North Central                   157,812     21.7        188,870      23.8
South Central                    76,796     10.6         90,802      11.5
Mountain                        135,472     18.6        128,136      16.2
Pacific                         190,875     26.2        192,924      24.3
                               --------    -----       --------     -----
     Total                     $727,031    100.0%      $792,709     100.0%
                               ========    =====       ========     =====
Property Type

Apartment and residential      $ 75,584     10.4%      $111,040      14.0%
Warehouses and industrial       141,597     19.5        143,910      18.2
Retail and shopping center      262,606     36.1        256,406      32.3
Office                          202,130     27.8        245,514      31.0
Other                            45,114      6.2         35,839       4.5
                               --------    -----       --------     -----
     Total                     $727,031    100.0%      $792,709     100.0%
                               ========    =====       ========     =====

Real estate consists of investment real estate under lease and foreclosed real estate. The investment real estate under lease is depreciated over 40 years. The cost of the property totalled $18,782,000 and $17,521,000 at December 31, 1999 and 1998,
respectively, and accumulated depreciation totalled $5,391,000 and $4,960,000 at December 31, 1999 and 1998, respectively. The book value of foreclosed real estate was $29,118,000 and $30,644,000 at December 31, 1999 and 1998, respectively.

NOTE 3 - REINSURANCE

In the ordinary course of business, the Company assumes and cedes reinsurance with other insurers and reinsurers. These arrangements provide greater diversification of business and limit the maximum net loss potential on large or hazardous risks. Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. Reinsurance ceded is recorded in "Other assets" in the Balance Sheets. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers. No losses are anticipated, and, based on management's evaluation, there are no concentrations of credit risk at December 31, 1999 and 1998. The Company retains the risk for varying amounts of individual or group insurance written up to a maximum of $1,000,000 on any one life or $4,000 per month disability risk and reinsures the balance.

Reinsurance transactions with other insurance companies for the years ended December 31, 1999 and 1998 are summarized as follows:

                                            December 31, 1999

                                Direct      Assumed    (Ceded)        Net
                                ------      -------     -----         ---
                                             (in thousands)

Life insurance in force       $39,612,937  $142,772  $(6,303,368)  $33,452,341
                              ===========  ========  ===========   ===========
Premiums and other
 considerations:
 Traditional insurance
 premiums and universal life  $   197,859  $ 50,345  $  (36,954)   $   211,250
 Annuity                           43,540      --          --           43,540
                              -----------  --------  -----------   -----------
       Total                     $241,399  $ 50,345  $  (36,954)   $   254,790
                              ===========  ========  ===========   ===========


                                     December 31, 1998
                                Direct      Assumed    (Ceded)        Net
                                ------      -------     -----         ---
                                             (in thousands)


Life insurance in force       $30,400,267  $502,058  $(5,627,695)  $25,274,630
                              ===========  ========  ===========   ===========
Premiums and other
considerations:
 Traditional insurance
 premiums and universal life  $   243,287  $ 10,056  $  (32,256)   $   221,087
 Annuity                           43,778      --          --           43,778
                              -----------  --------  -----------   -----------
     Total                    $   287,065  $ 10,056  $  (32,256)   $   264,865
                              ===========  ========  ===========   ===========

Benefits paid or provided were reduced by $1,844,000 and $2,454,000 at December 31, 1999 and 1998, respectively, for estimated recoveries under reinsurance treaties.

The Company nor any of its related parties control, either directly or indirectly, any reinsurers in which the Company conducts business. No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits.

NOTE 4 - FEDERAL INCOME TAX

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax liabilities and assets are as follows:

                                                      December 31,
                                                     1999       1998
                                                     ----       ----
                                                     (in thousands)
Deferred tax liabilities:
  Deferred policy acquisition costs                  $139,923   $139,593
  Basis differences on bonds and mortgage loans         2,276         26
  Unrealized gains - FAS 115                              --       2,583
  Partnership income differences                        3,069      5,132
  Capitalization of software                            2,642        --
  Impairment loss on subsidiary                         5,621        --
  Other                                                 2,921      3,145
                                                     --------   --------

      Total deferred tax liabilities                  156,452    150,479
                                                     --------   --------
Deferred tax assets:
  Policyholders' dividends                              2,630     11,295
  Future policy benefits                               79,098     74,506
  Premium - based DAC adjustment                       27,437     28,175
  Investment valuation reserves                           521        826
  Retirement plan accruals                             13,893     15,229
  Investment income differences                         2,535      1,343
  Unrealized losses - FAS 115                          32,530        --
  Other                                                 3,685      3,361
                                                     --------   --------

   Total deferred tax assets                          162,329    134,735
                                                     --------   --------

   Net deferred tax (assets) liabilities             $(5,877)    $15,744
                                                     ========   ========

Significant components of the provision for income taxes attributable to continuing operations are as follows:

                                                  Year ended December 31,
                                                  ----------------------
                                                     1999       1998
                                                     ----       ----
                                                     (in thousands)
     Current                                          $14,900    $16,759
     Deferred                                          11,916        (72)
                                                     --------   --------
          Total                                      $ 26,816   $ 16,687
                                                     ========   ========

Federal income tax expense is calculated based on applying the statutory corporate tax rate to taxable income, and adjusting this amount for permanent differences between deductions allowed for financial statement purposes versus federal income tax purposes. Significant differences would include the surplus tax adjustment applicable to Union Central.

NOTE 5 - COMMITMENTS AND CONTINGENT LIABILITIES

Leases

The Company leases office space for various field agency offices with lease terms that vary in duration from 1 to 15 years. Some of these leases include escalation clauses which vary with levels of operating expense. Rental expense under these operating leases totalled $2,350,000 and $3,498,000 in 1999 and 1998, respectively. The
Company also leases furniture and equipment under operating leases which expire in 2001. Rental expense under these leases included in "Underwriting, acquisition and insurance expense" in the Statements of Income totalled $88,000 and $116,000 in 1999 and 1998, respectively.
At December 31, 1999, the future minimum lease payments for all noncancelable operating leases are as follows:

                           Year      Amount
                           ----      ------
                                  (in thousands)
                           2000       $2,358
                           2001        2,136
                           2002        1,510
                           2003          848
                           2004          537
                     After 2004          506
                                      ------
                          Total       $7,895
                                      ======

The Company also has capital leases for office furniture. Lease expense under these leases was $369,000 and $434,000 in 1999 and 1998, respectively.

At December 31, 1999 the future minimum lease payments for all noncancelable capital leases are as follows:

                           Year      Amount
                           ----      ------
                                  (in thousands)
                           2000      $470
                           2001        39
                                     ----
                          Total      $509
                                     ====

Other Commitments

At December 31, 1999, the Company had outstanding agreements to fund mortgages totalling $20,425,000 in early 2000. In addition, the Company has committed to invest $3,907,000 in equity-type limited partnerships during the years 2000 to 2002. These transactions are in the normal course of business for the Company.

Litigation

In the normal course of business, the Company is party to various claims and litigation primarily arising from claims made under insurance policies and contracts. Those actions are considered by the Company in estimating the policy and contract liabilities. The Company's management believes that the resolution of those actions will not have a material adverse effect on the Company's financial position or results of operations.

Guaranty Fund Assessments

The economy and other factors have caused an increase in the number of insurance companies that are under regulatory supervision. This circumstance is expected to result in an increase in assessments by state guaranty funds, or voluntary payments by solvent insurance companies, to fund policyholder losses or liabilities of insurance companies that become insolvent. These assessments may, in certain instances, be offset against future premium taxes. For 1999 and 1998, the charge to operations related to these assessments was not significant. The estimated liability of $1,046,000 and $1,149,000 at December 31, 1999 and 1998, respectively, was based on data provided by the National Organization of Life and Health Insurance Guaranty Associations and was included in "Other liabilities" in the Balance Sheets.


NOTE 6 - STATUTORY SURPLUS AS REPORTED TO REGULATORY AUTHORITIES

Union Central files statutory-basis financial statements with regulatory authorities. Union Central's statutory-basis financial statements are prepared in conformity with accounting practices prescribed or permitted by the Department of Insurance of Ohio, Union
Central's state of domicile.   Surplus as reflected in the statutory-
basis financial statements was as follows:

                        Year ended December 31,
                        -----------------------
                          1999           1998
                        --------        -------
                             (in thousands)
Capital and surplus     $347,396        $343,896
                        ========        ========

In 1999, the National Association of Insurance Commissioners adopted codified statutory accounting practices (Codification). Codification must be adopted by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domiciled in those states. For Codification to be effective for Union Central, Ohio must adopt Codification as the prescribed basis of accounting on which Ohio insurers must report their statutory basis results. During 1999, Ohio formally adopted Codification with an effective date of January 1, 2001. Codification will likely change prescribed accounting practices and may result in changes to the accounting practices that Union Central uses to prepare its statutory basis financial statements. The effect of the adoption of Codification is not known at this time.

NOTE 7 - EMPLOYEE BENEFITS

The Company has pension plans covering substantially all of its employees (The Plans). Effective August 31, 1999, MLIC's defined benefit pension plan and excess benefit pension plan were merged with the pension plans of Union Central. MLIC's pension plans were fully funded at the effective date of the merger. The accumulated benefit obligation (ABO) of the MLIC pension plans at the effective date of the merger was $19,700,000.

Benefits are based on years of service and the employee's highest five consecutive years of compensation out of the last ten years. The Company's funding policy is determined according to regulations as specified by ERISA and subsequent amendments. In 1999, the Company's funding increased due to MLIC fully funding its pension plans in accordance with the merger of its pension plans with Union Central's. The contributions totalled $8,342,000 and $3,994,000 in 1999 and 1998, respectively. The Company's net periodic pension expense was calculated in accordance with FAS 87 and was $5,121,000 and $3,869,000 for the years ended December 31, 1999 and 1998, respectively. Benefits paid in 1999 and 1998 were $3,688,000 and $3,811,000, respectively. Plan assets are primarily composed of mutual funds, unallocated insurance funds, and guaranteed interest contracts. At December 31, 1999 and 1998, $62,140,000 and $42,468,000, respectively, was invested in affiliated mutual funds.

A table setting forth the funded status and the pension liability included in the Company's Balance Sheets follows:

                                                            1999      1998
                                                            ----      ----
                                                            (in thousands)
Actuarial present value of benefits obligations:
  Accumulated benefit obligation, including vested
  benefits of $74,603 and $72,321 for 1999 and 1998,
  respectively                                              $85,512   $81,244
                                                            =======   =======
  Projected benefit obligation                              $97,705   $92,376
  Plan assets at fair value                                  66,559    63,066
                                                            -------   -------
  Projected benefit obligation higher than plan assets      $31,146   $29,310
                                                            =======   =======
Pension liability included in "Other liabilities"
  at end of year                                            $18,581   $18,178

Also, $1,335,000 and $6,131,000 (net of tax) was charged directly to policyholders' equity in 1999 and 1998, respectively, as a result of recognizing an additional minimum pension liability adjustment under Statement of Financial Accounting Standard (SFAS-87) "Employers' Accounting for Pensions", and was included in "Minimum pension liability adjustment" in the Statements of Equity.

The unfunded accumulated benefit obligation (ABO) will vary from year to year as changes in the market value of the plans' assets differs from changes in the ABO. The ABO varies from year to year as the rate used to discount future pension benefits related to the past service of plan participants changes. The discount rate at each valuation date reflects available rates on high quality fixed income investments. The investment strategy for the plans' assets is designed to achieve somewhat higher yields over the long term than would be achieved by investing entirely in high quality fixed income investments. Therefore, the market value of the plans' assets and the ABO do not change in the same amount from year to year. The Company believes that its current funding policy will be adequate to meet all future plan obligations over the long term.


                                                  1999    1998
                                                  ----    ----
Assumptions used to determine the
status of the plans were:
  Discount rate                                   7.50%   7.00%
  Rate of increase in future compensation levels  4.00%   4.00%
  Expected long-term rate of return on assets     8.50%   8.50%

The Company has contributory savings plans for employees meeting certain service requirements which qualify under Section 401(k) of the Internal Revenue Code. These plans allow eligible employees to contribute up to certain prescribed limits of their pre-tax compensation, with the Company matching 50% of the first 6% of participants' contributions. The Company's matching contributions to these Plans were $1,547,000 and $1,472,000 for 1999 and 1998, respectively. The value of the Plans' assets were $72,855,000 and $59,649,000 at December 31, 1999 and 1998, respectively. The assets are held in the Company's deposit fund or under the variable accounts of a group annuity policy sponsored by the Company. At December 31, 1999 and 1998, $18,884,000 and $18,660,000, respectively, was invested in affiliated mutual funds. During 1999, the contributory savings plan of MLIC was merged with the savings plan of the Company.


NOTE 8 - POSTRETIREMENT BENEFITS

The Company provides certain health care and life insurance benefits for its eligible retired employees. Substantially all of the Company's employees may become eligible for these benefits if they reach normal retirement age while working for the Company.

Effective August 31, 1999, MLIC's group life and major medical plans were merged with the Company's. MLIC's group life and major medical plans were fully funded at the effective date of the merger. The postretirement benefit obligation of MLIC's group life and major medical plans at the effective date of the merger was $3,100,000.

Information related to the postretirement benefits follows:

                                     1999        1998
                                     ----        ----
                                      (in thousands)
     Postretirement costs            $1,440      $1,143
     Cash benefits paid                 976       1,494
     Employer contributions           1,244       1,231
     Participant contributions          123         140

A summary of the accrued postretirement liability included in "Other liabilities" in the Consolidated Balance Sheet as determined by the Plan's actuaries follows:

                                     1999        1998
                                     ----        ----
                                      (in thousands)
Postretirement benefit obligation    $17,265     $20,443
Fair value of plan assets              6,149       5,866
                                     -------     -------
Unfunded status                       11,116      14,577
Unrecognized net gain                  5,494       1,949
Other                                    --         (346)
                                     -------     -------
Accrued postretirement liability     $16,610     $16,180
                                     =======     =======

The discount rate used in determining the accumulated postretirement benefit obligation was 7.50% and 7.00% at December 31, 1999 and 1998, respectively. The long-term rate on assets was 7.00% for 1999 and 1998.

A one percentage point increase in the health care cost trend rate in each year would not materially impact the postretirement benefit obligation, the interest cost and estimated eligibility cost components of the net periodic postretirement benefit cost as of and for the year ended December 31, 1999.

NOTE 9 - FAIR VALUES OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

   Cash and short-term investments: The carrying amounts reported in the Balance Sheets for these instruments approximate their fair values.

   Investment securities: Fair values for bonds are based on quoted market prices, where available. If quoted market prices are not available, fair values are estimated using values obtained from independent securities broker dealers or quoted market prices of comparable instruments. The fair values of common stock in Company sponsored mutual funds are based on quoted market prices and are recognized in "Equity securities available-for-sale at fair value" in the Balance Sheets. The fair values for limited partnerships are based on the quoted market prices of the investments underlying the limited partnership portfolios.

   Mortgage loans: The fair values for commercial mortgages in good standing are estimated using discounted cash flow analysis using interest rates currently being offered for similar loans to borrowers with similar credit ratings in comparison with actual interest rates and maturity dates. Fair values for mortgages with potential loan losses are based on discounted cash flow analysis of the underlying properties.

   Policy loans: Management is unable to ascertain the estimated life of the policy loan portfolio. Due to the excessive costs which would be incurred to determine this information, management considers the estimation of its fair value to be impracticable. The nature of a policy loan insures that the outstanding loan balance will be fully recoverable because the balance owed to the Company is always equal to or lower than the cash value of the insurance policy owed to the policyholder. Policy loans are stated at their aggregate unpaid balance in the Balance Sheets.

   Investment contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

The carrying amounts and fair values of the Company's mortgage loans are as follows:

                     December 31, 1999      December 31, 1998
                     -----------------      -----------------
                     Carrying   Fair        Carrying    Fair
                     Amount     Value       Amount      Value
                                  (in thousands)
Mortgage loans      $727,031   $697,703     $792,709   $876,287
                    ========   ========     ========   ========



The carrying amounts and fair values of the Company's liabilities for investment-type insurance contracts are as follows:

                                 December 31, 1999       December 31, 1998
                                 -----------------       -----------------
                                 Carrying     Fair       Carrying   Fair
                                   Amount     Value      Amount     Value
                                                (in thousands)

Direct access                      $50,271   $50,271     $44,547    $44,547
Traditional annuities               26,674    26,245      26,233     27,324
Supplementary contracts             13,592    13,693      14,436     11,014
GPA not involving life               1,810     1,915       2,284      2,516
Group dividends                         30        30          28         28
Traditional life dividends           5,571     5,571       5,611      5,611
Group life dividends                   176       176         171        171
Guaranteed interest contracts           --        --      17,277     17,293
Single premium deferred annuities       --        --      20,401     23,480
                                   -------   -------    --------   --------
Total                              $98,124   $97,901    $130,988   $131,984
                                   =======   =======    ========   ========


The Company's other insurance contracts are excluded from disclosure requirements. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts. Additional data with respect to the carrying value and fair value of the Company's investments is disclosed in Note 2.

NOTE 10 - LIABILITY FOR UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES

Activity in the liability for unpaid claims and claim adjustment expense is summarized as follows:

                                          December 31,
                                      -------------------
                                      1999           1998
                                      ----           ----
                                          (in thousands)
Balance as of January 1               $126,859*      $130,687
Incurred related to:
   Current year                         94,448        119,586
   Prior years                          (3,649)        (3,931)
                                      --------       --------
Total incurred                          90,799        115,655
                                      --------       --------
Paid related to :
   Current year                         53,114         78,748
   Prior years                          29,162         35,265
                                      --------       --------
Total paid                              82,276        114,013
                                      --------       --------

Balance as of December 31             $135,382       $132,329
                                      ========       ========

* Balance as of January 1, 1999 excludes MLIC (see Note 1 for discussion of sale of MLIC).

The balance in the liability for unpaid claims and claim adjustment expenses is included in "Future policy benefits" and "Policy and contract claims" in the Balance Sheets.

As a result of changes in estimates of insured events in prior years, the provision of claims and claim adjustment expenses decreased by $3,649,000 and $3,931,000 in 1999 and 1998, respectively, due to higher than expected rates of claim terminations. Included in the above balances are reinsurance recoverables of $1,952,000 and $2,454,000 at 1999 and 1998, respectively.

NOTE 11 - SURPLUS NOTES

On November 1, 1996, Union Central issued $50,000,000 of 8.20% Surplus Notes (Notes). The Notes mature on November 1, 2026 and may not be redeemed prior to maturity. The Notes are unsecured and subordinated to all present and future policy claims, prior claims and senior indebtedness. Subject to prior written approval of the Superintendent of the Ohio Insurance Department, these Notes pay interest semi-annually on May 1 and November 1. Interest expense of $4,100,000 was incurred in 1999 and 1998, and was recorded as a reduction of "Net investment income" in the Statements of Income. In connection with issuing the Notes, Union Central incurred and capitalized $765,000 of issuance cost. This cost is recorded in "Other assets" in the Balance Sheets. Issuance cost of $25,000 was amortized in 1999 and 1998, respectively, and recorded to "Underwriting, acquisition and insurance expense" in the Statements of Income. Additionally, the Notes have an original issue discount of $260,000, which is deducted from the balance of the Notes. Issuance costs and original issue discount will be amortized under the straight-line method over the term of the Notes. Amortization relating to original issue discount of $9,000 was recorded in 1999 and 1998, in "Underwriting, acquisition and insurance expense" in the Statements of Income.

NOTE 12 - IMPACT OF YEAR 2000 (UNAUDITED)

The Company has made a successful transition to the Year 2000. The Company's computer systems and facilities are fully operational and the Company is prepared to continue to serve its customers in the twenty-first century.

The Company began preparations for the Year 2000 in 1996. From 1996 to 2000, significant resources in both time and money were allocated to the Year 2000 project. The Company efforts included Year 2000 system modifications, future date testing for virtually all of the Company's computer systems, Year 2000 readiness of the Company's building systems (i.e. heating, lighting, and security systems), and formal communications, with all significant vendors, suppliers and business partners to determine their Year 2000 status.

The goal was to continue to meet the Company's obligations to its customers and business partners without interruption as the Company transitioned to the Year 2000. The Company has achieved that goal and is not aware of any Year 2000 problems occurring in its computer systems or embedded systems.

The Company is continuing to monitor all systems closely as there is still the potential for Year 2000 related problems to occur. The
Company is confident, however, that it will not encounter any problems that have a material effect on its ability to continue to provide service to its customers and business partners.

NOTE 13 -  COMPREHENSIVE INCOME

Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" (FAS 130) establishes the requirement for the reporting and display of comprehensive income and its components in the financial statements. Comprehensive income is defined by the FASB as all changes in an enterprise's equity during a period other than those resulting from investments by owners and distributions to owners. Comprehensive income includes net income and other comprehensive income, which includes all other non-owner related changes to equity and includes unrealized gains and losses on available-for-sale debt and equity securities and minimum pension liability adjustments. FAS 130 also requires separate presentation of the accumulated balance of other comprehensive income within the equity section of a statement of financial position. The Company has presented the required displays of total comprehensive income and its components, along with the separate presentation of the accumulated balance of other comprehensive income within the Consolidated Statements of Equity.

Following are the FAS 130 disclosures of the related tax effects allocated to each component of other comprehensive income and the accumulated other comprehensive income balances required by FAS 130.

The related federal income tax effects allocated to each component of other comprehensive income are as follows:

                                           Year Ended December 31, 1999
                                           ----------------------------
                                         Before-Tax      Tax    Net-of-Tax
                                           Amount      Benefit    Amount
                                         ----------    -------  ----------
                                                   (in thousands)
Unrealized losses on securities:

  Unrealized losses arising during 1999    $(96,070)   $33,624    $(62,446)

  Less:  reclassification adjustments
    for losses realized in net income           135        (47)         88
                                           --------    -------    --------
  Net unrealized losses                     (95,935)    33,577     (62,358)
                                           --------    -------    --------
Minimum pension liability adjustment         (2,054)       719      (1,335)
                                           --------    -------    --------
 Other comprehensive income                $(97,989)   $34,296    $(63,693)
                                           ========    =======    ========


                                           Year Ended December 31, 1998
                                           ----------------------------
                                         Before-Tax      Tax    Net-of-Tax
                                           Amount      Benefit    Amount
                                         ----------    -------  ----------
                                                   (in thousands)

Unrealized losses on securities:

  Unrealized losses arising during 1998    $(30,429)   $10,650    $(19,779)
  Less:  reclassification adjustments
    for gains realized in net income         (5,560)     1,946      (3,614)
                                           --------    -------    --------
  Net unrealized losses                     (35,989)    12,596     (23,393)
                                           --------    -------    --------
Minimum pension liability adjustment         (9,432)     3,301      (6,131)
                                           --------    -------    --------
Other comprehensive income                 $(45,421)   $15,897    $(29,524)
                                           ========    =======    ========

                       APPENDIX A
-------------------------------------------------------------

              TABLE OF APPLICABLE PERCENTAGES


Attained             Attained             Attained             Attained
Age      Percentage  Age      Percentage  Age      Percentage  Age      Percentage

0-40      250%        50       185%        60       130%        70       115%
 41       243%        51       178%        61       128%        71       113%
 42       236%        52       171%        62       126%        72       111%
 43       229%        53       164%        63       124%        73       109%
 44       222%        54       157%        64       122%        74       107%
 45       215%        55       150%        65       120%       75-90     105%
 46       209%        56       146%        66       119%        91       104%
 47       203%        57       142%        67       118%        92       103%
 48       197%        58       138%        68       117%        93       102%
 49       191%        59       134%        69       116%        94       101%
                                                               95+       100%

                      APPENDIX B

      UNION CENTRAL DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the name, age, address and principal occupations during the past five years of each of Union Central's directors and executive officers.

Name and Principal             Positions with Depositor
Business Address*              and Background
------------------             ------------------------
James M. Anderson              Director, Union Central; President and CEO,
3333 Burnet Avenue             Children's Hospital Medical Center; prior to
Cincinnati, Ohio 45219         1996, Secretary, Access Corporation

Philip G. Barach               Director, Union Central; prior to 1994,
9403 Kenwood Road              Chairman of the Board, U.S. Shoe Corporation
Suite D100
Cincinnati, Ohio 45242

V. Anderson Coombe             Director, Union Central; Chairman of the Board,
2503 Spring Grove Avenue       The Wm. Powell Company
Cincinnati, Ohio 45214

William A. Friedlander         Director, Union Central; Chairman, Bartlett &
36 East Fourth Street          Co.
Cincinnati, Ohio 45202

John H. Jacobs*                Director, President and Chief Operating Officer,
                               Union Central


William G. Kagler              Director, Union Central; former Chairman of the
18 Hampton Court               Board, Swallen's, Inc.; prior to November, 1995,
Cincinnati, Ohio 45208         various executive positions with Skyline Chili,
                               Inc.

Lawrence A. Leser              Director, Union Central; Chairman,
312 Walnut Street              The E. W. Scripps Company; prior to August,
Cincinnati, Ohio 45202         1994, President and CEO, The E.W. Scripps
                               Company

Francis V. Mastrianna, Ph.D.   Director, Union Central; Dean, College of
Slippery Rock University       Information Science and Business Administration,
Slippery Rock, PA 16057        Slippery Rock University of Pennsylvania

Mary D. Nelson, FSA            Director, Union Central; President, Nelson and
105 West Fourth Street         Company
Cincinnati, Ohio 45202

Thomas E. Petry                Director, Union Central; Former Chairman of the
250 East Fifth Street          Board and CEO, Eagle-Picher Industries, Inc.
Suite 500
Cincinnati, Ohio 45202

Larry R. Pike*                 Chairman and Chief Executive Officer, Union
                               Central

Myrtis H. Powell, Ph.D.        Director, Union Central; Vice President of
Miami University               Student Affairs, Miami University
113 Warfield Hall
Oxford, Ohio 45056

Dudley S. Taft                 Director, Union Central; President, Taft
312 Walnut Street              Broadcasting Company
Suite 3550
Cincinnati, Ohio 45202

John M. Tew, Jr., M.D.         Director, Union Central; Professor and Chairman,
506 Oak Street                 Department of Neurosurgery, University of
Cincinnati, Ohio  45219        Cincinnati Medical Center, and Member, Mayfield
                               Clinic

Stephen R. Hatcher*            Executive Vice President and Chief Financial
                               Officer, Union Central

Dale D. Johnson*               Senior Vice President, Union Central

Gerald A. Lockwood*            Senior Vice President and Corporate Actuary,
                               Union Central

David F. Westerbeck*           Senior Vice President, General Counsel and
                               Secretary, Union Central

__________
* The principal business address of the person designated is 1876 Waycross Road, Cincinnati, Ohio 45240.